Exhibit 10.8

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Section 200.80(b)(4) and Rule 406 of the

Securities Act of 1933, as amended.

AMENDED AND RESTATED EXCLUSIVITY AGREEMENT

This Amended and Restated Exclusivity Agreement (Agreement) is entered into as of the Effective Date (defined below) by and between Silimed-Silicone e Instrumental Medico-Cirugico e Hospitalar LTDA, a company organized under the laws of Brazil on behalf of itself and any affiliated, controlled or otherwise related entity or person including, without limitation, any entity controlled or owned at least in part by the officers and partners (stockholders) of Silimed-Silicone e Instrumental Medico-Cirurgico e Hospitalar Ltda. (collectively, (Manufacturer) and Juliet Medical, Inc., a Delaware corporation (Company) as of the Effective Date.

Background

Manufacturer manufactures and sells, among other things, various silicone based medical devices, sterile or non-sterile, including but not limited to custom and/or non-custom implantable devices for physicians. Manufacturer and Silimed, Inc., a Texas corporation that is selling its assets, including certain contractual rights to Company pursuant to the Asset Purchase Agreement (as defined below) are parties to an Exclusive Agreement dated December 1, 1997 (the 1997 Agreement) granting Company the right to distribute and sell the Products (as defined below) in the United States. Pursuant to the 1997 Agreement, Company filed for regulatory approval of certain silicone and saline breast implant devices in the United States and is performing clinical trials for such silicone breast implants. Company is also selling tissue expanders, facial implants, testicular implants and other devices pursuant to 510k approvals. Manufacturer and Company desire to amend and restate the 1997 Agreement to reflect the change in circumstances as Company approaches commercial release of the silicone breast implant devices in the United States.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manufacturer and Company agree to amend and restate the 1997 Agreement to read in full as follows:

1.                                      DEFINITIONS

1.1                               Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning set forth below.

Affiliate means with respect to either party, any Person that, directly or indirectly, is controlled by, controls or is under common control with such party. For purposes of this definition, “control” means, with respect to any Person, the direct or indirect ownership of more than fifty percent (50%) of the voting interest in such Person or the possession otherwise, directly or indirectly, of the power to direct the management or policies of such Person.

Company IP means individually and collectively all IP Rights (a) owned by Company prior to December 1, 1997 or (b) acquired by Company from another Person at any time during the term of this Agreement or (c) conceived, authored, created or otherwise developed by or on behalf of Company on or after December 1, 1997 in each case to the extent that they relate to the Products or the Product Specifications (including processes and know-how for the manufacture thereof).

Confidential Information means all data, specifications, training and any other trade secrets or know-how related to the design, implementation, performance or manufacture of the Products, as well as all other information and data provided by either party to the other party pursuant to this Agreement in written or other tangible medium and marked as confidential except any portion thereof which: (i) is known to the receiving party, as evidenced by the receiving party’s written records, before receipt thereof under this Agreement; (ii) is disclosed to the receiving party by a third person who is under no obligation of confidentiality to the disclosing party hereunder with respect to such information and who otherwise has a right to make such disclosure; (iii) is or becomes generally known in the trade through no fault of the receiving party; or (iv) is independently developed by the receiving party, as evidenced by the receiving party’s written records, without access to such information.

Control means, with respect to any IP Rights, possession by a party or its Affiliates of the ability (whether by ownership, license, or otherwise) to grant access, a license, or a sublicense to such IP Rights without violating the terms of any agreement or other arrangement with any third party as of the time such party would first be required hereunder to grant the other party such access, license, or sublicense.

Effective Date means the “Closing Date” under the certain Asset Purchase Agreement between Silimed, Inc., a Texas corporation, and Company (the Asset Purchase Agreement), which is the date on which Company will purchase from Silimed Inc. certain assets of Silimed, Inc. as described in the Asset Purchase Agreement. The Effective Date shall in no event be later than April 6, 2007.

Facility means Manufacturer’s manufacturing facility in Rio de Janeiro, Brazil.

FCA means “Free Carrier”, as that expression is defined in Incoterms 2000, ICC Publishing S.A.

Force Majeure means any event beyond the control of the parties, including, without limitation, fire, flood, riots, strikes, epidemics, acts of war or terrorism (declared or undeclared and including the continuance, expansion or new outbreak of any war, conflict or terrorism now in existence), embargoes and governmental actions or decrees.

Improvements means individually and collectively all discoveries, inventions, know-how, techniques, methodologies, modifications, improvements, works of authorship, designs and data (whether or not protectable under patent, copyright, trade secrecy or similar laws) relating to additions, developments, enhancements, updates and other changes in Products, including but not limited to any extensions of the label claims for any Product(s) and any new designs for the Product(s) that are conceived, created, discovered, developed, or reduced to practice or tangible medium of expression: (a) solely by one or more employees or consultants of Manufacturer at any time in the course of performing the transactions contemplated by this Agreement; or (b) jointly by one or more employees or consultants of Manufacturer and one or more employees or consultants of Company at any time in the course of performing the transactions contemplated by this Agreement; or (c) solely by one or more employees or consultants of Company at any time in the course of performing the transactions contemplated by this Agreement.

IP Rights means any and all of the following in any jurisdiction throughout the world: (a) inventions and patents and patent applications for same; (b) copyrights and registrations and applications for same; (c) trademarks, trade names, domain names and other indicia of source or origin; (d) software; (e) Confidential Information, including trade secrets and know-how; and (f) all other intellectual property rights or industrial property rights of any kind or nature (whether or not protectable under patent, copyright, trade secrecy or similar laws) that are conceived, discovered, developed, created or reduced to practice or tangible medium of expression by consultants or employees of a party to this Agreement (or by Silimed, Inc. in the case of Juliet Medical, Inc. as a party) without the use of IP Rights owned or Controlled by the other party to this Agreement (or by Silimed Inc. in the case of Juliet Medical, Inc. as a party) or are otherwise Controlled by such party (or by Silimed Inc. in the case of Juliet Medical, Inc. as a party).

Manufacturer IP means all (a) IP Rights owned by Manufacturer prior to December 1, 1997, (b) IP Rights acquired by Manufacturer from another Person, and (c) IP Rights conceived, authored, created or otherwise developed by or on behalf of Manufacturer at any time in each case to the extent that they relate to the Products or the Product Specifications (including processes and know-how for the manufacture thereof).

Person means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership, unincorporated organization, government (or any agency or political subdivision thereof) or other legal entity or organization.

Products means all products for all medical applications which are now or which may hereafter become a part of the Manufacturer’s line of products falling within the scope of the Patents (to the extent Manufacturer has a Patent) all as further described in the applicable Product Specifications, including the silicone breast implants, saline breast implants, polyurethane breast implants, tissue expanders, testicular implants, body contouring implants, facial implants (including maxofacial implants and nostril retainers), urology products (including constrictors and vaginal stents), gastric balloon products and gastric band products identified in Attachment 1 together with any Improvements. Attachment 1 may be amended from time to time in accordance with Section 2.1(b) to add additional products or Improvements to Products as they become part of Manufacturer’s line of products.

Product Approvals means, for the United States, those regulatory approvals required for importation, promotion, pricing, marketing and sale of the Product in such country.

Product Specifications means the specifications set forth in Attachment 1 for the Products, as such specifications may be modified from time to time by the mutual agreement of the parties acting in accordance with Section 3.11 to reflect (i) the Product Approvals that issue with respect to the Products or (ii) Improvements and the addition of new products to Manufacturer’s product line.

Territory means the United States of America (including its territories).

Trademarks means (a) the trademarks, set forth on Attachment 3, and (b) any other trademarks, as may be agreed upon in writing from time to time by the parties for use by Company in connection with the promotion, marketing and sale of the Products in the Territory.

1.2                               Other Defined Terms. Each of the following terms has the meanings ascribed to it in the section set forth opposite such term:

1997 Agreement	Recitals
AER	Section 5.4
Agreement	Recitals
Applicable GMP	Section 5.2
Company	Recitals
Excused Supply Failure	Section 3.3
Firm Order Period	Section 3.1
ICDR	Section 9.4
Indemnified Party	Section 7.2
Indemnifying Party	Section 7.2
Losses	Section 7.2
Manufacturer	Recitals
Regulatory Authority	Section 5.2
Representative	Section 9.1
RMA	Section 3.10
SOPs	Section 5.4
Supply Forecast	Section 3.1.

2.                                      DISTRIBUTION RIGHTS; VALIDATION

2.1                               Appointment.  (a) Subject to terms and conditions of this Agreement: Manufacturer hereby appoints Company as Manufacturer’s exclusive distributor for the promotion, sale and delivery of the Products in the Territory. Company hereby accepts such appointment as exclusive distributor within the Territory. Company shall use its commercially reasonable efforts to promote and sell the Products in the Territory, subject to delays caused by Regulatory Authorities with respect to the issuance of Product Approvals and to adequate supply of the Products for resale in the Territory.

(b)                                 The Manufacturer shall promptly notify Company of any Improvements to Products and of any new products that become part of the Manufacturer’s line of products, and Manufacturer shall provide Company with such notice, the Products Specifications for such Improvements to Products or new products and the pricing for such new products (such pricing to be determined in accordance with Section 3.4). Such Improvements to Products and new products shall automatically become Products subject to this Agreement in accordance with Section 3.11.

2.2                               Exclusive Dealing.  (a) Manufacturer shall not provide Products to any third party if Manufacturer knows or has reason to believe that Products provided to such party have been or will be sold for use or used in the Territory. Company shall not provide Products to any third party if Company knows or has reason to believe that Products provided to such third party have been or will be sold for use, or used, outside of the Territory.

(b)                                 Notwithstanding the provisions of Section 2.1 and Section 2.2(a), it is understood and agreed that Manufacturer is party to a supply agreement with […***…] for the distribution of Manufacturer’s […***…] product marketed as […***…] applications. This Agreement shall in no way limit or otherwise affect such supply agreement with respect to such […***…] product.

(c)                                  Except as otherwise provided in Section 2.2(b), Manufacturer shall notify Company if it receives any request to supply Products to any customer located in or for sale, use or distribution in the Territory. It is understood and agreed that it shall not be a breach of this Agreement for Manufacturer to have contact with such customers or customers located in the Territory; provided Manufacturer does not directly or indirectly sell, offer to sell, market, distribute, ship or deliver Products to customers located in the Territory.

(d)                                 Company shall notify Manufacturer if it receives any request to supply Products to any customer for sale, use or distribution outside the Territory.

2.3                               Competitive Products. During the term of this Agreement, Company shall not, and shall cause its Affiliates not to, market, sell or otherwise distribute in the Territory any product that is directly competitive with any Product that is then being commercially sold or clinically tested by Company in the Territory. It is understood and agreed that a product is “directly competitive with a Product” if it has an elastomer made of silicone and a filler made of either silicone or saline.

2.4                               2.3A                      Production Line Validation. Manufacturer hereby represents and warrants to Company that Manufacturer has successfully validated all production line(s) at the Facility upon which Products are produced in accordance with all quality system regulations promulgated under the Applicable GMP.

2.5                               Annual Meetings.  (a) No later than ninety (90) days prior to each anniversary of the Effective Date, the parties shall meet, in person or by videoconference or teleconference, to confer regarding (i) the Company’s expectations with respect to Product development and commercialization in the next contract year so that the Manufacturer may consider any changes in the resource allocation required to address such expected demand for Products; and (ii) the Manufacturer’s expectations with respect to pricing for each Product for the next contract year so that the Company may consider its cost structure with respect to the next contract year. The purpose of such meetings is to serve as a venue for the parties to provide timely notice of their respective expectations for the next contract year as well as trends and developments they foresee in order to reduce the likelihood of surprises with respect to either Company’s demand for Products or Manufacturer’s pricing for Products. If meetings are held in person they shall be held at either the headquarters of Manufacturer or the headquarters of the Company on an alternating basis, unless the parties mutually agree to hold such meeting in an alternative venue. The party hosting the meeting shall be responsible for providing an agenda for each meeting at least seven (7) days in advance of such meeting and shall prepare written draft minutes of all meetings in reasonable detail and distribute such draft minutes to the other party for comment and review within seven (7) days after the relevant meeting. The party receiving such minutes shall have seven (7) days to provide comments. The party preparing the minutes shall incorporate timely received comments and distribute finalized minutes within thirty (30) days following the relevant meeting.

(b)                                 The parties shall review and approve on a timely basis, but in any case, within thirty (30) days following receipt of finalized minutes, the expected forecasts for Products and the proposed pricing for Products for the next contract year. In the event that the Manufacturer does not approve the Company’s expected forecast for Products or the Company does not approve the Manufacturer’s proposed pricing for any Product(s) as presented at the meeting, then such party shall provide the other party with a detailed statement describing the basis of its concerns and the parties shall in good faith seek to resolve such matter prior to the commencement of the next contract year in accordance with the provisions of this Agreement, including Sections 3.1, 3.3 and 3.4.

3.                                      PURCHASE OF PRODUCTS AND TERMS OF SALE.

3.1                               Purchase Forecasts. During the term of this Agreement, Company shall provide to Manufacturer, on a quarterly basis, a non-binding rolling forecast of orders of each of the Products with respect to the next twelve (12) months (Supply Forecast). Notwithstanding the foregoing, the forecasts for […***…] of any 12 month period (Firm Order Period) covered by a Supply Forecast shall represent binding purchase obligations of

***Confidential Treatment Requested

Company to purchase all the Products set forth in the Supply Forecast for such Firm Order Period; provided, that (a) the forecast for […***…] of the Supply Forecast covering the period immediately following receipt of a Product Approval for the United States for a particular Product shall be considered part of the Firm Order Period for such Product and) shall represent a binding purchase obligation of Company to purchase all such Product for such Firm Order Period and (b) the forecast for all “custom” Products shall represent a binding purchase obligation of Company to purchase such “custom” Product.

3.2                               Product Orders.  (a) Orders for each Firm Order Period shall be placed by written purchase order and submitted by mail, electronic mail or facsimile, or by other means agreed upon by the parties. No order shall be binding upon Manufacturer until the same shall have been accepted in writing by Manufacturer (including acceptance by EDI). Manufacturer shall accept or reject all orders within five (5) days following receipt of same and shall deliver all orders that are accepted within ninety (90) days following the date such order is received. The parties covenant and agree that any standard printed terms of purchase/sale of Company and Manufacturer provided by either party to the other party shall be disregarded and that the provisions of this Agreement shall govern such purchase and sale.

(b)                                 Company shall use […***…] efforts to maximize sales of Products during the term of this Agreement.

3.3                               Obligation to Supply. (a) Manufacturer shall use […***…] efforts to accept and fill each order for Products submitted by Company; including orders that exceed the Supply Forecast for any month by up to […***…] percent ([…***…]%) of the amount in the Supply Forecast for such month delivered to Manufacturer ninety (90) days prior to such month. When allocating production with respect to filling orders for Products, Manufacturer shall ensure that Company orders are accepted and filled in a manner that does not differ in any material respect from the priority and fill rate Manufacturer applies to Products ordered by third parties or Manufacturer’s own sales organization; provided, however, the foregoing provision shall not apply to accepting or filling orders that exceed the Supply Forecast. Notwithstanding the foregoing, Manufacturer shall not be in breach of this Section 3.3 if Manufacturer’s failure to supply Products is due to a Force Majeure event or if Manufacturer’s failure is limited to quantities in excess of the quantities specified in this Section 3.3 (any such failure an Excused Supply Failure).

(b)                                 If Manufacturer is unable to supply any Product(s) ordered by Company in accordance with the terms of this Agreement other than because of an Excused Supply Failure, then Manufacturer shall use […***…] efforts to remedy the problem, including by securing an alternative source of supply within a reasonable time at no cost to Company, and any such alternative source of supply shall be on terms substantially identical with the terms of this Agreement. If Manufacturer is unable to remedy such problem within […***…] after its initial failure to supply (measured from the date that delivery would have been due under Company’s binding Supply Forecast), then Manufacturer shall consult with Company and the parties shall work together to remedy the problem, which may include having Manufacturer reactivate its old manufacturing facility. If Manufacturer is unable to remedy the supply problem after an aggregate period of […***…]  (or longer as agreed in writing by the parties), commencing with the date upon which such failure to supply began, then Company may at its option, and upon notice to Manufacturer, remedy the supply problem by manufacturing the applicable Product(s) itself or through an alternative source of supply (which shall not be deemed a violation by Company of Section 2.3) using the procedure specified in Section 3.3A or in the alternative, terminate this Agreement with respect to such Product(s) pursuant to Section 8.2 (last sentence).

(c)                                  In the event that, for any material period of time (i.e., any period of time that may interrupt Manufacturer’s ability to supply then Products that are the subject of the then most recent Supply Forecast), the Manufacturer Facility or the Manufacturer production line becomes non-operational for any reason whatsoever, Manufacturer will promptly notify Company, and Manufacturer will ensure that the production line for the affected Products is restored and revalidated at the same rate and in a manner that does not differ in any material respect from the priority and restoration rate of any other production line(s) at the Facility.

3.3A                      Manufacturing Rights.  (a) If Company notifies Manufacturer that Company will manufacture any Product(s) itself or through a third party as a result of a failure to supply by Manufacturer, Manufacturer shall (i) deliver to Company within thirty (30) days media embodying or disclosing all technology and proprietary or intellectual property rights necessary to enable Company or its designee to manufacture such Product(s) conforming with the applicable Product Specifications; and (ii) provide Company or its designee, upon request, with assistance

***Confidential Treatment Requested

in establishing a back-up manufacturing line. […***…] Company shall require any third party Company designates to manufacture Products pursuant to this Section 3.3A, to agree in writing to observe the terms of this Agreement relating to confidentiality and the manufacture of Products.

(b)                                 It is understood and agreed that in no case shall […***…] pursuant to this Section 3.3A.

(c)                                  Company may continue to exercise the manufacturing rights provided in this Section 3.3A until Manufacturer notifies Company that it is again able to supply Company’s needs for the applicable Product(s) and substantiates such claim to Company’s reasonable satisfaction. Upon such a showing, Company shall commence purchasing such Product(s) from Manufacturer and Company’s rights under this Section 3.3A shall terminate (with respect to such interruption in supply), provided that: (i) Company shall not be required to cancel any then outstanding purchase orders with any third party operating a back-up manufacturing line established pursuant to this Section 3.3A to the extent such orders have been accepted by such third party and are binding obligations of Company; and (ii) Manufacturer shall pay all cancellation costs incurred by Company in switching its purchases from such third party to Manufacturer. Company shall use commercially reasonable efforts to avoid significant cancellation fees in any third party contracts it enters pursuant to this Section 3.3A. Company shall not order Products from any third party operating a back-up manufacturing line established pursuant to this Section 3.3A for delivery more than […***…] months following the date of such order.

3.4                               Product Prices.  (a) The prices for each of the Products are set forth on Attachment 2.

(b)                                 Except as otherwise agreed by the parties or as provided in this Section 3.4, Manufacturer will not increase prices for the Products. Not more than once annually, Manufacturer may increase the prices for the Products to reflect (i) increases in the cost of raw materials, or (ii) increases in the costs of production components utilized in the manufacture of such Products including utilities, packaging materials and labor utilized in such manufacturing plus a pro rata portion of factory overhead costs allocated to the Products purchased by Company pursuant to this Agreement in accordance with normal accounting practices for all products manufactured in the Facility. Price increases shall not include any costs attributable to idle plant capacity (that Manufacturer or any third party may have) or general corporate activities that are not primarily associated with the manufacture of Products, including, by way of example only, salaries and benefits of executive management, administrative support for such management, and all costs of the finance, purchasing, legal, business development and corporate development functions of Manufacturer or overhead (other than Facility overhead for the portions of the Facility used for manufacturing Products). Without limiting the foregoing, Manufacturer will use commercially reasonable efforts to maintain price increases to an amount that does not exceed […***…] percent ([…***…] %) per annum and shall include with any notice of a price increase documentation of such production cost increases. Company shall have the right, not more than once in any twelve (12) month period, upon reasonable notice to have an independent certified public accountant, selected by Company and reasonably acceptable to Manufacturer, inspect Manufacturer’s books and records for purposes of verifying Manufacturer’s actual production costs for the Products. Manufacturer shall make all applicable books and records available for such inspection during normal business hours at Manufacturer’s facility. Any such audit shall be at the expense of Company, unless such audit discloses that Manufacturer’s reported average production costs for the audited period are less than Manufacturer’s actual production costs for such period by more than […***…] percent ([…***…]%), in which case Manufacturer shall reimburse Company for such expenses. If any audit discloses that Manufacturer’s actual production cost for a Product is less than the reported production cost, Manufacturer shall promptly make payment to Company of an amount equal to the product of […***…].

(c)                                  Company shall not be required to pay any royalty to Manufacturer for its sale of Product supplied by Manufacturer pursuant to this Agreement.

3.5                               Intentionally Omitted.

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3.6                               Resale Prices. Nothing contained herein shall be deemed to limit in any way the right of Company to determine the prices at which, or the terms on which, the Products purchased by Company may be resold by Company.

3.7                               Payment. (a) Company shall pay for Products within thirty (30) days after the date of Manufacturer’s invoice. All payments shall be stated and paid in U.S. Dollars. Except for income taxes that may be assessed against Manufacturer, all taxes and charges that may be imposed by any government taxing authority on the amounts paid by Company to Manufacturer under this Agreement shall be paid by Company for Manufacturer’s account.

(b)                                 In the event Company fails to make any payment hereunder in full when due that is not disputed in good faith, the amount due shall accrue interest beginning on the […***…] day following the final date on which such payment was due, calculated at the annual rate equal to […***…] ([…***…]%) above the prime interest rate reported in the Wall Street Journal for the due date, calculated from the due date until paid in full. Such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Manufacturer to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment. In the event Company disputes any payment it shall notify Company in accordance with Section 9.2 and shall pay all undisputed sums in accordance with this Agreement.

(c)                                  Intentionally omitted.

(d)                                 Nothing in this Section 3.7 shall waive any other rights and remedies Manufacturer may have under law or this Agreement, and all such rights and remedies set forth herein shall be considered cumulative with all other available rights and remedies.

3.8                               Shipping.  (a) Manufacturer shall arrange for shipment (according to Company directions) and invoicing to Company of the Products ordered by Company via common carrier (air freight), FCA Rio de Janeiro, Brazil to the carrier selected by Company. Company shall pay all customs, duties and other governmental charges, if any, related to importation and sale of the Product in the Territory following such FCA delivery, and shall have all responsibility for storing and clearing the Products through all United States customs and importation requirements. Manufacturer shall be responsible for clearing the products for export from Brazil.

(b)                                 Manufacturer will supply Products to Company in finished and final packaged format for end user sale, (including all trade dress, labeling and warning and handling instructions) as documented in the applicable packaging specifications for each Product. The parties shall adopt such packaging specifications for each Product not later than six (6) months prior to the anticipated date of commercial launch for the applicable Product in the Territory and such packaging specifications shall be appended to this Agreement as Attachment 4.

3.9                               Product Samples.  (a) Manufacturer shall provide Company, promptly upon request, with a reasonable number samples of the Products of any current production run, not to exceed […***…] percent ([…***…]%) of such production run, for testing purposes. Such Product samples shall be shipped to Company in accordance with the provisions set forth in Section 3.8, and Company shall pay the price for such Products in the manner described in Section 3.7.

(b)                                 Manufacturer shall also make available to Company, at Company’s expense and upon Company’s request, for regulatory approval purposes, sample Products in accordance with the applicable Product Specifications. In addition, Manufacturer shall supply Company, at no charge, with a mutually agreed number of units of each of the Products for demonstration and marketing purposes and will supply additional units at cost.

3.10                        Acceptance.  (a) Company shall notify Manufacturer within thirty (30) days of the receipt of a shipment of the Products (or for shipments delivered to Company’s customer within thirty (30) days following the receipt of the samples for such shipment requested by Company in accordance with Section 3.9(a)) of any apparent non-conformity of the Product to the applicable Product Specifications. If Company fails to so notify Manufacturer, it will be deemed to have accepted the Product; provided that the warranty provided in Section 6.2 and Manufacturer’s obligations under Section 7.2 shall survive acceptance of the Product by Company.

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(b)           Manufacturer shall perform all in-process and finished product tests or checks required by the applicable Product Specifications and Applicable GMP. For purposes of this Agreement, such tests shall be considered routine and shall be performed at Manufacturer’s expense; provided that in the event that Company requests any tests in addition to the foregoing, Company shall compensate Manufacturer for the cost of such additional tests in accordance with a method to be mutually determined. All tests and test results shall be performed, documented and summarized by Manufacturer in accordance with the applicable Product Specifications and applicable laws, rules and regulations. Manufacturer shall immediately notify Company of any significant out-of-specification analytical results for either in process or finished Product test results.

(c)           Company shall not be required to pay Manufacturer for any Products which have been properly rejected for failure to comply with Product Specifications. Manufacturer shall at its expense and at no further cost to Company replace any Products that do not conform to the Product Specifications. All defective units of the Product shall be returned to Manufacturer or its designee if requested by Manufacturer and at Manufacturer’s cost; upon Manufacturer’s request, Company will hold such Products at its premises for inspection by Manufacturer or its designee. Company shall notify Manufacturer in writing of its rejection of Product under this Section 3.10 within thirty (30) days of Company’s receipt thereof, shall request a Return Material Authorization (RMA) number and shall within thirty (30) days of receipt of such RMA number return a sample of such rejected Product to Manufacturer or its designee freight prepaid and properly insured, along with a reasonably detailed statement of the claimed defect and proof of date of purchase unless Manufacturer requests Company to hold such Products at its premises for inspection by Manufacturer or its designee. In the event Manufacturer determines that the returned (or held) Product is defective and properly rejected by Company, Manufacturer shall replace such defective Product (and shall provide Company with an RMA for the balance of the defective lot of Product which shall be returned to Manufacturer freight prepaid and properly insured unless Manufacturer requests that Company have such lot destroyed). Manufacturer shall deliver to Company, freight prepaid, all replacements for Products properly rejected, along with reimbursement of the shipment charges for return of the nonconforming Product (if any). In the event that any rejected Product is determined by Manufacturer to not be defective, Company shall reimburse Manufacturer for all costs and expenses related to the inspection and return of such Product to Company. If there is disagreement between the parties as to whether the Product meets Product Specifications, the parties shall have such Product tested by a mutually agreed upon third party and such third party’s determination as to whether such Product meets Product Specifications shall be binding on the parties. The expense for such testing shall be borne by Company unless it is determined that the Product does not meet the Product Specifications. Pending the outcome of such testing, Manufacturer shall have the right to suspend shipments of the applicable Products in respect of all existing and future orders of such Product.

(d)           Company shall notify Manufacturer in writing of any shortage in quantity of any shipment of Product within thirty (30) days of receipt of such Product. In the event of such shortage, Manufacturer shall endeavor to make up and ship the shortage as promptly as possible, but with the substitute shipment occurring no later than thirty (30) days after notice, at no additional cost to Company.

3.11        Changes.  (a) The Product Specifications may be modified or changed only by mutual agreement of the Company and Manufacturer. To the extent that such modification or change results in an increase or decrease in the cost of manufacturing any Product or requires additional capital investment or other material changes to the manufacturing process, the parties shall, contemporaneously with the modification to the Product Specifications if not earlier, jointly examine and mutually agree upon the consequences thereof and shall make an appropriate increase or decrease to the purchase price of such Product arising from such modification or change and amend Attachment 2 accordingly. At least six (6) weeks prior notice to the other party is required for any requested Product Specifications change; provided, however, that if any requested Product Specifications change requires additional Product Approval(s), the implementation of such requested change shall in no event be required until four (4) weeks after such approval(s) have been obtained.

(b)           Manufacturer shall promptly contact Company in the event that Manufacturer anticipates making changes to any material used to manufacture the Products or in the event Manufacturer considers any such material used to manufacture the Products to be nonconforming or unacceptable and Manufacturer shall not be required to implement any change to the Product Specifications that it reasonably believes will prevent it from being able to perform in accordance with the terms of this Agreement unless such terms are modified. If Manufacturer notifies Company that it believes the preceding sentence is applicable the parties shall meet and attempt to resolve the matter using the procedure specified in Section 9.2 if necessary; during any such period the Product will continue to be manufactured under the Product Specifications without such modification.

(c)           Company shall promptly upon request supply Manufacturer with “flow charts” regarding FDA requirements for any changes made in the material, construction, processing or manufacturing for any Products and any future Products.

4.             CONFIDENTIALITY; INTELLECTUAL PROPERTY RIGHTS

4.1          Confidentiality. (a) During the term of this Agreement and for […***…] years thereafter, Manufacturer and Company shall not use for any purpose other than this Agreement and shall not reveal or disclose to third parties the subject matter of this Agreement and any Confidential Information received from the other party as confidential in nature. Any Confidential Information disclosed by either party hereunder to the other party may be used only by employees of the other party or its affiliates who agree to be bound by such party’s obligations hereunder with respect to such Confidential Information and who have a genuine need to know such information for the purposes permitted by this Agreement. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such Confidential Information is granted. Nothing herein shall be construed as preventing a receiving party from using and disclosing any Confidential Information as necessary (i) in prosecuting or defending litigation in accordance with Section 4.3; (ii) in connection with the initiation and conduct of clinical trials; or (iii) in conducting research and development in accordance with this Agreement including with third party collaborators (if such collaborators are subject to written confidentiality agreements with such party).

(b)           No public announcement or other disclosure to any third party concerning the existence of or terms of this Agreement shall be made, either directly or indirectly, by either party to this Agreement, except as may be legally required or as may be required for recording purposes, without first obtaining the written approval of the other party and agreement upon the nature and text of such announcement or disclosure. The party desiring to make any such public announcement or other disclosure (pursuant to legal requirement, for recording purposes or otherwise) shall provide the other party with a written copy of the proposed public statement, in reasonably sufficient time prior to public release in order to allow such other party to comment upon such announcement or disclosure.

4.2          Licenses.  (a) Manufacturer hereby grants to Company an exclusive, royalty-free, non-transferable (except in accordance with section 10.4) license to use (i) the Trademarks in the Territory in connection with the promotion, marketing, advertising, and sale of Products in the Territory; and (ii) any other Manufacturer IP as necessary or useful to promote, sell and deliver the Products in the Territory. In addition, upon the occurrence of the events described in Section 3.3A and solely in accordance with Section 3.3A Company may practice such intellectual property as necessary or useful for purposes of manufacturing Product in accordance with Section 3.3A.

(b)           If at any time Manufacturer believes that any Product(s) do not meet Manufacturer’s commercially reasonable quality expectations, Manufacturer will notify Company and Company will use commercially reasonable efforts to cure any such deficiency within a commercially reasonable period of time and unless such deficiency is resolved to Manufacturer’s reasonable satisfaction, not to be unreasonably withheld, Manufacturer may require Company to cease using the Trademarks in connection with the applicable Products. Upon Manufacturer’s request, Company will provide Manufacturer with samples of its usage of the Trademarks. Any use of the Trademarks will indicate that Manufacturer is the owner of the Trademarks. All uses of the Trademarks and all goodwill associated therewith will inure solely to the benefit of Manufacturer.

(c)           Company shall use the Trademarks only in the manners expressly approved by Manufacturer in advance in writing. Company shall use the Trademarks to promote, market, advertise and sell the Products in the Territory. Company may elect to adopt other trademarks for use in the promotion, marketing and sale of the Products (in addition to the Trademarks), in which case Section 4.2(b)-(c) shall not apply to Company’s use of such other marks.

4.3          Infringement.  (a) Each of Company and Manufacturer will notify the other party in writing of any infringement or unauthorized use or disclosure of the other party’s IP Rights in the Territory within thirty (30) days after it becomes aware of such infringement or unauthorized use or disclosure.

***Confidential Treatment Requested

(b)           Subject to Sections 4.3(c) and 4.3(d), each party shall have the exclusive right (but not the obligation) at its own cost to take all legal action in the Territory it deems necessary or advisable to eliminate or minimize the consequences of any infringement or unauthorized use or disclosure of its IP Rights in the Territory.

(c)           Without limiting the generality or applicability of Section 4.3(b), Manufacturer shall have the exclusive right (but not the obligation) at its own cost to take all legal action in the Territory it deems necessary or advisable to eliminate or minimize the consequences of any infringement or unauthorized use or disclosure of the Trademarks in the Territory. All proceeds realized upon any judgment or settlement regarding an action undertaken with respect to the Trademarks shall be retained by Manufacturer.

(d)           Without limiting the generality or applicability of Section 4.3(b), Company shall have the exclusive right at its own cost to take all legal action in the Territory it deems necessary or advisable to eliminate or minimize the consequences of any infringement or unauthorized use or disclosure of the IP Rights other than Trademarks or Manufacturer Confidential Information as embodied in a Product. For the purpose of taking any such legal action, Company shall have the right, subject to Manufacturer’s prior written consent (which consent shall not be unreasonably withheld) to use the name of Manufacturer as plaintiff, either solely or jointly in accordance with the applicable rules of procedure. Manufacturer shall furnish Company with whatever written authority may be required in order to enable Company to use Manufacturer’s name in connection with any such legal action, and shall otherwise cooperate with Company (at Company’s expense) in connection with any such action. All proceeds realized upon any judgment or settlement regarding an action undertaken with respect to the IP Rights other than Trademarks or Manufacturer Confidential Information as embodied in a Product shall be used to reimburse Company for the costs of litigating or settling such matter and then shall be paid to Company and to Manufacturer in an amount that compensates Company for lost sales in respect of such infringement and Manufacturer in an amount that reflects the sums that would be due Manufacturer from Company based on the lost sales.

4.4          Ownership of IP Rights; Retained Rights.  (a) This Agreement does not convey to Company any right, title or interest in or to any Manufacturer IP by implication, estoppel or otherwise except for the license rights expressly granted under Section 4.2. Title to the Manufacturer IP shall at all times remain vested in Manufacturer.

(b)           This Agreement does not convey to Manufacturer any right, title or interest in or to any Company IP by implication, estoppel or otherwise except for the license rights expressly granted under Section 4.4(d). Title to the Company IP shall at all times remain vested in Company.

(c)           Intentionally Omitted.

(d)           Company hereby grants to Manufacturer a non-exclusive, royalty-free, fully paid-up license to use the Company IP to fulfill Manufacturer’s obligations to Company under this Agreement.

4.5          Improvements. If the parties jointly undertake any development, modification, enhancement or alteration of the Products after the Effective Date, then: (a) Company shall be the exclusive owner of all Improvements created solely by Company employees or consultants; (b) Manufacturer shall be the exclusive owner of all Improvements created solely by Manufacturer employees or consultants; and (c) the parties shall jointly own all Improvements created jointly by the parties; provided that Manufacturer hereby grants and agrees to grant to Company a perpetual, irrevocable, exclusive, transferable, fully paid-up, royalty-free right and license to use such Improvements in the Territory and Company hereby grants to Manufacturer a perpetual, irrevocable, exclusive, transferable, fully paid-up, royalty-free right and license to use such Improvements outside the Territory. If required, patent counsel mutually acceptable to the parties shall determine inventorship of all Improvements in accordance with U.S. patent law (and other U.S. intellectual property law, if applicable) and which party is entitled to ownership of such Improvements. Any disagreements will be resolved using the procedures described in Section 9.2 and Section 9.6.

5.             REGULATORY ACTIVITIES; APPROVALS

5.1          Regulatory Approvals.  (a) Company (i) will have sole responsibility and authority, at its sole expense, for obtaining and maintaining Product Approvals for the Products from the FDA or other Regulatory Authority necessary for the commercial import, export, distribution and sale of the Product in the Territory, and (ii) shall use its commercially reasonable efforts to obtain and maintain all such Product Approvals as soon as reasonably practicable after the Effective Date; this responsibility includes, without limitation, conducting and managing a clinical trial program in the United States, if necessary, as determined by Company. All regulatory’ filings with any Regulatory Authority in the Territory relating to the Product will be made in the name of Company or its designee. Manufacturer will use commercially reasonable efforts to cooperate with all of Company’s efforts to obtain and maintain Product Approvals for the Product, including by providing Company and the Regulatory Authority with such information and assistance as Company may reasonably request regarding the Product, including but not limited to, any and all surgical and clinical studies, documentation, certifications, bio-compatibility studies, and any other information which may be required by the Regulatory Authority or which may have a bearing or positive impact on the approval of any Products for which Company seeks Product Approvals; and Manufacturer will comply with all applicable regulatory requirements (including without limitation design controls, change controls, manufacturing and quality systems and Applicable GMP) reasonably necessary to obtain Regulatory Approval of the Product.

(b)           Manufacturer shall, at its expense and its discretion, use commercially reasonable efforts to obtain and maintain any regulatory approvals required for the manufacture of the Product at the Manufacturer Facility. Such regulatory approvals for the manufacture of the product at the Manufacturer Facility shall be applied for and maintained in the name of Manufacturer. Company will use commercially reasonable efforts to cooperate with all of Manufacturer’s efforts to obtain and maintain regulatory approvals for the manufacture of the Product at the Facility, including, without limitation, by providing Manufacturer and the Regulatory Authority with such information and assistance as Manufacturer may reasonably request regarding the Product.

(c)           Each party shall keep the other advised of regulatory interactions, activities and correspondence and the registration status of the Products and the Facility on a quarterly basis, except that matters requiring more immediate attention shall be communicated as soon as practicable. Each party shall promptly provide reasonable advice and assistance to the other party as may be necessary to obtain and maintain approvals for the Facility, Applicable GMPs for the manufacture of the Products and Product Approvals for the Products.

5.2          Quality Control. (a) Manufacturer shall manufacture the Products in accordance with the Product Specifications. Manufacturer will install and maintain effective quality control systems, conduct quality assurance testing and keep statistical process control records conforming to the then applicable good manufacturing practices regulations of the U.S. Food and Drug Administration under 21 CFR Part 820 or comparable regulations of any other any regulatory agency or authority that has authority to grant registrations, authorizations and approvals necessary for the commercial manufacture of the Products (each, a Regulatory Authority) (the Applicable GMP) and including specifically ISO 9001 certification and ISO 13485 certification.

(b)           Manufacturer will comply with Applicable GMP requirements in its manufacturing of the Products. Prior to shipping any Product, Manufacturer will carry out the Product tests specified in the applicable Product Specifications on each Product. If any Product fails to meet the Product Specifications, the Product will be replaced by Manufacturer. No Product will be shipped to Company or its designee without passing all tests specified in the Product Specifications except with Company’s prior written approval.

(c)           Manufacturer will maintain manufacturing quality documentation, including records of Manufacturer’s Product tests in accordance with the applicable regulations of the applicable Regulatory Authorities and Manufacturer will certify that Product was manufactured and tested in accordance with the applicable Product Specifications and regulatory requirements. Company may request copies of such manufacturing quality documentation and records and certifications as part of the inspections permitted under Section 5.3(a). Company will maintain quality control documentation, including records of Company’s Product Approval process and records related to Company’s promotion and marketing of the Product.

5.3          Inspections.  (a) During regular business hours and upon reasonable advance notice, Manufacturer will permit Company and its agents to inspect the Facility and provide access to Manufacturer’s manufacturing quality control documentation and regulatory files related to the Products to the extent necessary for, and for the sole purpose of assessing Manufacturer’s compliance with the provisions of Sections 5.2 and 6.2 of this Agreement;

provided that such inspections shall be conducted in a manner that does not unreasonably disrupt operations of the Facility.

(b)           Manufacturer will allow representatives of any Regulatory Authority with jurisdiction over the manufacture, marketing, distribution and sale of any of the Products in the Territory to inspect the Facility, and will cooperate with such representatives in every reasonable manner. Manufacturer will promptly provide Company with notice of any inspections of the Facility by inspectors of the FDA or any other Regulatory Authority reasonably related to its performance hereunder or the subject matter of this Agreement and will permit Company to attend such inspections. Manufacturer will provide Company with copies of any FDA Form 483 notices of adverse findings, regulatory letters or similar writings it receives from any Regulatory Authority setting forth adverse findings or non¬compliance with applicable laws, regulations or standards relating to the Products supplied by Manufacturer hereunder within two (2) days of its receipt thereof, and Manufacturer’s written response to such Regulatory Authority not later than the date of its submission thereof.

(c)           If an inspection pursuant to Section 5.3(a) reveals that the Facility does not satisfy the requirements above in all material respects, then Company will promptly provide to Manufacturer written notice of such fact, which notice will contain in reasonable detail the deficiencies found in the manufacturing facilities and, if practicable, those steps Company believes Manufacturer should undertake in order to remedy such deficiencies. Manufacturer will remedy such deficiencies within a reasonable period of time after receipt of such written notice.

5.4          Vigilance; Recalls.  (a) Attachment 5 contains the Company’s standard operating procedures (SOPs) as to Product recalls, which have been mutually agreed upon by the parties. If either party becomes aware of information about any Product indicating that it may not conform to the applicable Product Specifications, or that there are potential issues regarding safety or accuracy of results of Product, it will promptly so notify the other party. The parties will promptly confer to discuss such circumstances and to consider appropriate courses of action, which courses of action will be consistent with the SOPs.

(b)           In the event that (i) Company determines that an event, incident, or circumstance may result in the need for a recall or other removal of the Product or any lot or lots thereof from the market; (ii) any Regulatory Authority in the Territory threatens to remove a Product from the market; or (iii) any Regulatory Authority in the Territory requires distribution of a “Dear Doctor” letter or its equivalent regarding the use of Product, Company shall promptly advise Manufacturer in writing, and shall provide Manufacturer with copies of all relevant correspondence, notices and the like. Notwithstanding anything the contrary herein, Company shall have final authority to make all decisions relating to any recall within the Territory and shall pay all costs associated with such recall of the Product for any reason, whether or not requested or ordered by any Regulatory Authority; provided that the foregoing does not limit Company’s right to proceed against Manufacturer pursuant to Section 6.2 to the extent such recall or withdrawal of the Product is the result of (i) any breach by Manufacturer of its duties under the Agreement or (ii) Manufacturer’s negligence or willful-misconduct. If Company initiates any recall of a Product, Manufacturer shall cooperate and provide reasonable assistance to Company in conducting such recall.

(c)           Intentionally Omitted.

(d)           With respect to any recall, withdrawal, or field correction of a Product, Company or its designee will make all contacts with the FDA and other Regulatory Authorities, and will be responsible for coordinating all of the necessary activities in connection with such recall, withdrawal, or field correction. Company and Manufacturer will coordinate any statements to customers and the media, including, but not limited to, press releases and interviews for publication or broadcast except as otherwise required by applicable law to assure patient safety, and neither party will issue any such statements without consulting with the other. The parties will reasonably cooperate with each other in the conduct of such activities and will perform any acts reasonably requested by the other party to facilitate the recall, withdrawal or field correction. Each party will keep the other party fully informed of progress and in relation to all material decisions or actions such party undertakes pursuant to this Section 5.4(d).

(e)           Each party will notify the other party within three (3) business days (unless a shorter period is required under applicable laws or regulations) of any event or complaint that gives rise or could give rise to the need to file a adverse event report within the meaning of the Federal Food, Drug and Cosmetic Act of 1938, as amended or similar report under the laws or regulations administered by any Regulatory Authority (collectively, an AER), with respect to any Product or the manufacture, distribution or use thereof in accordance with applicable regulations covering AER’s. Each such notice will be Confidential Information under this Agreement. If, as a result of any corrective action or any final, non-appealable or non-appealed governmental or court action, an AER is required to be issued for any Product sold hereunder, Company will bear the costs and expenses of and will be responsible for all corrective actions associated with such AER but the foregoing does not limit Company’s right to proceed against Manufacturer pursuant to Section 6.2 to the extent such AER is the direct result of any breach by Manufacturer of its duties under the Agreement.

5.5          Compliance with Laws. Company shall comply with all applicable laws and regulations pertaining to the importation, distribution, sales and marketing of the Products and performance by Company of its obligations under this Agreement. Manufacturer will comply with all applicable laws and regulations pertaining to the manufacture of the Products and in any other manner pertaining to performance by Manufacturer of its obligations under this Agreement.

5.6          FDA Approvals. Company shall use its commercially reasonable efforts to obtain promptly all Product Approvals, including, but not limited to, approvals from the FDA necessary for the commercial import, export, distribution and sale of the Product in the Territory.

6.             REPRESENTATIONS AND WARRANTIES

6.1          Authorization; Enforceability. Each of Manufacturer and Company represents and warrants to the other that: (a) it is a corporation or limited liability company duly organized and validly existing under the laws of its incorporating jurisdiction; (b) it has all requisite corporate power and authority to enter into this Agreement; (c) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby; (d) this Agreement is a valid and binding obligation of such party enforceable in accordance with its terms; and (e) its execution, delivery and performance of this Agreement will not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

6.2          Product Warranty. Manufacturer represents and warrants to Company, its successors, assigns, and customers and to users of the Products that each Product supplied to Company hereunder: (a) conforms to the applicable Product Specifications for the applicable period stated in Attachment 6, for each Product described therein; and (b) was manufactured, processed, labeled, packaged, stored and tested (in each case, while in the possession or control of Manufacturer) in accordance with the Product Specifications (including any applicable Product Approvals) and Applicable GMP. This warranty does not apply to any non-conformity of the Products resulting from (i) any alteration, misuse, mishandling or storage in an improper environment in each case by any party other than Manufacturer or its agents or (ii) any labeling approved by Company or any labeling required to be added to the Products by Company. THE FOREGOING WARRANTY IS THE SOLE AND EXCLUSIVE WARRANTY GIVEN BY MANUFACTURER WITH RESPECT TO THE PRODUCTS, AND MANUFACTURER DOES NOT GIVE OR MAKE, AND COMPANY IS NOT RELYING ON, ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT IN CONNECTION WITH THE PRODUCTS .

7.             RISK ALLOCATION

7.1          LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY INCLUDING CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING THAT SUCH DAMAGES MAY HAVE BEEN IN THE REASONABLE CONTEMPLATION OF THE PARTIES. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 7.1 SHALL NOT APPLY TO COMPANY’S PAYMENT OBLIGATIONS SET FORTH IN THIS AGREEMENT, TO BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER SECTION 4.1 OR VIOLATIONS OF

ANOTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS AND SHALL NOT SERVE TO LIMIT A PARTY’S INDEMNIFICATION OBLIGATIONS PROVIDED IN SECTION 7.2 WITH RESPECT TO THIRD PARTY CLAIMS.

7.2          Indemnification. Subject to the provisions of Section 7.3, each of Manufacturer and Company (each, in such capacity, an Indemnifying Party) will defend, indemnify and hold harmless the other party, its subsidiaries, parent corporations, affiliates, officers, directors, employees, agents, or representatives and their respective successors and assigns (each, in such capacity, an Indemnified Party) from and against any claim, suit, demand, loss, damage, expense (including reasonable attorney’s fees of indemnitee(s) and those that may be asserted by a third party) or liability (collectively, Losses) imposed upon the Indemnified Party(s) by any third party to the extent arising from or related to: (a) any material breach of such Indemnifying Party’s representations and warranties under this Agreement; (b) any negligence or intentional misconduct by such Indemnifying Party (or its employees, agents or representatives) in performing its obligations under this Agreement; (c) in the case of Manufacturer as the Indemnifying Party an inherent defect in the Products or failure of the Product to comply with the Product Specifications; (d) in the case of Company as the Indemnifying Party (i) any labeling, package insert, warnings or other materials supplied or required by law or this Agreement to be supplied by or at the direction of Company; and (ii) any promotional claims with respect to any Product by Company or by an Affiliate, licensee, sublicensee, distributor or agent of Company; and (e) in the case of Manufacturer as the Indemnifying Party any claim that the Product infringes any patent or other intellectual property right of any third party other than cases in which such infringement arises from a modification proposed by Company to a Product Specification. The foregoing indemnification action shall not apply to the extent that such Losses arose as a result of any Indemnified Party’s negligence, intentional misconduct or breach of this Agreement.

7.3          Procedure. To receive the benefit of indemnification under Section 7.2, the Indemnified Party must (a) promptly notify the Indemnifying Party of a claim or suit; provided, that failure to give such notice shall not relieve Indemnifying Party of its indemnification obligations except to the extent that such failure prejudices the rights of Indemnifying Party; (b) provide reasonable cooperation to the Indemnifying Party (and its insurer), as reasonably requested, at Indemnifying Party’s cost and expense; and (c) tender to the Indemnifying Party (and its insurer) full authority to defend or settle the claim or suit; provided that no settlement requiring any admission by the Indemnified Party or that imposes any obligation on the Indemnified Party shall be made without the Indemnified Party’s consent, not to be unreasonably withheld. Neither party, as Indemnifying Party, has any obligation to indemnify the other party in connection with any settlement made without the Indemnifying Party’s written consent. The Indemnified Party has the right to participate at its own expense in the claim or suit and in selecting counsel therefor.

7.4          Insurance. Each party shall procure and maintain insurance or self-insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Product is being clinically tested with human subjects or commercially distributed or sold by Company. It is understood that such insurance shall not be construed to create a limit of either party’s liability with respect to its indemnification obligations under Section 7.2. Each party shall provide the other with written evidence of such insurance (or financial information that describes the amounts available under any self-insurance facility) upon request. Each party shall provide the other with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other party hereunder. If such party does not obtain replacement insurance or take other measures that allow it to provide comparable coverage within such 15-day period, the other party shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

8.             TERM AND TERMINATION

8.1          Term. This Agreement shall take effect as the Effective Date and shall remain in effect until the fifth anniversary of the Effective Date, unless sooner terminated in accordance with Section 8.2 of this Agreement (including the Sections referenced in Section 8.2) or extended in accordance with this Section 8.1. Manufacturer hereby grants Company, or its successors and assigns, an option to renew this Agreement, upon the same terms as herein set forth, for one (1) additional five (5) year period, which option to renew shall automatically take effect at the expiration of the then current term unless written notice of Company’s decision not to renew is delivered to

Manufacturer at least six (6) months prior to the expiration of the then current term. All applicable terms and conditions of this Agreement shall remain in effect during the renewal term, unless expressly amended by mutual agreement of the parties. During any notice period prior to the expiration of the initial term or any renewal term, each party will continue to perform and fulfill all of its respective obligations.

8.2          Termination. Subject to Sections 3.3(b) and 3.7 with respect to breaches addressed thereby, either party may terminate this Agreement at any time upon sixty (60) days notice to the other party in the event that the other party shall have breached any of its material obligations hereunder and shall not have cured such default prior to the expiration of the sixty (60) day period, provided that if the breach relates only to a single Product, then the terminating party shall be entitled to terminate this Agreement only with respect to the applicable Product. In addition, either party shall have the right to terminate this Agreement on a Product-by-Product basis upon thirty (30) days notice if a Force Majeure condition (excluding a Force Majeure condition that is the fault of the party seeking to terminate) has prevented performance by the other party for more than forty five (45) consecutive days or more than one hundred twenty (120) days in the aggregate in any 12-month period. The parties may also terminate this Agreement at any time on a Product-by-Product basis upon mutual written agreement of the parties. Company may also terminate this Agreement with respect to a Product upon notice to Manufacturer if Manufacturer fails to cure a breach with respect to such Product under Section 3.3(b) in accordance with Section 3.3(b).

8.3          Effect of Termination. (a) Termination of this Agreement shall not affect rights and obligations of either party that may have accrued prior to the effective date of termination or any obligation specifically stated to survive termination. The provisions of Sections 1, 4.1, 4.4-4.5, 5.2(c), 5.4(a)-(d), 6.1-6.2, 7.1-7.3, 8.3, 9, 10.1, 10.3 and 10.5-10.14 shall survive any expiration or termination of this Agreement in accordance with their respective terms. Upon termination of this Agreement for any reason and upon expiration of the applicable sell-out period specified in this Section 8.3, Company shall discontinue any and all use of the licenses granted under Section 4.2.

(b)           Upon any termination (including expiration) of this Agreement, each party shall return to the other party or certify in writing to the other party that it has destroyed all documents and other tangible items it or its employees or agents have received or created pertaining, referring or relating to the Confidential Information of the other party; provided, however, that a party is permitted to retain one copy of such materials in its legal files to be used solely to verify compliance with its obligations hereunder.

(c)           Upon any termination (including expiration) of this Agreement, Manufacturer and Company will cooperate to minimize disruption to customers for the Product in the Territory. Except in the event of termination arising from Company’s breach of this Agreement, and on a cash-in-advance basis only, Manufacturer will fill existing orders that Manufacturer has received and accepted and will accept additional orders from Company for additional Products that Company is, as of the date of termination notice, contractually obligated to furnish to its customers, to the extent Company does not have sufficient product in its inventory to fulfill such obligations; provided Company notifies Manufacturer of such transactions by the termination date. Any Products manufactured pursuant to the provisions of this Section 8.3(c) shall be subject to the provisions of Section 3 and Section 5 (except as expressly modified by this Section 8.3(c) with respect to payment terms).

(d)           If termination is based upon material breach by Company, Manufacturer shall have the right but not the obligation to repurchase some or all of the inventory of the Product held by Company or its Affiliates. The price for such inventory shall be the cost thereof actually paid by Company to Manufacturer. Upon issuance of an RMA to Company by Manufacturer, Company shall ship the Products to Manufacturer freight prepaid. If Manufacturer does not repurchase the inventory under this Section 8.3(d), Company shall have the right to sell out its inventory for a period of […***…] from the date of termination. Thereafter, Manufacturer shall have the right but not the obligation to repurchase any remaining inventory of the Product in accordance with the provisions of this Section 8.3(d).

9.             DISPUTE RESOLUTION.

9.1          Designated Contacts. Each party will designate an individual (Representative) who will have the authority to represent such Party in all matters concerning the transactions contemplated by this Agreement. All communications should be addressed to the designated Representative. The initial Company Representative will be Hani Zeini. The initial Manufacturer Representative will be Antoine Robert.

***Confidential Treatment Requested

9.2          Issue Resolution. In the event that any dispute arises relating to this Agreement, the Representatives shall promptly meet and attempt to resolve same through good faith discussions. If the Representatives are unable to resolve any dispute to their mutual satisfaction within thirty (30) days after they commence discussions regarding same, and do not agree to extend the time for resolution of the issue at the end of their meeting, then either party may initiate alternative dispute resolution in accordance with Section 9.3. Pending resolution of any dispute, both parties will continue their performance under this Agreement including, without limitation, the payment of all amounts due to the other party that are not in dispute.

9.3          Arbitration. Any controversy or claim arising between the parties in connection with this Agreement that cannot be resolved using the procedure specified in sections 9.1-9.2, shall be resolved by binding arbitration in accordance with the terms and conditions of Sections 9.3-9.5; provided, that actions by either party seeking equitable or declaratory relief may be brought in court pursuant to Section 10.1 without resort to any of the provisions of this Section 9. This agreement to arbitrate shall continue in full force and effect despite the expiration, rescission or termination of this Agreement. All arbitration shall be undertaken in accordance with the federal policy in the United States favoring arbitration, as set forth in the Federal Arbitration Act, and the decision of the arbitrator(s) shall be enforceable in any court of competent jurisdiction. The parties knowingly and voluntarily waive their rights to have their dispute tried and adjudicated by a judge and jury except as expressly provided herein. The arbitrator(s) shall apply the law of New York and the arbitration shall be held in New York, New York, United States of America.

9.4          Arbitration Procedure. Any party may demand arbitration by sending written notice to the other party. The arbitration and the selection of the arbitrator(s) shall be conducted in accordance with such rules as may be agreed upon by the parties, or, failing agreement within thirty (30) days after arbitration is demanded, under the International Arbitration Rules of the American Arbitration Association’s International Centre for Dispute Resolutions (ICDR), as such rules may be modified by this Agreement. If the parties are unable to agree upon a single arbitrator within thirty (30) days following the date arbitration is demanded, then three (3) arbitrators shall be used, one selected by each party within ten (10) days after the conclusion of the thirty (30) day period and a third selected by the first two within ten (10) days thereafter. Unless the parties agree otherwise, they shall be limited in their discovery to directly relevant documents. Responses or objections to a document request shall be served twenty (20) days after receipt of the request. The arbitrator(s) shall resolve any discovery disputes.

9.5          Awards. The arbitrator(s) shall only have the authority to award actual money damages (with interest on unpaid amounts from the date due) and the arbitrator(s) shall not have the authority to award exemplary or punitive damages, and the parties expressly waive any claimed right to such damages. The arbitration shall be of each party’s individual claims only, and no claim of any other party shall be subject to arbitration in such proceeding. The costs and expenses of the arbitration, but not the costs and expenses of the parties, shall be shared equally by the parties; provided that if the arbitrator(s) determine(s) that one party prevailed in the proceeding, then the other party shall bear the entire cost and expense of the arbitration. If a party fails to proceed with arbitration, unsuccessfully challenges the arbitration award, or fails to comply with the arbitration award, the other party is entitled to costs, including reasonable attorneys’ fees, for having to compel arbitration or defend or enforce the award. Except as otherwise required by law, the parties and the arbitrator(s) shall maintain as confidential all information or documents obtained during the arbitration process, including the resolution of the dispute.

9.6          Intellectual Property. Notwithstanding the provisions of Sections 9.3-9.5, no claim or dispute relating to the ownership, use, enforceability or validity of any IP Rights shall be subject to arbitration; if any such claim or dispute arises and is not resolved by the parties in accordance with Section 9.2, then the parties shall resort to litigation to resolve such matter.

10.                               GENERAL PROVISIONS.

10.1        Governing Law; Venue. (a) This Agreement shall be governed and construed in accordance with the internal, substantive laws of New York, United States of America, to the exclusion of any choice or conflict of laws rule or provision that would result in the application of the substantive law of any other jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

(b)           Any action, suit or other proceeding pursuant to, arising under, or touching or concerning this Agreement or the transactions contemplated hereby shall be brought exclusively in any court of competent jurisdiction in New York, New York, United States of America. The parties agree to take any and all necessary or appropriate action to submit to the exclusive jurisdiction of any such court.

10.2        Waiver. No provision of or right under this Agreement shall be deemed to have been waived by any act or acquiescence on the part of either party, its agents or employees, but only by an instrument in writing signed by an authorized officer of each party. No waiver by either party of any breach of this Agreement by the other party shall be effective as to any other breach, whether of the same or any other term or condition and whether occurring before or after the date of such waiver.

10.3        Independent Contractors. Each party represents that it is acting on its own behalf as an independent contractor and is not acting as an agent for or on behalf of any third party. This Agreement and the relations hereby established by and between Company and Manufacturer do not constitute a partnership, joint venture, franchise, agency or contract of employment.

10.4        Assignment. Neither party may assign this Agreement or any of its rights and obligations under this Agreement without the prior written consent of the other party; provided, that either party may assign this Agreement without consent to: (a) any Person to which such party transfers all or substantially all of its assets or with which such party is consolidated or merged; or (b) any Affiliate; provided, further, that in each instance the assignee expressly assumes all obligations imposed on the assigning party by this Agreement in writing and the other party is promptly notified of such assignment. Any attempt to assign this Agreement or any rights or obligations hereunder other than as expressly permitted by this Section 10.4 shall be null and void.

10.5        Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.6        Notices. Unless otherwise provided herein, any notice, report, payment or document to be given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is three (3) business days after the date of mailing), or sent by internationally recognized overnight courier (such notice sent by courier to be effective one business day after it is deposited with such courier), or sent by telefax (such notice sent by telefax to be effective when sent, if confirmed by certified or registered mail or overnight courier as aforesaid) to the address set forth on the signature page to this Agreement or to such other place as any party may designate as to itself by written notice to the other party.

10.7        Severability. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof. The parties agree that they will negotiate in good faith or will permit a court to replace any provision hereof so held invalid, illegal or unenforceable with a valid provision which is as similar as possible in substance to the invalid, illegal or unenforceable provision.

10.8        Captions. Captions of the sections and subsections of this Agreement are for reference purposes only and do not constitute terms or conditions of this Agreement and shall not limit or affect the meaning or construction of the terms and conditions hereof.

10.9        Word Meanings. Words such as herein, hereinafter, hereof and hereunder refer to this Agreement as a whole and not merely to a section or paragraph in which such words appear, unless the context otherwise requires. The singular shall include the plural, and each masculine, feminine and neuter reference shall include and refer also to the others, unless the context otherwise requires.

10.10      Entire Agreement; Amendment. The terms and provisions contained in this Agreement (including the Attachments) constitute the entire understanding of the parties with respect to the transactions and matters contemplated hereby and supersede all prior or contemporaneous communications, representations, agreements and understandings relating to the subject matter hereof, including the 1997 Agreement. No representations, inducements, promises or agreements, whether oral or otherwise, between the parties not contained in this Agreement shall be of any force or effect. No agreement or understanding amending or extending this Agreement including the Attachments or varying its terms (including any inconsistent terms in any purchase order, acknowledgment or similar form) shall be binding upon either party unless it is in a writing specifically referring to this Agreement and signed by’ a duly authorized representative of each of the parties.

10.11      Conflict or Inconsistency. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any terms or conditions set forth in any purchase order or other document relating to the transactions contemplated by this Agreement, the terms and conditions set forth in this Agreement shall prevail.

10.12      Rules of Construction. The parties agree that they have participated equally in the formation of this Agreement and that the language and terms of this Agreement shall not be construed against either party by reason of the extent to which such party or its professional advisors participated in the preparation of this Agreement.

10.13      Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.14      Force Majeure. Except as otherwise provided in this Agreement, a delay or failure of a party to comply with any obligation created by this Agreement that is caused by a Force Majeure condition shall not be a breach of this Agreement.

10.15      Further Assurances. Each party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

10.16      Canada. Manufacturer will, within thirty (30) days following the Effective Date seek to arrange a meeting among representatives of the Company and the party to which Manufacturer has granted distribution rights for products in the country of Canada (Anexxa Medical Technologies Inc.) for the purpose of determining whether the Company can persuade such distributor to give up its rights to Canada in exchange for a payment from Company. If Company and such distributor are able to reach a mutually satisfactory agreement under which such distributor will relinquish rights to distribute in Canada in exchange for a payment from Company then Manufacturer hereby covenants and agrees that: (a) it will permit such distributor to terminate such distribution agreement without payment of any termination or similar fee; and (b) effective upon the payment of such fee by Company, the country of Canada shall automatically be added to the definition of Territory under this Agreement and the provisions of the last sentence of Section 3.8(a) shall automatically be amended to include as Company’s responsibility clearing Products through all customs and import requirements for Canada.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF the parties have caused this Agreement to be executed on their behalf by their duly authorized representatives intending it to take effect as an instrument under seal as of the Effective Date.

Silimed-Silicone e Instrumental Medico-Cirugico e Hospitalar LTDA		Juliet Medical, Inc.

By:	/s/ Antoine Robert	By:	/s/Hani Zeini
Name: Antoine Robert		Name: Hani Zeini
Title: Presidente		Title: Chief Executive Officer

Notice Address:		Notice Address:
Silimed-Silicone e Instrumental Medico-Cirugico		Juliet Medical, Inc.
E Hospitalar LTDA		c/o Orbimed Advisors LLC
R Figueiredo Rocha, 374		New York, NY USA 10017
Rio de Janeiro, Brazil
Fax: 55-212-471-211		Fax: 091.212.739.6737
Email: antoinerobert@silimied.com.br		Email: hani@julietmedical.com
Attn: Antoine Robert, President		Attn: Hani Zeini, Chief Executive Officer

Attachment 1: Products; Product Specification
Attachment 2: Pricing
Attachment 3: Trademarks
Attachment 4: Packaging Specifications
Attachment 5: Standard Operating Procedures
Attachment 6: Product Warranty Periods

Attachment 1

Mammary Implants:

-Inflatable Mammary Implant (textured surface Posterior Valve)

-Inflatable Mammary Implant (textured surface Anterior Valve)

-Anatomical Inflatable Mammary Implant

-Anatomical Mammary Implant (silicone gel polyurethane foam coated)

-Anatomical Mammary Implant (silicone gel textured surface)

-Mammary Implant (silicone gel smooth surface)

-Mammary Implant (silicone gel polyurethane foam coated surface)

-Mammary Implant (silicone gel textured surface)

-Smooth Surface Mammary Implant (round shape)

-Textured Surface Mammary Implant (round shape)

-Nuance® Mammary Implant

-Enhance® Mammary Implant

-Quartzo® Mammary Implant

-Pitanguy/Rebello Mammary Implant

-Inferior Pole Anatomical System

Contour Implants:

-Calf Implant (filled)

-Calf Implant

-Gluteal Implant

-Round and Oval bases --4 Designs

-Round and Oval bases --5 Designs

-Quartzo

-Pectoral Implant

-Silicone Smooth Surface/Texture Surface

-Silicone Texture Only

Tissue Expanders:

-Tissue Expanders

-Anatomical Tissue Expanders (breast)

-Gingival Expander

Facial Implants:

-Eyelid Suspensor Implant

-Ear Implant

-Medgel Nasal Splint

-Nostril Retainer

-Anatomical Chin Implant

-Chin Implant

-Anatomical Malar Implant

-Malar Implant

-Implant for Nasal Dorsum

-Nasal Implant in “L” Shape

-Zygomatic Implant

Hand Surgery Products:

-Tendon Spacer

-Implant for the First Intermetacarpal Space

Urology Products:

-Inflatable Periurethral Constrictor

-Vesical Conformer

-Tube for Hypospadius

-Testicular Implant

-Silicone Gel

-Silicone Gel Smoot Surface

-Malleable Penile Implant

-Adjustable Penile Implant

-Vaginal Stent

Bariatric Products:

-Adjustable Gastric Band

-Gastric Balloon

Miscellaneous Products:

-SILICAT Chemotherapy Kit

-Guide for Canula

-Suspension Sheet for Mammoplasty

-Medgel

-Silicone Sheets and Blocks

Mammary Implants:

-Inflatable Mammary Implant (textured surface Posterior Valve)

-Inflatable Mammary Implant (textured surface Anterior Valve)

-Anatomical Inflatable Mammary Implant

-Anatomical Mammary Implant (silicone gel polyurethane foam coated)

-Anatomical Mammary Implant (silicone gel textured surface)

-Mammary Implant (silicone gel smooth surface)

-Mammary Implant (silicone gel polyurethane foam coated surface)

-Mammary Implant (silicone gel textured surface)

-Smooth Surface Mammary Implant (round shape)

-Textured Surface Mammary Implant (round shape)

-Nuance® Mammary Implant/Enhance® Mammary Implant

-Quartzo® Mammary Implant

-Pitanguy/Rebello Mammary Implant

-inferior Pole Anatomical System

Implante Mamário Inflável "Válvula Posterior"

Implante Mamario Inflable "Válvula Posterior"

Inflatable Mammary Implant "Posterior Valve"

SILIMED

Implante Mamário Inflável "Válvula Posterior"

Constituído de fino envelope de elastômero de silicone RTV em cujo superfície posterior se encontra uma válvula de lâmina através da qual o implante é cheio com solução salina. Apresentado na FORMA REDONDA, com duas possibilidades de superfície (1) TEXTURIZADA - (2) LISA e dois perfis: (a) ALTO e (b) BAIXO. Consulte seu representante sobre a forma ANATOMICA. Fornecido estéril, acompanhado de tubo de silicone para seu enchimento.

NOTA: Os implantes infláveis não devem ser cheios abaixo do volume indicado.

■

Implante Mamario Inflable "Valvula Posterior"

Constituida de una envoltura muy fina de elastómero de silicona RTV en cuya superficie posterior se encuentra una válvula lamina, a través de la cual se llena el implante con solución salina. Ofrecido en la FORMA REDONDA, con dos posibilidades de superficie (1) TEXTURIZADA - (2) LISA y dos perfiles: (a) ALTO y (b) BAJO. Consulte a su representante para conocer la forma ANATOMICA. Entregado estéril, acompañado por un tubo de silicona para su llenado.

NOTA: Los implantes inflables no deben ser llenados abajo de el volumen indicado.

■

Inflatable Mammary Implant "Posterior Valve"

Made of a thin RTV silicone elastomer envelope whose posterior surface has a leaf valve through which the implant is filled with saline solution. Provided with two possibilities of surface (1) TEXTURED - (2) SMOOTH and two profiles: (a) HIGH and (b) LOW. Contact your representative about the ANATOMICAL shape. Supplied sterile accompanied by a silicone tube for filling.

NOTE: The inflatable implants must not be under filled.

2a
1a
2b
1b

a) Perfil Alto / *Perfil Alto* / *High Profile*

A
B

REF 1a	REF 2a	VOL ml	DMS cm A	DMS cm B
20543-100	543-100	100	7,7	3,3
20543-110	543-110	110	8,0	3,4
20543-150	543-150	150	8,3	4,3
20543-165	543-165	165	8,8	4,3
20543-185	543-185	185	9,0	4,4
20543-210	543-210	210	9,4	4,6
20543-230	543-230	230	9,8	4,6
20543-255	543-255	255	10,2	4,6
20543-290	543-290	290	10,5	4,9
20543-310	543-310	310	10,8	5,1
20543-340	543-340	340	11,4	5,0
20543-360	543-360	360	11,7	4,9
20543-400	543-400	400	12,4	4,9
20543-460	543-460	460	13,0	5,0
20543-490	543-490	490	13,2	5,2
20543-560	543-560	560	13,4	5,8
20543-600	543-600	600	13,8	5,8
20543-660	543-660	660	14,4	5,8
20543-700	543-700	700	14,6	5,9
20543-760	543-760	760	14,5	6,5

b) Perfil Baixo / *Perfil Bajo* / *Low Profile*

A
B

REF 1b	REF 2b	VOL ml	DMS cm A	DMS cm B
20541-090	541-090	90	7,4	3,4
20541-115	541-115	115	8,0	3,6
20541-130	541-130	130	8,6	3,5
20541-160	541-160	160	9,5	3,5
20541-175	541-175	175	9,9	3,5
20541-200	541-200	200	10,9	3,3
20541-230	541-230	230	11,3	3,5
20541-260	541-260	260	11,8	3,6
20541-310	541-310	310	12,3	3,9
20541-330	541-330	330	12,6	3,9
20541-350	541-350	350	12,9	4,0
20541-400	541-400	400	13,2	4,3
20541-440	541-440	440	13,7	4,3
20541-490	541-490	490	14,3	4,6
20541-550	541-550	550	14,9	4,6
20541-600	541-600	600	15,4	4,7
20541-660	541-660	660	15,9	4,8

Representante local / *Representante local* / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

F01 006 R03

Implante Mamário Inflável "Válvula Anterior"

Implante Mamario Inflable "Valvula Anterior"

Inflatable Mammary Implant "Anterior Valve"

SILIMED

Implante Mamário Inflável "Válvula Anterior"

Implante Mamario Inflable "Valvula Anterior"

Inflatable Mammary Implant "Anterior Valve"

1a
2a
1b
2b

Constituído de fino envelope de elastômero de silicone RTV em cuja superfície anterior se encontra uma válvula de diafragma através da qual o implante é cheio com solução salina. Apresentado na FORMA REDONDA, com duas possibilidades de superfície (1) TEXTURIZADA - (2) LISA e dois perfis: (a) ALTO e (b) BAIXO. Consulte seu representante sobre a forma ANATOMICA. Fornecido estéril, acompanhado de tubo de silicone para seu enchimento. NOTA: Os implantes infláveis não devem ser cheios abaixo do volume indicado.

■

Constituido de una envoltura muy fina de elastómero de silicona RTV en cuya superficie anterior se encuentra una válvula diafragma, a través de la cual se llena el implante con solución salina. Ofrecido en la FORMA REDONDA, con dos posibilidades de superficie (1) TEXTURIZADA - (2) LISA y dos perfiles: (a) ALTO y (b) BAJO. Consulte a su representante para conocer la forma ANATOMICA. Entregado estéril, acompañado por un tubo de silicona para su llenado.
NOTA: Los implantes inflables no deben ser llenados abajo de el volumen indicado.

■

Made of a thin RTV silicone elastomer envelope whose anterior surface has a diaphragm valve through which the implant is filled with saline solution. Provided in the ROUND SHAPE with two possibilities of surface (1) TEXTURED - (2) SMOOTH and two profiles: (a) HIGH and (b) LOW. Contact your representative about the ANATOMICAL shape. Supplied sterile accompanied by a silicone tube for filling. NOTE: The inflatable implants must not be under filled.

a) Perfil Alto / *Perfil Alto* / High Profile

A
B

REF		VOL	DMS	
		ml	cm	
1a	2a		A	B
20542-100	542-100	100	7,7	3,3
20542-110	542-110	110	8,8	3,4
20542-150	542-150	150	8,3	4,3
20542-165	542-165	165	8,8	4,3
20542-185	542-185	185	9,8	4,4
20542-210	542-210	210	9,4	4,4
20542-230	542-230	230	8,8	4,6
20542-255	542-255	255	10,2	5,6
20542-290	542-290	290	10,5	4,9
20542-310	542-310	310	10,8	5,1
20542-340	542-340	340	11,4	5,0
20542-360	542-360	360	11,7	4,9
20542-400	542-400	400	12,4	4,9
20542-460	542-460	460	13,0	5,0
20542-490	542-490	490	13,7	5,2
20542-560	542-560	560	13,6	5,8
20542-600	542-600	600	13,8	5,8
20542-660	542-660	660	14,4	5,8
20542-700	542-700	700	14,6	5,9
20542-760	542-760	760	14,5	6,5

b) Perfil Baixo / *Perfil Bajo* / Low Profile

A
B

REF		VOL	DMS	
		ml	cm	
1b	2b		A	B
20540-090	540-090	90	7,4	3,4
20540-115	540-115	115	8,0	3,6
20540-130	540-130	130	8,6	3,5
20540-160	540-160	160	9,5	3,5
20540-175	540-175	175	9,9	3,5
20540-200	540-200	200	10,9	3,3
20540-230	540-230	230	11,3	3,5
20540-260	540-260	260	11,8	3,6
20540-310	540-310	310	12,3	3,9
20540-330	540-330	330	12,6	3,9
20540-350	540-350	350	12,9	4,0
20540-400	540-400	400	13,2	4,2
20540-440	540-440	440	13,7	4,3
20540-490	540-490	490	14,2	4,6
20540-550	540-550	550	14,9	4,6
20540-600	540-600	600	15,4	4,7
20540-660	540-660	660	15,9	4,8

Representante local/*Representante local*/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

FOL 009 B04

Implante Mamário Anatômico

Implante Mamario Anatómico

Anatomical Mammary Implant

SILIMED

Implante Mamário Forma Anatômica Inflável

Implante Mamario Forma Anatomica Inflable

Mammary Implant Anatomical Shape Inflatable

Superficie Texturizada
Superficie Texturizada
Textured Surface

Valvula Posterior
Valvula Posterior
Posterior Valve

REF	VOL ml	DMS cm A	B	C
20581-115	115	8,5	7,2	3,7
20581-135	135	8,8	8,0	3,8
20581-155	155	9,3	8,2	4,0
20581-175	175	9,6	8,6	4,1
20581-195	195	10,1	9,1	4,2
20581-215	215	10,5	9,4	4,7
20581-235	235	10,9	9,9	4,3
20581-255	255	11,3	10,3	4,3
20581-275	275	11,7	10,7	4,4
20581-295	295	12,1	11,1	4,4
20581-325	325	12,4	11,4	4,6
20581-355	355	12,8	11,7	4,7
20581-385	**385**	**13,4**	**12,2**	**4,8**
20581-425	425	13,8	12,9	4,9
20581-485	**485**	**14,3**	**13,4**	**5,0**
20581-535	535	14,6	13,7	5,1
20581-585	**585**	**15,2**	**14,0**	**5,2**
20581-625	625	15,5	14,3	5,3
20581-675	675	15,7	14,4	5,5
20581-735	**735**	**16,2**	**14,7**	**5,7**

Valvula Anterior
Valvula Anterior
Anterior Valve

REF	VOL ml	DMS cm A	B	C
20580-115	**115**	**8,5**	**7,7**	**3,7**
20580-135	**135**	**8,8**	**8,0**	**3,8**
20580-155	155	9,3	8,2	4,0
20580-175	175	9,6	8,6	4,1
20580-195	195	10,1	9,1	4,2
20580-215	215	10,5	9,4	4,2
20580-235	235	10,9	9,9	4,3
20580-255	255	11,3	10,3	4,3
20580-275	**275**	**11,7**	**10,7**	**4,4**
20580-295	295	12,1	11,1	4,4
20580-325	**325**	**12,4**	**11,4**	**4,6**
20580-355	**355**	**12,8**	**11,7**	**4,7**
20580-385	385	13,4	12,2	4,8
20580-425	425	13,8	12,9	4,9
20580-485	**485**	**14,3**	**13,4**	**5,0**
20580-535	535	14,6	13,7	5,1
20580-585	**585**	**15,2**	**14,0**	**5,2**
20580-625	**625**	**15,5**	**14,3**	**5,3**
20580-675	**675**	**15,7**	**14,4**	**5,5**
20580-735	735	16,2	**14,7**	**5,7**

Implante Mamário Forma Anatômica Gel de Silicone

Implante Mamario Forma Anatomica Gel de Silicona

Mammary Implant Anatomical Shape Silicone Gel

Recoberto de Espuma de Poliuretano
Recubierto de Espuma de Poliuretano
Polyurethane Foam Coated

A
B
C

NOVO
NUEVO
NEW

REF	VOL cc	A	DMS cm B	C
30676-115	115	9,2	8,2	3,4
30676-135	135	9,7	8,7	3,5
30676-155	155	10,1	9,1	3,7
30676-175	175	10,6	9,6	3,8
30676-195	195	11,0	10,0	3,9
30676-225	225	11,4	10,3	4,1
30676-245	245	11,8	10,6	4,2
30676-265	265	12,2	11,0	4,2
30676-285	285	12,6	11,5	4,2
30676-305	305	13,0	11,8	4,2
30676-325	325	13,2	12,1	4,3
30676-365	365	13,7	12,5	4,4
30676-390	390	14,3	13,2	4,4
30676-430	430	14,7	13,5	4,4
30676-480	480	15,4	14,2	4,5
30676-530	530	15,7	14,6	4,6
30676-570	570	16,2	14,9	4,7
30676-640	640	16,5	15,3	5,0

Superfície Texturizada
Superficie Texturizada
Textured Surface

A
B
C

NOVO
NUEVO
NEW

REF	VOL cc	A	DMS cm B	C
20676-115	115	9,0	8,0	3,2
20676-135	135	9,5	8,5	3,3
20676-155	155	9,9	9,0	3,5
20676-175	175	10,3	9,3	3,6
20676-195	195	10,7	9,8	3,7
20676-225	225	11,1	10,0	4,0
20676-245	245	11,5	10,4	4,1
20676-265	265	11,9	10,9	4,1
20676-285	285	12,3	11,3	4,1
20676-305	305	12,7	11,6	4,1
20676-325	325	13,0	11,9	4,1
20676-365	365	12,4	12,4	4,2
20676-390	390	14,1	13,0	4,2
20676-430	430	14,5	13,4	4,3
20676-480	480	15,2	14,1	4,4
20676-530	530	15,5	14,5	4,5
20676-570	570	16,0	14,8	4,6
20676-640	640	16,2	15,2	4,9

Implante Mamário Forma Anatômica Polo Superior

Seguindo uma tendência mundial apresenta aspecto mais aproximado da forma da mama. Ideal para reconstruções principalmente de mamas grandes. Devido ao seu prolongamento superior, os volumes necessários são maiores que os dos implantes redondos. A escolha do tamanho adequado deve buscar-se nas dimensões da base da mama contralateral. Fornecido estéril.

■

Implante Mamario Forma Anatomica Polo Superior

En concordancia con la tendencia mundial, presenta la forma más similar a la de la Mama. Ideal para reconstrucciones, especialmente de mamas grandes. Debido a su prolongamiento superior, los volúmenes necesarios son mayores a los de los implantes redondos. La selección del tamaño adecuado debe basarse en las dimensiones de base de la mama contralateral. Entregado estéril.

■

Anatomical Shape Mammary Implant Superior Pole

Following the international trend, this implant displays a closer approximation to the breast shape, and is ideal for reconstruction, especially in the case of large breasts. Due to its superior extension, it calls for greater volumes than for round-shaped implants. The proper choice of size should be estimated by the dimensions of the base of the contralateral breast. Supplied sterile.

1. **GEL DE SILICONE - Recoberto de Espuma de Poliuretano**
   GEL DE SILICONA - Recubierto de Espuma de Poliuretano
   SILICONE GEL - Polyurethane Foam Coated
2. **GEL DE SILICONE - Superfície Texturizada**
   GEL DE SILICONA - Superficie Texturizada
   SILICONE GEL - Textured Surface
3. **INFLÁVEL - Superfície Texturizada - Válvula Posterior**
   INFLABLE - Superficie Texturizada - Válvula Posterior
   INFLATABLE - Textured Surface - Posterior Valve
4. **INFLÁVEL - Superfície Texturizada - Válvula Anterior**
   INFLABLE - Superficie Texturizada - Válvula Anterior
   INFLATABLE - Textured Surface - Anterior Valve

1
2
3
4

Representante local/Representante local/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3667-7000 - Fax (5521) 3372-8952

ISO 9001

FOL 017 R04

Implante Mamário Superfície Lisa

Implante Mamario Superficie Lisa

Smooth Surface Mammary Implant

SILIMED

Implante Mamário Superfície Lisa

Envelope fino de elastômero de silicone, LOW BLEED, de superfície lisa, cheio de gel de silicone. Apresentado na FORMA REDONDA com dois perfis: 1 ALTO e 2 MODERADO. Fornecido estéril.

■

Implante Mamario Superficie Lisa

Envoltura de elastómero de silicona, LOW BLEED, superficie lisa, rellena gel de silicona. Ofrecido en la FORMA REDONDA con dos perfiles: 1 ALTO y 2 MODERADO. Entregado estéril.

■

Smooth Surface Mammary Implant

This LOW BLEED silicone-elastomer shell, smooth-surfaced filled with silicone gel. Provided in the ROUND SHAPE with two profiles: 1 HIGH and 2 MODERATE. Supplied sterile.

1
2

1) Perfil Alto / *Perfil Alto* / High Profile

A
B

REF	VOL cc	DMS cm A	B
10521-095	95	8,7	2,5
10521-115	115	8,8	2,6
10521-135	135	9,2	2,7
10521-155	155	9,7	2,8
10521-175	175	9,9	3,0
10521-195	195	10,1	3,1
10521-215	215	10,2	3,4
10521-235	235	10,7	3,4
10521-255	255	11,0	3,5
10521-275	275	11,1	3,7
10521-295	295	11,3	3,8
10521-315	315	11,4	4,0
10521-335	335	11,8	4,1
10521-355	355	11,9	4,2
10521-385	385	12,3	4,3
10521-415	415	12,7	4,4
10521-455	455	12,8	4,5
10521-495	495	13,3	4,7
10521-545	545	13,9	4,8
10521-605	605	14,3	4,8
10521-655	655	15,1	4,8
10521-695	695	15,4	4,5

2) Perfil Moderado / *Perfil Moderado* / Moderate Profile

A
B

REF	VOL cc	DMS cm A	B
10512-080	80	8,1	2,1
10512-100	100	8,6	2,3
10512-120	120	9,2	2,4
10512-140	140	9,5	2,6
10512-160	160	10,0	2,7
10512-180	180	10,5	2,8
10512-200	200	10,8	2,9
10512-220	220	11,3	2,9
10512-240	240	11,6	3,0
10512-260	260	11,9	3,1
10512-280	280	12,2	3,2
10512-300	300	12,5	3,3
10512-330	330	12,7	3,4
10512-360	360	13,0	3,6
10512-390	390	13,2	3,8
10512-420	420	13,6	3,9
10512-450	450	14,0	4,0
10512-500	500	14,3	4,1
10512-550	550	14,8	4,3
10512-600	600	15,4	4,4
10512-650	650	15,8	4,5
10512-700	700	16,1	4,7

Representante local / *Representante local* / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

FOL 020 801

Implante Mamário - Gel de Silicone - Superfície Revestida com Espuma de Poliuretano

Implante Mamario - Gel de Silicona - Superficie Revestida con Espuma de Poliuretano

Mammary Implant - Silicone Gel - Polyurethane Foam Coated Surface

Implant Mammaire - Gel de Silicone - Surface Revêtue de Mousse de Polyurethane

SILIMED

Implante Mamário
- Gel de Silicone
- Superfície Revestida com Espuma de Poliuretano

Implante Mamario
- Gel de Silicona
- Superficie Revestida con Espuma de Poliuretano

Mammary Implant
- Silicone Gel
- Polyurethane Foam Coated Surface

Implant Mammaire
- Gel de Silicone
- Surface Revêtue de Mousse de Polyuréthane

O Implante Mamário cheio com gel de silicone BIODESIGN de alto desempenho, é constituído de uma membrana de elastômero de silicone, na qual é aderida espuma de poliuretano por processo de vulcanização, que diminui o risco de formação de cápsula fibrótica entre ela e o implante. É indicado para aumento, reconstituição ou correção dos seios, em casos de hipomastia unilateral ou bilateral, e reconstrução, proporcionando aparência natural após cirurgias como mastectomia. Este implante é apresentado na Base Redonda, com duas Projeções: 1) Alta e 2) Baixa, e diversos volumes. Fornecido estéril, com luva de plástico para introdução.

■

El Implante Mamario relleno de gel de silicona BIODESIGN de alto desempeño, está constituido de una membrana de elastómero de silicona, a la cual se adhiere espuma de poliuretano mediante un proceso de vulcanización, lo que disminuye el riesgo de formación de una cápsula fibrótica entre la espuma de poliuretano y el implante. El implante se indica para el aumento, reconstitución o corrección de las mamas en casos de hipomastia unilateral o bilateral; y reconstrucción, proporcionando una apariencia natural después de cirugías tales como mastectomía. Este implante se presenta en una Base Redonda, con dos Proyecciones: 1) Alta y 2) Baja, y diversos volúmenes. Entregado estéril, acompañado de guante de plástico para su introducción.

■

The Mammary Implant filled with BIODESIGN silicone gel of high performance is made of silicone elastomer envelope, to which polyurethane foam is attached by a vulcanization process that reduces the risk of fibrotic capsule forming between the polyurethane foam and the implant. It is indicated for augmentation, reconstitution and correction of the breasts in cases of unilateral or bilateral hypomastia and reconstruction, in order to obtain a natural appearance after surgical operations such as mastectomy. This implant is presented with a Round Base with two projections: 1) High and 2) Low, and several volumes. Supplied sterile, with a plastic sleeve intended to help in the insertion of the implant.

■

L'Implant Mammaire rempli de gel de silicone BIODESIGN hautement performant, est constitué d'une enveloppe d'élastomère de silicone, sur laquelle est fixée de la Mousse de Polyuréthane, grâce à un procédé de vulcanisation, de manière à diminuer le risque de formation de capsules fibrotiques entre elle et l'implant. Il est indiqué pour l'augmentation, la reconstitution ou la correction des seins, dans les cas d'hypomastie unilatérale ou bilatérale, et de reconstruction, car il procure une apparence naturelle après des opérations chirurgicales telles que la mastectomie. Cet implant est à base ronde, à deux projections: 1) Haut et 2) Bas, et existe en divers volumes. Fourni stérile, avec gant en plastique pour introduction.

1) Perfil Esférico - Pólo Médio / Perfil Esférico - Polo Medio / Spherical Profile - Medial Pole / Profil Sphérique - Pôle Médial

1
2

A
B

REF	VOL. cc	A (cm)	B (cm)
30621-095	95	7,9	3,1
30621-115	115	8,3	3,4
30621-135	135	9,0	3,4
30621-155	155	9,2	3,8
30621-175	175	9,7	3,9
30621-195	195	10,0	4,1
30621-215	215	10,3	4,1
30621-235	235	10,6	4,1
30621-255	255	11,4	4,1
30621-285	285	11,7	4,2
30621-305	305	12,0	4,3
30621-325	325	12,0	4,5
30621-355	355	12,3	4,7
30621-385	385	12,8	4,8
30621-435	435	13,4	4,9
30621-485	485	13,9	5,0
30621-525	525	14,3	5,2
30621-575	575	14,4	5,3
30621-625	625	14,9	5,6
30621-695	695	15,4	5,7

2) Perfil Esférico - Pólo Médio / Perfil Esférico - Polo Medio / Spherical Profile - Medial Pole / Profil Sphérique - Pôle Médial

A
B

REF	VOL. cc	A (cm)	B (cm)
30610-040	40	7,1	1,9
30610-060	60	7,6	2,2
30610-080	80	8,3	2,3
30610-100	100	9,0	2,6
30610-120	120	9,4	2,7
30610-140	140	10,2	2,7
30610-160	160	10,6	2,8
30610-190	190	11,6	2,9
30610-220	220	12,7	3,0
30610-250	250	12,5	3,2
30610-280	280	13,2	3,3
30610-310	310	14,1	3,5
30610-350	350	14,7	3,4
30610-370	370	14,6	3,7
30610-400	400	15,0	3,5
30610-450	450	15,8	3,6
30610-500	500	16,7	3,7
30610-550	550	16,4	3,5
30610-600	600	17,1	4,3

Nota: Dimensões e volumes com valores aproximados.
Nota: Dimensiones y volúmenes con valores aproximados.
Note: Dimensions and volumes with approximate values.
Note: Dimensions et volumes à valeurs approximatives.

Representante Local / Representante Local / Local Representative / Représentant Local

⚠ Antes de usar o produto, o cirurgião deve ler as Instruções de Uso contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer las instrucciones de uso que constan en el embalaje.
Before using the product, the surgeon must read the instructions for use contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des Instructions d'utilisation contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

[illegible]

Implante Mamário - Gel de Silicone - Superfície Texturizada

Implante Mamario - Gel de Silicone - Superficie Texturizada

Mammary Implant - Silicone Gel - Textured Surface

Implant Mammaire - Gel de Silicone - Surface Texturée

SILIMED

Implante Mamário
- Gel de Silicone
- Superfície Texturizada

Implante mamário cheio com gel de silicone Biodesign, de alto desempenho, cuja membrana de elastômero de silicone LOW BLEED apresenta uma superfície texturizada com poros abertos, diminuindo assim o risco de contratura capsular. É indicado para aumento, reconstituição ou correção dos seios, em casos de hipomastia unilateral ou bilateral, e reconstrução, proporcionando aparência natural após as cirurgias como mastectomia. Apresentados com a Base Redonda e em vários tipos conforme descritos abaixo. Fornecido estéril, acompanhado de luva de plástico destinada a auxiliar na introdução do implante.

■

Implante Mamario
- Gel de Silicona
- Superficie Texturizada

Implante mamario relleno con gel de silicona Biodesign de alto desempeño, cuya membrana de elastómero de silicona LOW BLEED presenta una superficie texturizada con poros abiertos, lo que disminuye el riesgo de ocurrir una contractura capsular. Se indica para el aumento, reconstitución o corrección de las mamas en casos de hipomastia unilateral o bilateral, y reconstrucción, proporcionando una apariencia natural después de cirugías tales como mastectomía. Se presenta en una Base Redonda y en varios tipos de acuerdo con la siguiente descripción. Entregado estéril, acompañado de guantes de plástico para ayudar en la introducción.

■

Mammary Implant
- Silicone Gel
- Textured Surface

Mammary Implant filled with Biodesign silicone gel of high performance, whose LOW BLEED silicone elastomer envelope presents a textured surface with open pores, which reduces the risk of capsular contracture. It is indicated for augmentation, reconstitution or correction of the breasts in cases of unilateral or bilateral hypomastia; and reconstruction, affording a natural appearance after surgical operations such as mastectomy. Presented with a Round Base and in the various types described below. Supplied sterile, with a plastic sleeve intended to help in the insertion of the implant.

■

Implant Mammaire
- Gel de Silicone
- Surface Texturée

Implant mammaire, rempli de gel de silicone Biodesign hautement performant, dont l'enveloppe d'élastomère de silicone LOW BLEED présente une surface texturée à pores ouverts, ce qui diminue le risque de contracture capsulaire. Il est indiqué pour l'augmentation, la reconstitution ou la correction des seins, dans les cas d'hypomastie unilatérale ou bilatérale, et de reconstruction, car il procure une apparence naturelle après des opérations chirurgicales telles que la mastectomie. Cet Implant à Base Ronde existe en divers formats, ainsi qu'il est décrit ci-après. Fourni stérile, avec gants en plastique destiné à l'introduction de l'implant.

1) Perfil Esférico - Pólo Médio - Projeção Baixa
Perfil Esférico - Polo Medio - Proyección Baja
Spherical Profile - Medial Pole - Low Projection
Profil Sphérique - Pôle Médial - Projection Bas

A
B

2
4
3
5
1

REF	VOL. ml	A (cm)	B
20610-040	40	7,0	1,8
20610-060	60	7,3	2,1
20610-080	80	8,0	2,2
20610-100	100	8,6	2,3
20610-120	120	9,5	2,4
20610-140	140	10,1	2,4
20610-160	160	10,5	2,5
20610-190	190	11,4	2,6
20610-220	220	12,1	2,7
20610-250	250	12,3	2,8
20610-280	280	13,0	2,9
20610-310	310	13,4	3,0
20610-340	340	13,7	3,1
20610-370	370	14,5	3,1
20610-400	400	14,8	3,2
20610-450	450	15,4	3,2
20610-500	500	15,9	3,3
20610-550	550	16,5	3,5
20610-600	600	17,0	3,7

Nota: Dimensões e volumes com valores aproximados.
Nota: Dimensiones y volúmenes con valores aproximados.
Note: Dimensions and volumes with approximate values.
Note: Dimensions et volumes à valeurs approximatives.

Representante local / Representante local / Local Representative / Représentant local

⚠ Antes de usar o produto, o cirurgião deve ler as instruções de uso contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer las instrucciones de uso que consta en el embalaje.
Before using the product, the surgeon must read the instructions for use contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions d'utilisation contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FOL 023 R04

2) Perfil Esférico - Pólo Médio - Projecção Alta
Perfil Esférico - Polo Medio - Proyección Alta
Spherical Profile - Medial Pole - High Projection
Profil Sphérique - Pôle Médial - Projection Haut

A
B

REF	VOL. cc	A (cm)	B (cm)
20621-095	95	7,7	2,9
20621-115	115	8,1	3,2
20621-135	135	8,7	3,3
20621-155	155	8,8	3,6
20621-175	175	9,3	3,7
20621-195	195	9,7	3,9
20621-215	215	10,0	3,9
20621-235	235	10,5	3,9
20621-255	255	11,0	3,9
20621-285	285	11,4	4,0
20621-305	305	11,7	4,0
20621-325	325	11,8	4,4
20621-355	355	12,1	4,4
20621-385	385	12,5	4,5
20621-435	435	12,2	4,6
20621-485	485	13,6	4,8
20621-525	525	13,8	5,0
20621-575	575	14,1	5,2
20621-625	625	14,6	5,3
20621-695	695	15,1	5,5

3) Perfil Esférico - Pólo Médio - Projecção Extra Alta
Perfil Esférico - Polo Medio - Proyección Extra Alta
Spherical Profile - Medial Pole - Extra High Projection
Profil Sphérique - Pôle Médial - Projection Extra Haut

A
B

REF	VOL. cc	A (cm)	B (cm)
20621-205 EA	205	9,5	4,3
20621-225 EA	225	9,7	4,5
20621-245 EA	245	10,1	4,5
20621-265 EA	265	10,4	4,6
20621-285 EA	285	10,8	4,7
20621-305 EA	305	10,9	4,8
20621-330 EA	330	11,1	5,0
20621-355 EA	355	11,5	5,1
20621-380 EA	380	11,7	5,4
20621-410 EA	410	12,0	5,5

4) Perfil Natural - Pólo Médio - Projeção Moderada
Perfil Natural - Polo Medio - Proyección Moderada
Natural Profile - Medial Pole - Moderate Projection
Profil Naturel - Pôle Médial - Projection Modérée

REF	VOL cc	cm A	cm B
20630-075	75	7,5	2,7
20630-095	95	8,1	2,9
20630-115	115	8,4	3,1
20630-135	135	9,2	3,2
20630-155	155	9,7	3,3
20630-175	175	10,2	3,4
20630-195	195	10,6	3,7
20630-215	215	11,3	3,7
20630-235	235	11,7	3,8
20630-255	255	12,1	3,9
20630-295	295	12,7	3,9
20630-325	325	13,4	3,9
20630-355	355	13,8	4,0
20630-385	385	14,3	4,0
20630-445	445	15,0	4,1
20630-500	500	15,5	4,2
20630-550	550	15,7	4,3
20630-600	600	15,9	4,5

5) Perfil Natural - Pólo Médio - Projeção Alta
Perfil Natural - Polo Medio - Proyección Alta
Natural Profile - Medial Pole - High Projection
Profil Naturel - Pôle Médial - Projection Haut

REF	VOL cc	cm A	cm B
20630-185EA	185	9,8	4,2
20630-205EA	205	10,2	4,3
20630-225EA	225	10,6	4,3
20630-245EA	245	10,8	4,3
20630-265EA	265	11,3	4,4
20630-285EA	285	11,5	4,4
20630-305EA	305	11,9	4,5
20630-325EA	325	12,0	4,6
20630-345EA	345	12,2	4,7
20630-375EA	375	12,8	4,8
20630-405EA	405	13,1	4,8
20630-435EA	435	13,7	4,9
20630-465EA	465	14,2	5,0
20630-495EA	495	14,5	5,0

Smooth Surface Mammary Implant

Thin LOW BLEED silicone-elastomer shell, smooth-surfaced filled with highly strength silicone gel. Provided in the ROUND SHAPE with two profiles: 1 HIGH and 2 MODERATE. Supplied sterile.

1
2

1) High Profile

A
B

REF	vol (*) cc	mm (*) cm A	B
10521-095	95	8,7	2,5
10521-115	115	8,8	2,6
10521-135	135	9,2	2,7
10521-155	155	9,7	2,9
10521-175	175	9,9	3,0
10521-195	195	10,1	3,1
10521-215	215	10,3	3,4
10521-235	235	10,7	3,4
10521-255	255	11,0	3,5
10521-275	275	11,1	3,7
10521-295	295	11,3	3,8
10521-315	315	12,4	4,0
10521-335	335	11,8	4,1
10521-355	355	11,9	4,2
10521-385	385	12,3	4,3
10521-415	415	12,7	4,4
10521-455	455	12,8	4,5
10521-495	495	13,3	4,7
10521-545	545	13,9	4,8
10521-605	605	14,3	4,8
10521-655	655	15,1	4,8
10521-695	695	15,4	4,9

2) Moderate Profile

A
B

REF	vol (*) cc	mm (*) cm A	B
10512-080	80	8,1	2,1
10512-100	100	8,4	2,3
10512-120	120	9,2	2,4
10512-140	140	9,3	2,6
10512-160	160	10,0	2,7
10512-180	180	10,3	2,8
10512-200	200	10,8	2,9
10512-220	220	11,3	2,9
10512-240	240	11,6	3,0
10512-260	260	11,9	3,1
10512-280	280	12,2	3,3
10512-300	300	12,5	3,3
10512-330	330	12,7	3,4
10512-360	360	13,0	3,6
10512-390	390	13,2	3,8
10512-420	420	13,6	3,9
10512-450	450	14,0	4,0
10512-500	500	14,3	4,1
10512-550	550	14,8	4,3
10512-600	600	15,4	4,4
10512-650	650	15,8	4,5
10512-700	700	16,1	4,7

(*) NOTE: Dimensions and volumes with approximated values.

Local Representative

⚠ Before using the product the physician must read the instructions contained in the packaging.
Silimed Gel-filled Mammary Implants can only be provided for sale as part of a controlled clinical study.

Distributed in the USA by:

SILIMED

SILIMED, Inc.
11220 Grader Street Suite 100 Dallas, TX. 75238 ☏ 888-423-7600
www.silimed.com - e-mail: silimed@silimed.com

ISO 9001

FOL 012 001

Textured Mammary Implant

1
2

High strength silicone-gel-filled implant whose LOW BLEED envelope presents a textured surface with open pores, decreasing the risk of contracture. Provided in the ROUND SHAPE with two profiles: 1 HIGH and 2 LOW. Supplied sterile, with a polyethylene sleeve for introduction.

1) High Profile

A
B

REF	VOL. (*) cc	DIM. (*) cm A	B
20621-115	115	8,1	3,2
20621-135	135	8,7	3,3
20621-155	155	8,9	3,4
20621-175	175	9,4	3,7
20621-195	195	9,7	3,8
20621-215	215	10,0	3,9
20621-235	235	10,1	3,9
20621-255	255	11,0	3,9
20621-285	285	11,4	4,0
20621-305	305	11,7	4,0
20621-325	325	11,8	4,3
20621-355	355	12,1	4,4
20621-385	385	12,5	4,5
20621-435	435	13,3	4,6
20621-485	485	13,6	4,8
20621-525	525	13,9	5,0
20621-575	575	14,1	5,2
20621-625	625	14,6	5,2
20621-695	695	15,1	5,5

2) Low Profile

A
B

REF	VOL. (*) cc	DIM. (*) cm A	B
20610-100	100	8,6	2,3
20610-120	120	9,1	2,4
20610-140	140	10,1	2,4
20610-160	160	10,3	2,5
20610-190	190	11,4	2,6
20610-220	220	12,1	2,7
20610-250	250	12,3	2,8
20610-280	280	13,0	2,9
20610-310	310	12,4	3,0
20610-340	340	13,7	3,1
20610-370	370	14,3	3,1
20610-410	410	14,8	3,2
20610-450	450	15,4	3,2
20610-500	500	15,9	3,3
20610-550	550	16,5	3,5
20610-600	600	17,0	3,7

(*) NOTE: Dimensions and volumes with approximated values.

Local Representative

⚠ Before using the product the physician must read the instructions contained in the packaging. Silimed Gel-filled Mammary Implants can only be provided for sale as part of a controlled clinical study.

Distributed in the USA by:

SILIMED, Inc.
11220 Grader Street Suite 100 Dallas, TX. 75238 ☏ 888 - 423-7600
www.silimed.com - e-mail: silimed@silimed.com

SILIMED

ISO 9001

POL 053 [illegible]

High strength silicone gel whose low bleed envelope presents a textured surface with open pores. Provided in two different types, both presenting an Oval Base: Enhance®, Superior Pole, in Single Profile and Nuance®, Inferior Pole, in three Profiles. Supplied sterile, with a plastic sleeve for introduction.

ENHANCE®
Superior Pole

1) Single Profile

A
B
C

REF	VOL (*) cc	A	DIM (*) cm B	C
20676-115	115	9,0	8,8	3,2
20676-135	135	9,5	8,5	3,3
20676-155	155	9,9	9,0	3,5
20676-175	175	10,3	9,3	3,6
20676-195	195	10,7	9,8	3,7
20676-225	225	11,1	10,2	4,0
20676-245	245	11,5	10,4	4,1
20676-265	265	11,9	10,9	4,1
20676-285	285	12,3	11,2	4,1
20676-305	305	12,7	11,6	4,1
20676-325	325	13,0	11,9	4,1
20676-365	365	13,4	12,4	4,2
20676-390	390	14,1	13,0	4,2
20676-430	430	14,5	13,4	4,3
20676-480	480	15,2	14,1	4,4
20676-530	530	15,5	14,5	4,5
20676-570	570	16,0	14,8	4,6
20676-640	640	16,2	15,2	4,9

NUANCE®
Inferior Pole

2) High Profile

A
B
C

REF	VOL (*) cc	A	DIM (*) cm B	C
20646-240	240	10,3	9,9	4,7
20646-300	300	11,4	10,3	5,0
20646-370	370	12,5	10,8	5,3
20646-480	480	13,5	11,5	5,7
20646-550	550	14,6	12,4	5,9

3) Moderate Profile

A
B
C

REF	VOL (*) cc	A	DIM (*) cm B	C
20645-180	180	9,8	8,7	4,0
20645-210	210	11,0	9,6	4,0
20645-250	250	12,0	10,3	4,2
20645-290	290	12,3	10,7	4,3
20645-330	330	13,0	11,2	4,5
20645-370	370	13,4	11,4	4,7
20645-400	400	13,7	11,8	4,9
20645-450	450	14,1	12,2	5,2
20645-500	500	14,7	12,8	5,3
20645-550	550	15,2	13,1	5,4

4) Low Profile

A
B
C

REF	VOL (*) cc	A	DIM (*) cm B	C
20644-170	170	11,3	9,8	2,8
20644-220	220	12,3	10,6	3,1
20644-270	270	13,3	11,3	3,3
20644-320	320	14,2	12,1	3,5
20644-410	410	15,4	13,3	3,7
20644-500	500	16,3	13,8	4,3

3
4
2
1

Local Representative

(*) NOTE: Dimensions and volumes with approximated values.

⚠ Before using the product the physician must read the instructions contained in the packaging. Silimed Gel-filled Mammary Implants can only be provided for sale as part of a controlled clinical study.

Distributed in the USA by:

SILIMED, Inc.
11220 Grader Street Suite 100 Dallas, TX. 75238 ☏ 888 - 423-7600
www.silimed.com - e-mail: silimed@silimed.com

SILIMED
ISO 9001

FOL 057 R01

QUARTZO®

Implante Mamário Quartzo Preenchido com Gel de Silicone
[illegible] com membrana de [illegible] de silicone, LOW BLEED [illegible]
[illegible] proporciona [illegible]
[illegible] O implante mamário Quartzo é apresentado na Base [illegible]

Implante Mamario Quartzo Relleno con Gel de Silicona
[illegible] relleno con gel de silicona Biodesign [illegible] LOW BLEED de alta resistencia y elasticidad.
Su microtextura [illegible] por medio de una tecnología diferenciada, que [illegible]
[illegible] El implante mamario Quartzo cuenta con una Base [illegible] 1) alta y 2) baja.
[illegible]

Quartzo Mammary Implant, Filled with Silicone Gel
Mammary Implant [illegible] with Biodesign silicone gel of high performance, with a highly resistant and elastic LOW BLEED [illegible]
Its microtexture [illegible] obtained by means of a differentiated technology, affords better interaction between [illegible]
Indicated for [illegible] and reconstructive surgery. The Quartzo mammary implant is presented in a Round Base with two projections: 1) high and 2) low.
[illegible]

Implant Mammaire Quartzo - Rempli avec Gel de Silicone
Implant Mammaire rempli de gel de silicone Biodesign hautement performant, [illegible] en élastomère de silicone, LOW BLEED [illegible]
Sa microtexture, que Silimed [illegible] grâce à une technologie différenciée, permet une meilleure interaction entre l'implant et les tissus voisins.
Il est indiqué dans les chirurgies esthétiques, réparatrices et reconstructrices. L'implant mammaire Quartzo est présenté en Base ronde à deux projections: 1) haute et 2) basse.
Forme stérile.

SILIMED

1
2

1) Projeção Alta / Proyección Alta / High Projection / Projection Haute

REF	VOL cm³	DMS cm A	DMS cm B
21621-095	95	7,6	3,0
21621-115	115	8,1	3,2
21621-135	135	8,4	3,2
21621-155	155	8,8	3,7
21621-175	175	9,3	3,8
21621-195	195	9,6	3,9
21621-215	215	10,0	3,9
21621-235	235	10,5	3,9
21621-255	255	10,9	3,9
21621-285	285	11,3	4,0
21621-305	305	11,7	4,0
21621-325	325	11,8	4,7
21621-355	355	12,1	4,5
21621-385	385	12,5	4,5
21621-435	435	13,2	4,5
21621-485	485	13,6	4,6

2) Baixa Projeção / Baja Proyección / Low Projection / Profil bas

REF	VOL cm³	DMS cm A	DMS cm B
21611-115	115	8,9	2,7
21611-135	135	9,4	2,7
21611-155	155	9,8	2,9
21611-175	175	10,2	3,0
21611-195	195	10,5	3,1
21611-215	215	11,0	3,2
21611-235	235	11,3	3,4
21611-255	255	11,7	3,4
21611-285	285	12,0	3,6
21611-305	305	12,4	3,7
21611-325	325	12,9	3,7
21611-355	355	13,2	3,7
21611-385	385	13,4	4,0
21611-435	435	13,8	4,2

Note 1: Dimensions and volumes with approximate values.
Note 2: Hatched references are supplied to order.

Nota 1: Dimensiones y volúmenes con valores aproximados.
Nota 2: Referencias con retícula son entregados por encomienda.

Note 1: Dimensions and volumes with approximate values.
Note 2: Hatched references are supplied to order.

Note 1: Dimensions et volumes à valeurs approximatives.
Note 2: Les références hachurées sont fournies sur commande.

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer las instrucciones que constan en el embalaje.
Before using the product, the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

SILIMED
SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

IOL 062 400

Implante Mamario Pitanguy/ Rebello
Implante Mamario Pitanguy/ Rebello
Pitanguy/Rebello Mammary Implant
Implant Mammai

SILIMED

Apresentado na FORMA REDONDA, com quatro perfis: ALTO (1), BAIXO (2), NATURAL (3) e NATURAL EP (extra projeção) (4); na FORMA ANATÔMICA PÓLO INFERIOR, com três perfis: ALTO (5), MODERADO (6) e BAIXO (7); e na FORMA ANATÔMICA PÓLO SUPERIOR PERFIL ÚNICO (8).

Fornecido estéril, acompanhado de luva de plástico para introdução.

Ofrecido en la FORMA REDONDA con cuatro perfiles: ALTO (1), BAJO (2), NATURAL (3) y NATURAL EP (Extra proyección) (4); en la FORMA ANATÓMICA POLO INFERIOR, con tres perfiles: ALTO (5), MODERADO (6) y BAJO (7); en la FORMA ANATÓMICA POLO SUPERIOR PERFIL ÚNICO (8).

Entregado estéril, acompañado de tubo de plástico para su introducción.

Provided in the ROUND SHAPE with four profiles: HIGH (1), LOW (2), NATURAL (3) e NATURAL EP (extra projection) (4); ANATOMICAL SHAPE INFERIOR POLE, with three profiles: HIGH (5), MODERATE (6) and LOW (7); and ANATOMICAL SHAPE SUPERIOR POLE SINGLE PROFILE (8).

Supplied sterile, with a plastic sleeve for insertion.

Présenté dans la FORME RONDE, avec quatre profils: ÉLEVÉ (1), BAS (2), NATUREL (3) et NATUREL EP (extra saillie) (4); dans la FORME ANATOMIQUE PÔLE INFÉRIEUR, avec trois profils: ÉLEVÉ (5), MODÉRÉ (6) e BAS (7); et dans FORME ANATOMIQUE PÔLE SUPÉRIEUR PROFIL UNIQUE (8).

Fourni stérile, avec gants en plastique pour introduction.

Redonda
Redonda
Round
Ronde

Perfil Alto
Perfil Alto
High Profile
Profil Élevé

A
B

REF	VOL cc	DMS cm A	B
30626-095	95	7,9	3,2
30626-115	115	8,2	3,4
30626-135	135	8,9	3,5
30626-155	155	9,1	3,9
30626-175	175	9,5	4,1
30626-195	195	9,8	4,2
30626-215	215	10,1	4,3
30626-235	235	10,6	4,3
30626-255	255	11,2	4,3
30626-285	285	11,5	4,4
30626-305	305	12,0	4,5
30626-325	325	12,0	4,7
30626-355	355	12,1	4,9
30626-385	385	12,6	5,0
30626-435	435	13,3	5,0
30626-485	485	12,8	5,1
30626-525	525	13,9	5,5
30626-575	575	14,3	5,7
30626-625	625	14,7	5,8
30626-695	695	15,2	6,0

Representante local
Representante local
Local Representative
Représentant local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7180
ISO 9001
FBL 001 401

Redonda Perfil Baixo
Redonda Perfil Bajo
Low Profile Round
Ronde Profil bas

A
B

REF	VOL cc	DMS cm A	DMS cm B
30615-040	40	7,1	1,9
30615-060	60	7,6	2,2
30615-080	80	8,2	2,5
30615-100	100	9,0	2,6
30615-120	120	9,4	2,7
30615-140	140	10,2	2,7
30615-160	160	10,6	2,8
30615-190	190	11,6	2,9
30615-220	220	12,2	3,0
30615-250	250	12,5	3,2
30615-280	280	13,3	3,3
30615-310	310	14,1	3,1
30615-350	350	14,7	3,1
30615-370	370	14,6	3,2
30615-400	400	15,0	3,3
30615-450	450	15,8	3,6
30615-500	500	16,2	3,7
30615-550	550	16,6	3,9
30615-600	600	17,1	4,2

Redonda Perfil Natural
Redonda Perfil Natural
Natural Profile Round
Ronde Profil Naturel

A
B

REF	VOL cc	DMS cm A	DMS cm B
30635-105	105	8,3	3,3
30635-120	120	8,8	3,4
30635-135	135	8,9	3,7
30635-150	150	9,2	3,8
30635-165	165	9,7	4,0
30635-185	185	10,1	4,0
30635-205	205	10,8	4,0
30635-225	225	11,1	4,1
30635-245	245	11,6	4,2
30635-265	265	12,0	4,3
30635-285	285	12,2	4,3
30635-305	305	12,4	4,4
30635-325	325	12,7	4,6
30635-345	345	12,8	4,6
30635-375	375	13,2	4,6
30635-405	405	13,6	4,8
30635-435	435	13,8	4,9
30635-465	465	14,4	5,0
30635-495	495	14,5	5,0

Redondo Perfil Natural - EP
Redaindo Perfil Natural - EP
Natural Profile Round - EP
Ronde Profil Naturel - EP

A
B

REF	VOL cc	DMS cm A	DMS cm B
30636-095	95	8,0	3,2
30636-115	115	8,4	3,2
30636-135	135	8,9	3,7
30636-155	155	9,2	3,9
30636-175	175	9,5	4,1
30636-195	195	9,7	4,2
30636-215	215	10,1	4,4
30636-235	235	10,4	4,8
30636-255	255	10,5	4,9
30636-285	285	11,0	4,9
30636-315	315	11,2	5,2
30636-345	345	11,5	5,2
30636-385	385	11,9	5,2
30636-435	435	12,4	5,2
30636-475	475	12,6	6,2
30636-515	515	12,9	6,6

Perfil Único
Perfil Único
Single Profile
Profil Unique

REF	VOL cc	DMS cm A	B	C
30676-115	115	9,2	8,2	3,4
30676-135	135	9,7	8,7	3,5
30676-155	155	10,1	9,1	3,7
30676-175	175	10,6	9,6	3,8
30676-195	195	11,0	10,0	3,9
30676-225	225	11,4	10,3	4,1
30676-245	245	11,8	10,6	4,2
30676-265	265	12,2	11,0	4,2
30676-285	285	12,6	11,5	4,2
30676-305	305	12,8	11,8	4,2
30676-325	325	13,2	12,1	4,3
30676-365	365	13,7	12,5	4,4
30676-390	390	14,3	13,2	4,4
30676-430	430	14,7	13,5	4,4
30676-480	480	15,4	14,2	4,5
30676-530	530	15,7	14,6	4,6
30676-570	570	16,2	14,9	4,7
30676-640	640	16,5	15,3	5,0

Anatômico Polo Superior

Anatómico Polo Superior

Anatomical Superior Pole

Anatomique Pôle Supérieur

Perfil Alto
Perfil Alto
High Round
Ronde Élevé

REF	VOL cc	DMS cm A	B	C
30646-180	180	9,9	8,4	4,5
30646-240	240	10,6	9,5	4,7
30646-300	300	11,4	10,4	5,2
30646-370	370	12,4	11,1	5,5
30646-480	480	13,5	11,7	5,8
30646-550	550	14,3	12,9	5,9

Anatômico Polo Inferior

Anatómico Polo Inferior

Anatomical Inferior Pole

Anatomique Pôle Inférieur

Perfil Moderado
Perfil Moderado
Moderate Profile
Profil Modéré

REF	VOL cc	DMS cm A	B	C
30645-120	120	9,0	8,1	3,6
30645-150	150	9,5	8,7	3,8
30645-180	180	10,1	9,1	4,1
30645-210	210	11,1	10,0	4,2
30645-250	250	12,0	10,5	4,3
30645-290	290	12,4	11,4	4,5
30645-330	330	12,9	11,6	4,7
30645-370	370	13,3	11,8	4,9
30645-400	400	13,6	12,1	5,1
30645-450	450	14,0	12,6	5,3
30645-500	500	14,5	13,0	5,5
30645-550	550	15,1	13,5	5,5

Perfil Baixo
Perfil Bajo
Low Profile
Profil Bas

REF	VOL cc	DMS cm A	B	C
30644-170	170	11,5	10,0	3,1
30644-220	220	12,5	10,9	3,2
30644-270	270	13,4	11,5	3,5
30644-320	320	14,4	12,3	3,6
30644-410	410	15,3	13,2	3,9
30644-500	500	16,4	14,1	4,2

Sistema Anatômico Polo Inferior
Sistema Anatómico Polo Inferior
Inferior Pole Anatomical System
SILIMED

Sistema Anatômico Polo Inferior

Sistema reconstrutivo desenvolvido pelo Dr. Stefano Pompei é constituído de Expansores e Implantes Mamários. Este sistema é destinado à reconstrução de mamas não juvenis onde a obtenção/manutenção do polo superior da mama contralateral é mais difícil, pelo próprio efeito da natureza.
Fornecidos estéreis.

■

Sistema Anatómico Polo Inferior

Sistema reconstructivo desarrollado por el Dr. Stefano Pompei, formado por un Expansor e Implantes Mamarios.
Este sistema se recomienda para la reconstrucción de mamas de juveniles, cuando es mucho difícil obtener/mantener el polo superior de la mama contralateral, debido a propio efeito de la naturaleza.
Entregados estériles.

■

Inferior Pole Anatomical System

Dr. Stefano Pompei developed a reconstructive system consisting of Expanders and Mammary Implants.
This system is recommended for reconstructing non-juvenile breasts, when it is more difficult to obtain/maintain the upper pole of the counterlateral breast, due to the natural effect of nature.
Supplied sterile.

1. **EXPANSOR - Superfície Texturizada**
   EXPANSOR - Superficie Texturizada
   EXPANDER - Textured Surface
2. **GEL DE SILICONE - Recoberto de Espuma de Poliuretano**
   GEL DE SILICONA - Recubierto de Espuma de Poliuretano
   SILICONE GEL - Polyurethane Foam Coated
3. **GEL DE SILICONE - Superfície Texturizada**
   GEL DE SILICONA - Superficie Texturizada
   SILICONE GEL - Textured Surface
4. **INFLÁVEL - Superfície Texturizada - Válvula Anterior**
   INFLABLE - Superficie Texturizada - Válvula Anterior
   INFLATABLE - Textured Surface - Anterior Valve

1
2
3
4

Obs.: O cirurgião antes de usar o produto deve ler as instruções contidas na embalagem.
Obs.: Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Note: Before using the product the surgeon must read the instructions contained in the packaging.

1) Expansor de Tecido
Expansor de Tejido
Tissue Expander

A
B
C

REF	VOL ml	DMS cm A	B	C
20789-320	320	12,9	8,6	6,7
20789-390	390	12,0	9,1	6,8
20789-470	470	12,9	9,7	7,0
20789-540	540	12,9	10,3	7,4
20789-690	690	14,9	11,0	7,7
20789-840	840	16,0	12,2	8,8

Representante local/Representante local/Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

JOL 042 001

GEL DE SILICONE
GEL DE SILICONA
SILICONE GEL

Recoberto de Espuma de Poliuretano
Recubierto de Espuma de Poliuretano
Polyurethane Foam Coated

Perfil Moderado / *Perfil Moderado* / Moderate Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
30645-180	180	10,1	8,9	4,2
30645-210	210	11,1	10,0	4,2
30645-250	250	12,0	10,5	4,3
30645-290	290	12,4	11,4	4,5
30645-330	330	12,9	11,6	4,7
30645-370	370	13,3	11,8	4,9
30645-400	400	13,6	12,1	5,1
30645-450	450	14,0	12,6	5,3
30645-500	500	14,5	13,0	5,5
30645-550	550	15,1	13,5	5,5

Perfil Alto / *Perfil Alto* / High Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
30646-240	240	10,6	9,5	4,7
30646-300	300	11,4	10,4	5,2
30646-370	370	12,4	11,1	5,5
30646-490	490	13,5	12,1	5,8
30646-550	550	14,5	12,9	5,9

Perfil Baixo / *Perfil Bajo* / Low Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
30644-170	170	11,5	10,8	3,1
30644-220	220	12,5	10,9	3,2
30644-270	270	13,4	11,5	3,5
30644-320	320	14,4	12,3	3,6
30644-410	410	15,3	13,3	3,9
30644-500	500	16,4	14,1	4,3

Superfície Texturizada
Superficie Texturizada
Textured Surface

Perfil Moderado / *Perfil Moderado* / Moderate Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
20645-180	180	9,8	8,7	4,0
20645-210	210	11,0	9,6	4,0
20645-250	250	12,0	10,3	4,2
20645-290	290	12,3	10,7	4,5
20645-330	330	13,0	11,2	4,5
20645-370	370	13,4	11,4	4,7
20645-400	400	13,7	11,8	4,9
20645-450	450	14,1	12,2	5,1
20645-500	500	14,7	12,8	5,3
20645-550	550	15,2	13,1	5,4

GEL DE SILICONE
GEL DE SILICONA
SILICONE GEL

Superfície Texturizada
Superficie Texturizada
Textured Surface

Perfil Alto / *Perfil Alto* / High Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
20646-240	240	10,5	8,9	4,7
20646-300	300	11,4	10,3	5,0
20646-370	370	12,5	10,8	5,3
20646-480	480	13,5	11,5	5,7
20646-550	550	14,6	12,4	5,8

Perfil Baixo / *Perfil Bajo* / Low Profile

A
B
C

REF	VOL cc	DMS cm A	B	C
20644-170	170	11,2	9,8	2,8
20644-220	220	12,3	10,6	3,1
20644-270	270	13,3	11,1	3,3
20644-320	320	14,2	12,1	3,5
20644-410	410	15,4	13,1	3,7
20644-500	500	16,2	13,8	4,1

INFLÁVEL
"Válvula Anterior"
INFLABLE
"Válvula Anterior"
INFLATABLE
"Anterior Valve"

Perfil Moderado / *Perfil Moderado* / Moderate Profile

A
B
C

REF	VOL ml	DMS cm A	B	C
20586-205	205	10,4	8,2	4,4
20586-255	255	11,3	9,7	4,7
20586-285	285	11,7	10,2	4,8
20586-325	325	12,2	10,6	4,9
20586-365	365	12,5	10,7	5,2
20586-395	395	12,8	11,1	5,3
20586-455	455	13,2	11,5	5,7
20586-515	515	13,6	11,8	6,0
20586-565	565	14,1	12,2	6,7

Perfil Alto / *Perfil Alto* / High Profile

A
B
C

REF	VOL ml	DMS cm A	B	C
20588-230	230	9,5	8,5	5,2
20588-280	280	10,8	9,4	5,4
20588-350	350	11,8	10,1	5,7
20588-460	460	12,8	10,8	6,2
20588-530	530	13,8	11,6	6,3

Perfil Baixo / *Perfil Bajo* / Low Profile

A
B
C

REF	VOL ml	DMS cm A	B	C
20584-175	175	10,6	9,1	3,5
20584-230	230	11,5	9,8	3,8
20584-280	280	12,4	10,3	4,0
20584-330	330	13,4	11,1	4,2
20584-415	415	14,3	12,0	4,4
20584-505	505	15,3	12,8	4,7

Contour Implants:

-Calf Implant (filled)

-Calf Implant

-Gluteal Implant

-- Round and Oval bases --4 Designs

-- Round and Oval bases --5 Designs

-- Quartzo

-Pectoral Implant

-- Silicone Smooth Surface/Texture Surface

-- Silicone Texture Only

IMPLANTE DE PANTURRILHA
IMPLANTE DE PANTORILLA
CALF IMPLANTS FILLED
IMPLANTS DE MOLLET

SILIMED

Desenhado para se aproximar mais da anatomia da região, tornando desnecessário o uso de vários implants.
Diseñado para aproximarse más de la anatomía de la región, haciéndose así innecesario el uso de varios implantes.
Designed to get closer to the anatomy of the area, thus making the use of several implants unnecessary.

Forma Assimétrica / Forma Asimetrica / Asymmetrical Shape

1) Gel de Silicone / Gel de Silicona / Silicone Gel / Gel de Silicone
Superfície Lisa / Superficie Lisa / Smooth Surface / Surface Lisse

Desenho / Diseño del / Design by / Dessin
Dr. Luiz Montellano

REF	VOL cc	DMS cm A	B	C
10410-085	85	15,0	4,7	2,4
10410-140	140	19,7	5,4	2,5
10410-180	180	22,1	5,8	2,6

Desenhado como diz o nome, com base simétrica o que permite o uso de vários implantes ao mesmo tempo para obtenção do relevo desejado.
Diseñado con base simétrica lo que permite el uso de varios implantes al mismo tiempo, hasta completar el relieve deseado.
Designed according to its name - symmetrical, which allows the use of several implants at the same time in order to achieve the desired relief.
Dessiné, comme le dit son nom, sur une base symétrique, ce qui permet de recourir à divers implants en même temps afin d'obtenir le relief souhaité.

Forma Simétrica / Forma Simetrica / Symmetrical Shape

2) Gel de Silicone / Gel de Silicona / Silicone Gel / Gel de Silicone
Superfície Lisa / Superficie Lisa / Smooth Surface / Surface Lisse

Desenho / Diseño del / Design by / Dessin
Dr. Gilcenstein

REF	VOL cc	DMS cm A	B	C
10400-012	12	6,2	2,1	1,6
10400-030	30	10,2	3,0	1,9
10400-070	70	15,7	3,3	2,5
10400-090	90	19,5	2,2	2,2
10400-095	95	19,4	4,9	1,7
10400-120	120	26,6	3,4	2,5
10400-140	140	26,2	4,4	2,5

Implante de Silicone colocado abaixo da aponeurose do músculo gastrocnemius médio.
Implante de Silicona colocado debajo de la aponeurosis del músculo gastrocnemio medio.
Silicone Implant placed below the aponeurosis of the medial gastrocnemius muscle.
Implant de Silicone placé au-dessous de l'aponeurose du muscle gastrocnemius médial.

A - Vista Posterior / B - Vista de Perfil
A - Visión Posterior / B - Visión del Perfil
A - Rear View / B - Side View
A - Vision Postérieure / B - Vision de Profil

1. INCISÃO DA PELE
INCISIÓN EN LA PIEL
INCISION IN THE SKIN
INCISION DE LA PEAU
2. INCISÃO DA APONEUROSE DO MÚSCULO GASTROCNEMIUS MÉDIO
INCISIÓN EN LA APONEUROSIS DE LOS MÚSCULOS GASTROCNEMIOS MEDIOS
INCISION OF THE APONEUROSIS OF THE MEDIAL GASTROCNEMIUS MUSCLES
INCISION DE L'APONEUROSE DU MUSCLE
3. IMPLANTE/ IMPLANTE/ IMPLANT/ IMPLANT
4. NERVO CIÁTICO POPLÍTEO INTERNO
NERVIO CIÁTICO POPLÍTEO INTERNO
INNER POPLITEAL SCIATIC NERVE
NERF SCIATIQUE POPLITÉ INTERNE
5. MÚSCULO SÓLEO
MÚSCULO SÓLEAR
SOLEUS MUSCLE
MUSCLE SOLÉAIRE
6. MÚSCULO POSTERIOR
MÚSCULO POSTERIOR
POSTERIOR MUSCLE
MUSCLE POSTÉRIEUR
7. TÍBIA-FÍBULA
TIBIA-FÍBULA
TIBIA-FIBULA
TIBIA-FIBULA
8. MÚSCULO GASTROCNEMIUS MÉDIO
MÚSCULO GASTROCNEMIO MEDIO
MEDIAL GASTROCNEMIUS MUSCLE
MUSCLE GASTROCNEMIUS MÉDIAN

IMPORTANTE: Os Implantes de Panturrilha possuem uma "Bolsinha" de Silicone em uma das extremidades de sua base, para ajudar na sua introdução. Não deve-se usar instrumentos pontiagudos para não rompê-la.

IMPORTANTE: Los Implantes de Pantorrilla tienen en una de las extremidades de su base una "Bolsita" de silicona, para facilitar su introducción. Recomendamos no usar instrumentos puntiagudos para no romperla.

IMPORTANT: Calf Implants have a "SMALL INSERTION POUCH" made of silicone attached to one of the ends of the base to make insertion easier. To avoid damaging the implants, do not use any sharp instruments.

IMPORTANT: Les Implants du Mollet possèdent une "Pochette" de Silicone à l'une des extrémités de leur base, afin d'en faciliter l'introduction. Éviter d'utiliser des Instruments pointus afin de ne pas risquer d'en provoquer la rupture.

SILIMED
ISO 9001
SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 074 - RJ - Brasil - Tel (5521) 3807-7000 - Fax (5521) 3807-7140

FOL 025 R01

Implante de Panturrilha · Calf Implant · Implante de Pantorilla · Implants de Mollet

Português

[illegible]

English

Silimed presents the widest range of calf implants in the market. All of them designed by plastic surgeons. [illegible]

Español

[illegible]

Français

[illegible]

SILIMED

Base Assimétrica

Desenhado para se aproximar mais da anatomia da região, tornando desnecessário o uso de vários implants.

Base Asimetrica

Diseñado para aproximarse más de la anatomía de la región, haciendose asi innecesario el uso de varios implantes.

1) Elastômero de Silicone • Elastómero de Silicona • Silicone Gel • Elastomère de Silicone
Superfície Lisa • Superficie Lisa • Smooth Surface • Surface Lisse

C
B
A

Dr. Luiz Montellano

Base Simétrica

Desenhado como diz o nome, com base simétrica o que permite o uso de vários implantes ao mesmo tempo para obtenção do relevo desejado.

Base Simétrica

Diseñado, como dice el nombre, com base simétrica lo que permite el uso de varios implantes al mismo tiempo, hasta completar el relieve deseado.

2) Elastômero de Silicone • Elastómero de Silicona • Silicone Gel • Elastomère de Silicone
Superfície Lisa • Superficie Lisa • Smooth Surface • Surface Lisse

C
B
A

Dr. Cikanciain

Asymmetrical Base

Designed to get closer to the anatomy of the area, thus making the use of several implants unnecessary.

Base Asymétrique

Dessiné de manière à se rapprocher le plus possible de l'anatomie de la région, sans qu'il soit nécessaire de recourir à d'autres implants.

REF	VOL cc	cm A	cm B	cm C
412-150	70	15,0	4,7	1,5
412-200	125	19,7	5,4	1,9
412-230	175	23,5	5,6	1,9

Symmetrical Base

Designed according to its name, with a symmetrical base, which allows the use of several implants at the same time in order to achieve the desired relief.

Base Symétrique

Dessiné, comme le dit son nom, sur une base symétrique, ce qui permet de recourir à divers implants en même temps afin d'obtenir le relief souhaité.

REF	VOL cc	cm A	cm B	cm C
402-065	15	6,6	2,7	1,2
402-100	30	5,8	3,1	1,5
402-160	50	15,8	3,1	1,5
402-190	70	19,1	3,2	1,6
402-260	140	26,2	4,2	2,4
402-270	105	26,9	3,6	1,9

Implante de Silicone colocado abaixo da aponeurose do músculo gastrocnemius médio (fig.1)

Implante de Silicona colocado debajo de la aponeurosis del músculo gastrocnemio medio (fig.1)

Silicone Implant placed below the aponeurosis of the medial gastrocnemius muscle (fig.1)

Implant de Silicone placé au-dessous de l' aponeurose du muscle gastrocnemius médial (fig.1)

A - Vista Posterior • Vision Posterior • Rear View • Vision Postérieure

B - Vista de Perfil • Vision del Perfil • Side View • Vision de Profil

1. INCISÃO DA PELE • INCISION EN LA PIEL • INCISION IN THE SKIN • INCISION DE LA PEAU
2. INCISÃO DA APONEUROSE DO MÚSCULO GASTROCNEMIUS MÉDIO • INCISIÓN EN LA APONEUROSIS DE LOS MÚSCULOS GASTROCNEMIOS MEDIOS • INCISION OF THE APONEUROSIS OF THE MEDIAL GASTROCNEMIUS MUSCLES • INCISION DE L'APONEUROSE DU MUSCLE
3. IMPLANTE • IMPLANTE • IMPLANT • IMPLANT
4. NERVO CIÁTICO POPLÍTEO INTERNO • NERVIO CIÁTICO POPLÍTEO INTERNO • INNER POPLITEAL SCIATIC NERVE • NERF SCIATIQUE POPLITE INTERNE
5. MÚSCULO SOLEO • MÚSCULO SOLEAR • SOLEUS MUSCLE • MUSCLE SOLÉAIRE
6. MÚSCULO POSTERIOR • MÚSCULO POSTERIOR • POSTERIOR MUSCLE • MUSCLE POSTÉRIEUR
7. TÍBIA-FÍBULA • TIBIA FÍBULA • TIBIOFIBULAR • TIBIA-FIBULA
8. MÚSCULO GASTROCNEMIUS MÉDIO • MÚSCULO GASTROCNEMIO MEDIO • MEDIAL GASTROCNEMIUS MUSCLE • MUSCLE GASTROCNEMIUS MÉDIAN

IMPORTANTE: Os Implantes de Panturrilha possuem uma "Bolsinha" de Silicone em uma das extremidades de sua base, para ajudar na sua introdução. Não deve-se usar instrumentos pontiagudos para não rompê-la (fig.2)

IMPORTANTE: Los Implantes de Pantorrilla tienen en una de las extremidades de su base una "Bolsita" de silicona, para facilitar su introducción. Recomendamos no usar instrumentos puntiagudos para no romperla (fig.2)

IMPORTANT: Calf Implants have a "SMALL INSETION POUCH" made of silicone attached to one of the ends of the base to make insertion easier. To avoid damaging the implants, do not use any sharp instruments (fig.2)

IMPORTANT: Les Implants de Mollet possèdent une "Pochette" de Silicone à l'une des extrémités de leur base, afin d'en faciliter l'introduction. Éviter d'utiliser des instruments pointus afin de ne pas risquer d' en provoquer la rupture (fig.2)

⚠

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.

Antes de utilizar el producto, el cirujano debe leer las instrucciones que constan en el embalaje.

Before using the product, the surgeon must read the instructions contained in the packaging.

Avant d'utiliser ce produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

Representante Local • Representante Local • Local Representative • Représentant Local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FOL 034 R02

Implante Glúteo
Implante Glúteo
Gluteal Implant
Implant Fessier

SILIMED

Implantes Glúteos - Gel de Silicone

A SILIMED apresenta a mais variada linha de implantes glúteos do mercado, todos idealizados por cirurgiões plásticos. São constituídos de membrana de elastômero de silicone LOW BLEED, cheios com gel de silicone BIODESIGN de alto desempenho e possuem resistência necessária para adequarem-se à região de aplicação. Esses implantes são utilizados para correção de atrofias e têm sido empregados cada vez mais em cirurgias estéticas, com bons resultados, conforme mostram trabalhos publicados.
Fornecidos estéreis.

Implantes Gluteos - Gel de Silicona

La SILIMED presenta la más variada línea de implantes glúteos en el mercado. Todos fueron idealizados por cirujanos plásticos. Están constituidos de membrana de elastómero de silicona, LOW BLEED, rellena con gel de silicona BIODESIGN de alto desempeño, con la resistencia necesaria para adecuarse a la región de aplicación. Estos implantes se utilizan para corregir atrofias y, además, cada vez más en cirugías estéticas con buenos resultados, conforme muestran los trabajos publicados.
Entregados estériles.

Gluteal Implants - Silicone Gel

SILIMED presents the most varied line of gluteal implants in the market. All of them designed by plastic surgeons. They are made of a LOW BLEED silicone elastomer envelope, filled with BIODESIGN silicone gel of high performance and possess the necessary resistance to adapt to the region of application. These implants are used to correct atrophies and have been increasingly employed in plastic surgeries with good results, as shown in published papers. Supplied sterile.

Implant Fessier - Gel de Silicone

SILIMED possède la plus grande gamme d'implants fessier du marché. Ils ont tous été conçus par des chirurgiens plastiques. Ils sont constitués d'une enveloppe d'élastomère de silicone LOW BLEED, remplie de gel de silicone BIODESIGN à haute performance et possèdent la résistance nécessaire à leur adaptation à la région d'application. Ces implants sont utilisés pour la correction d'atrophies et de plus en plus, dans les chirurgies esthétiques, avec de bons résultats, comme l'attestent des travaux publiés.
Fourni stérile.

Apresentam-se em diferentes tipos:
Presentados en diferentes tipos:
Presented in different types:
Présentés sous différentes formes:

1. Base Oval - Superfície Lisa
Base Oval - Superficie Lisa
Oval Base - Smooth Surface
Base Ovale - Surface Lisse

2. Base Oval - Superfície Texturizada
Base Oval - Superficie Texturizada
Oval Base - Textured Surface
Base Ovale - Surface Texturée

3. Base Redonda - Superfície Lisa
Base Redonda - Superficie Lisa
Round Base - Smooth Surface
Base Ronde - Surface Lisse

1
3
2

Representante local/Representante local/
Local Representative/Représentant Local

Antes de usar o produto, o cirurgião deve ler as Instruções de uso contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer las instrucciones de uso que constan en el embalaje.
Before using the product, the surgeon shall read the Instructions for Use contained in the packaging.
Avant de faire usage du produit, le chirurgien doit prendre connaissance des instructions d'utilisation contenues dans l'emballage.

SILIMED
SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140
ISO 9001

FOI 026 E03

Desenho / Diseño del / Design by / Dessin
Dr. George Otero

Base Oval - Projeção Única - Superfície Lisa
Base Oval – Proyección Única – Superficie Lisa
Oval Base – Single Projection – Smooth Surface
Base Ovale – Projection Unique – Surface Lisse

REF	Vol. cm³	A	B (cm)	C
10900-100	100	11,3	7,6	2,2
10900-140	140	12,1	9,2	2,2
10900-180	180	14,4	10,1	2,3
10900-250	250	15,5	11,4	2,3
10900-300	300	16,6	12,8	2,5

Desenho / Diseño del / Design by / Dessin
Dr. Abel de La Peña

Base Oval - Projeção Única - Superfície Texturizada
Base Oval – Proyección Única – Superficie Texturizada
Oval Base – Single Projection – Textured Surface
Base Ovale – Projection Unique – Surface Texturée

REF	Vol. cm³	A	B (cm)	C
20940-145	145	13,7	9,9	2,8
20940-225	225	14,6	10,4	2,9
20940-275	275	15,8	11,5	3,0
20940-330	330	17,1	12,4	3,2
20940-385	385	17,4	12,8	3,6
20940-445	445	17,8	13,1	4,1
20940-550	550	18,3	12,8	4,4

Desenho / Diseño del / Design by / Dessin
Dr. Rafael Vergara

Base Oval - Projeção Baixa - Superfície Texturizada
Base Oval – Proyección Baja – Superficie Texturizada
Oval Base – Low Projection – Textured Surface
Base Ovale – Projection Basse – Surface Texturée

REF	Vol. cm³	A	B (cm)	C
20920-200	200	14,8	9,7	2,7
20920-240	240	15,1	10,1	3,2
20920-300	300	15,4	10,4	3,8
20920-350	350	15,8	11,0	3,9
20920-400	400	16,4	12,1	4,0

Desenho / Diseño del / Design by / Dessin
Dr. José Robles

A
C

Base Redonda - Projeção Única - Superfície Lisa
Base Redonda – Proyección Única – Superficie Lisa
Round Base – Single Projection – Smooth Surface
Base Ronde – Projection Unique – Surface Lisse

REF	VOL cm³	A (cm)	C (cm)
10910-160	160	9,6	3,3
10910-180	180	9,8	3,5
10910-200	200	10,4	3,7
10910-220	220	10,7	3,8
10910-240	240	10,9	3,9
10910-270	270	11,4	3,9
10910-300	300	11,7	4,0
10910-330	330	12,1	4,1
10910-360	360	12,3	4,3

Nota: Dimensões e volumes com valores aproximados.
Nota: Dimensiones y volúmenes con valores aproximados.
Note: Dimensions and volumes with approximate values.
Note: Dimensions et volumes à valeurs approximatives.

Implante de Silicone colocado em loja retromuscular no chamado espaço celular subglúteo.
Implante de Silicona colocado en la loja retromuscular en el llamado espacio celular subglúteo.
Silicone Implant placed in the retromuscular pocket in the so called subgluteal cellular space.
Implant de Silicone placé dans la loge rétromusculaire de l'espace cellulaire dit sous-fessier.

1. Incisão da Pele / Incisión de la Piel / Incision of the Skin / Incision de la Peau
2. Dissecção Subcutânea / Disección Subcutánea / Subcutaneous Dissection / Dissection Sous-cutanée
3. Incisão do Músculo / Incisión del Músculo / Muscle Incision / Incision du Muscle
4. Implante / Implante / Implant / Implant
5. Glúteo Médio / Glúteo Medio / Gluteal Medium / Fesse Moyenne
6. Glúteo Máximo / Glúteo Máximo / Gluteal Maximus / Fesse Maximale
7. Nervo Ciático / Nervio Ciático / Sciatic Nerve / Nerf Sciatique

Implante Glúteo — Gluteal Implant

Implante Glúteo — Implant Fessier

English

Français

1) Base Oval • Oval Base • Base Oval • Base Ovale
Projeção Baixa • Low Projection • Proyección Baja • Projection Basse
Superfície Lisa • Smooth Surface • Superficie Lisa • Surface Lisse

A
B
D
Dr. Rafael Vergara

REF	VOL. cm^3	A (cm)	B (cm)	D (cm)
[illegible]	225	10,1	15,2	2,3
[illegible]	[illegible]	10,3	15,2	[illegible]
[illegible]	[illegible]	10,?	15,?	[illegible]
[illegible]	3??	11,?	15,?	2,?
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	420	12,7	[illegible]	[illegible]

2) Base Oval • Oval Base • Base Oval • Base Ovale
Projeção Baixa • Low Projection • Proyección Baja • Projection Basse
Superfície Texturizada • Textured Surface • Superficie Texturizada • Surface Texturée

A
B
D
Dr. Abel de La Peña

REF	VOL. cm^3	A (cm)	B (cm)	D (cm)
20922-150	225	10,2	15,2	2,3
20922-155	260	10,3	15,3	2,5
20922-160	300	10,9	15,6	2,7
20922-165	330	11,5	16,0	2,9
20922-168	385	11,9	16,3	3,1
20922-170	420	12,8	16,6	3,3

3) Base Oval • Oval Base • Base Oval • Base Ovale
Projeção Única • Single Projection • Proyección Única • Projection Unique
Superfície Texturizada • Textured Surface • Superficie Texturizada • Surface Texturée

A
B
C
Dr. George Oteiz

REF	VOL. cm^3	A (cm)	B (cm)	C (cm)
20942-135	145	13,6	10,0	2,0
20942-145	233	14,5	10,4	2,9
20942-160	275	16,2	11,6	3,0
20942-170	343	17,1	12,4	3,2
20942-175	385	17,3	12,8	3,5
20942-180	435	17,8	13,2	3,9
20942-185	540	18,4	13,8	4,1

4) Base Oval • Oval Base • Base Oval • Base Ovale
Projeção Única • Single Projection • Proyección Única • Projection Unique
Superfície Lisa • Smooth Surface • Superficie Lisa • Surface Lisse

A
B
D
Dr. Jorge Hidalgo

REF	VOL. cm^3	A (cm)	B (cm)	D (cm)
902-110	[illegible]	9,6	11,4	1,9
902-135	[illegible]	10,3	12,9	2,0
[illegible]	[illegible]	10,8	14,6	2,1
[illegible]	235	11,8	15,0	2,4
902-170	260	12,7	[illegible]	2,6

5) Base Redonda • Round Base • Base Redonda • Base Ronde
Superfície Lisa • Smooth Surface • Superficie Lisa • Surface Lisse

A
C

REF	VOL. cm^3	A (cm)	C (cm)
932-115	251	11,6	2,6
932-120	292	12,1	2,9
932-125	342	12,5	2,9
932-130	442	13,3	4,0

[illegible]

Implante de Silicone colocado na loja submuscular no chamado espaço celular subglúteo • Silicone implant in the submuscular pocket in the so called subgluteal cellular space • Implante de Silicone colocado en su bolsilla submuscular en el espacio celular subglúteo • Implant de Silicone placé dans la loge sous-musculaire de l'espace cellulaire dit sous-fessier

1 Incisão da Pele • Skin incision • Incisión de La Piel • Incision de la Peau
2 Dissecção Subcutânea • Subcutaneous Dissection • Disección Subcutánea • Dissection Sous-cutanée
3 Incisão do Músculo • Muscle incision • Incisión de El Músculo • Incision du Muscle
4 Implante • Implant • Implante • Implant
5 Glúteo Médio • Gluteal Medium • Glúteo Medio • Fessier Moyenne
6 Glúteo Máximo • Gluteal Maximus • Glúteo Máximo • Fessier Maximale
7 Nervo Ciático • Sciatic nerve • Nervio Ciático • Nerf Sciatique até 30 dias • within 30 days • hasta 30 días • délai d'expédition: trente jours
45 a 60 dias • between 45 and 60 days • 45 a 60 días • délai d'expédition de 45 à 60 jours

Representante Local • Local Representative • Representante Local • Représentant Local

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Before using the product, the surgeon must read the instructions contained in the packaging.
Antes de utilizar el producto, el cirujano debe leer detalladamente las instrucciones que vienen en el embalaje.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

[illegible]

Implante Glúteo

Este implante é preenchido pelo gel Biodesign, que se caracteriza pelo alto desempenho, uma contribuição para a menor transudação. Este gel é capaz de reproduzir os tecidos moles, permitindo melhor adequação do implante à área de destino. Por sua área de aplicação ser o glúteo, uma região que sofre impactos e pressões constantes, o gel é mais duro, porém não quebra.
O Glúteo Quartzo é apresentado na Base Oval, com duas Projeções, Alta e Baixa, e diversos volumes.

■

Implante Gluteo

Este implante se llena con el gel Biodesign, caracterizándose por su alto desempeño, una contribución para brindar menor transudación. Este gel es capaz de reproducir los tejidos blandos, permitiendo adecuar el implante mejor al área de destino. Debido a que su área de aplicación es el glúteo, una región que sufre impactos y presiones constantes, el gel es más duro, pero sin embargo no se rompe.
El Glúteo Quartzo se ofrece en una Base Oval, con dos proyecciones, Alta y Baja y diversos volúmenes.

■

Gluteal Implant

This implant is pre-filled with Biodesign gel, characterized by its high performance, which contributes to less transudation. This gel is capable of reproducing the soft tissues, thereby enabling the implant to fit better in the intended area. Since the gluteal area of application is a region that suffers constant impacts and pressures, the gel is made appropriately harder, but without any risk of breaking.
The Quartzo Gluteal Implant is presented with an Oval Base, with two projections (high and low) and several volumes.

■

Implant Fessier

Cet implant est rempli de gel Biodesign, lequel est caractérisé par son haut pouvoir performant, ce qui contribue à réduire la transudation. Ce gel est capable de reproduire les tissus mous, ce qui permet une meilleure adaptation de l'implant à la zone de destination. Sa zone d'application étant le fessier, région soumise à des impacts et à des pressions constants, le gel en est plus dur, sans risquer de se briser pour autant.
Le Fessier Quartzo est à Base Ronde, à deux projections, haut et bas, et existe en divers volumes.

1) Projeção Baixa / Proyección Baja / Low Projection / Projection Bas

2
1
A
B
C

REF	cc	cm		
		A	B	C
10960-200	200	14,0	9,3	2,6
10960-250	250	14,3	9,7	3,0
10960-300	300	14,9	10,4	3,5
10960-350	350	15,3	10,7	3,8
10960-400	400	15,4	11,3	4,0
10960-450	450	15,8	11,7	4,3
10960-500	500	16,2	12,1	4,6

2) Projeção Alta / Proyección Alta / High Projection / Projection Haut

A
B
C

REF	cc	cm		
		A	B	C
10961-200	200	12,7	8,9	2,8
10961-250	250	14,0	9,3	3,5
10961-300	300	14,3	9,7	3,8
10961-350	350	14,9	10,4	4,2
10961-400	400	15,2	10,7	4,4
10961-450	450	15,4	11,2	4,5
10961-500	500	15,8	11,7	4,8

Nota: Dimensões e volumes com valores aproximados.
Nota: Dimensiones y volúmenes con valores aproximados.
Note: Dimensions and volumes with approximate values.
Note: Dimensions et volumes à valeurs approximatives.

Representante local / Representante local / Local Representative / Représentant Local

⚠ Antes de usar o produto, o cirurgião deve ler as Instruções de Uso contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer las instrucciones de uso que constan en el embalaje.
Before using the product, the surgeon must read the instructions for use contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions d'utilisation contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140
ISO 9001

FOL 079 B02

Implante Peitoral
Implante Pectoral
Pectoral Implant
Implante Pectoral

O Implante Peitoral SILIMED é apresentado cheio de gel de silicone de alto desempenho, com superfície lisa ou texturizada. Contém um volume definido de gel de silicone Biodesign, transparente e altamente resiliente, cuja forma, densidade e consistência foram desenvolvidas para reproduzir o tecido humano correspondente à área de aplicação em cirurgias [illegible] reparadoras ou reconstrutoras. Fornecido estéril.

El Implante Pectoral SILIMED se presenta relleno de gel de silicona de alto desempeño con superficie lisa o texturizada. Contiene un volumen definido de gel de silicona Biodesign transparente y altamente resiliente, cuya forma, densidad y consistencia [illegible] similitud al tejido humano correspondiente a la aplicación en cirugías estéticas, reparadoras o reconstructivas.
Embalado estéril.

The SILIMED Pectoral Implant is supplied filled with silicone gel of high performance, with a smooth or textured surface, and contains a definite volume of transparent highly resilient Biodesign silicone gel whose shape, density and consistency have been developed to resemble the human tissue corresponding to application in aesthetic, reparatory or reconstructive surgery.
Supplied sterile.

L'implant Pectoral SILIMED est présenté rempli de gel de silicone hautement performant à surface lisse ou texturée. Contenant un volume défini de gel de silicone Biodesign transparent. Hautement résiliente, sa forme, sa densité et sa consistance ont été mises au point pour s'assimiler au tissu humain et être utilisée dans les chirurgies esthétiques, réparatrices ou de reconstruction.
Fourni stérile.

SILIMED

Gel de Silicone

Este implante é apresentado para o lado direito e para lado esquerdo.

A incisão é feita na região axilar, devendo ser suficientemente longa (cerca de 5 cm) para permitir a introdução do implante (fig.1). A loja é feita por baixo do músculo peitoral maior, descolando-o sem desinserí-lo do músculo peitoral menor. O descolamento deve ser interrompido a 1 ou 2 cm abaixo da aréola. Caso contrário, o implante ficará posicionado muito baixo, resultando em uma aparência feminina (fig.2). A loja deve ser cuidadosamente inspecionada para verificar a ausência de fibras musculares remanescentes. Com auxílio de uma pinça longa, pince a aba de poliéster do implante e o introduza na loja, posicionando-o entre os dois músculos peitorais. Observe se os ângulos do implante estão coincidindo com os do músculo (fig.2).

Gel de Silicona

Este implante se presenta para el lado derecho y el lado izquierdo.

Se realiza la incisión en la región de las axilas, debiendo ser suficientemente ancha (aproximadamente 5 cm) para permitir la introducción del implante (fig.1). El bolsillo se hace por debajo del músculo pectoral mayor, separándolo, sin retirarlo del músculo pectoral menor. La separación debe interrumpirse a 1 ó 2 cm por debajo de la areola, caso contrario el implante quedará posicionado muy bajo, resultando en una apariencia femenina (fig.2). El bolsillo debe ser cuidadosamente inspeccionado para verificar la ausencia de fibras musculares remanecientes. Con el auxilio de una pinza larga, sujete la aleta de poliéster del implante e introdúzcalo en el bolsículo, colocándolo entre los dos músculos pectorales, observando que los ángulos del implante coincidan con los del músculo (fig.2).

Silicone Gel

This implant is presented for the right side and left side.

The incision is made in the axillary region, which shall be wide enough (about 5 cm) to allow the insertion of the implant (fig.1). The pocket is made under the major pectoral muscle, undermining but without removing it from the minor pectoral muscle. The undermining shall be interrupted 1 or 2 cm below the areola, otherwise the implant will be positioned too low, which will result in a feminine appearance (fig.2). The pocket shall be carefully inspected to verify the absence of remaining muscular fibers. Using long pincers, secure the polyester rim of the implant and introduce it into the pocket, positioning it between the two pectoral muscles and making sure that the angles of the implant are even with those of the muscle (fig.2).

Gel de Silicone

Cet implant se présente dans la forme destiné au côté droit et au côté gauche.

L'incision est faite dans la région axillaire, avec une dimension suffisamment large (environ 5 cm) pour permettre l'introduction de l'implantation (fig.1). La loge est faite au-dessous du muscle pectoral supérieur, en le décollant, sans toutefois le retirer du muscle pectoral inférieur. Le décollement doit être interrompu à environ 1 ou 2 cm au-dessous de l'aréole, autrement l'implant se trouvera dans une position très basse, ce qui risque de créer une apparence féminine (fig.2). La loge doit être soigneusement inspectée pour y vérifier l'absence de fibres musculaires restantes. À l'aide d'une pince longue, pincer l'extrémité en polyester de l'implant et l'introduire dans la loge, en le positionnant entre les deux muscles pectoraux, de façon à ce que les angles de l'implant coïncident avec ceux du muscle (fig.2).

1
2

Resultado final / Resultado final / Final result / Résultat final - (fig.3), (fig.4)

1)Superfície Lisa/Superficie Lisa/ Smooth Surface/ Surface Lisse

REF	VOL (cc)	DIM (cm) A	B
10130-190D	190	14,4	2,4
10130-190E	190	14,4	2,4
10130-230D	230	15,8	2,6
10130-230E	230	15,8	2,6
10130-300D	300	16,1	2,9
10130-300E	300	16,1	2,9

2)Superfície Texturizada/Superficie Texturizada/ Textured Surface/Surface Texturée

REF	VOL (cc)	DIM (cm) A	B
20130-190D	190	14,7	2,4
20130-190E	190	14,7	2,4
20130-230D	230	14,8	2,7
20130-230E	230	14,8	2,7
20130-300D	300	14,9	2,9
20130-300E	300	14,9	2,9

Fig. 1

Fig. 2

Fig. 3

Fig. 4

NOTA/NOTE 1: Dimensões e volumes com valores aproximados.
Dimensiones y volúmenes con valores aproximados.
Dimensions and volumes with approximate values.
Dimensions et volumes à valeurs approximatives.

NOTA/NOTE 2: D = direito e E = esquerdo
D = Derecho y E = Izquierdo
D = Right and E = Left
D = Droit et E = Gauche

IMPORTANTE: Contém reforço de poliéster para ajudar a sua introdução.
IMPORTANTE: Contiene refuerzo de poliéster para facilitar la introducción.
IMPORTANT: Contains polyester reinforcement to help in the insertion.
IMPORTANT: Contient un renfort de polyester pour en faciliter l'introduction.

Para a escolha do tamanho do implante, deve ser utilizado o gabarito plástico, selecionado no pré-operatório.
Para elegir el tamaño del implante, debe ser utilizada la plantilla plástica, seleccionada en el preoperatorio.
The choice of the implant size shall be made with the use of the template, selected in the pre-operatory.
Pour sélectionner la taille de l'implant, il est nécessaire d'utiliser le gabarit plastique, retenu dans la phase pré-opératoire.

Representante local/Representante local/ Local Representative/Représentant Local

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3827-7140

ISO 9001

FOL 046 003

Implante Peitoral · Pectoral Implant
Implante Pectoral · Implant Pectoral

Português

Implante Peitoral - Elastômero de Silicone

[illegible]

English

Pectoral Implant - Silicone Elastomer

[illegible]

Español

Implante Pectoral - Elastómero de Silicona

[illegible]

Français

Implant Pectoral - Élastomère de Silicone

[illegible]

SILIMED

Este implante é apresentado para o lado direito e para o lado esquerdo.

A incisão é feita na região axilar, devendo ser suficientemente larga (cerca de 5 cm) para permitir a introdução do implante (fig.1).

A loja é feita por baixo do músculo peitoral maior, descolando-o sem desinseri-lo do músculo peitoral menor. O descolamento deve ser interrompido a 1 ou 2cm abaixo da aréola. Caso contrário, o implante ficará posicionado muito baixo, resultando em uma aparência feminina (fig.2).

A loja deve ser cuidadosamente inspecionada para verificar a ausência de fibras musculares remanescentes.

Com auxílio de uma pinça longa, pince a aba de poliéster do implante e o introduza na loja, posicionado-o entre os dois músculos peitorais. Observe se os ângulos do implante estão coincidentes com os do músculo(fig.2).

Resultado final: fig. 3 e fig. 4.

Este implante se presenta para el lado derecho y el lado izquierdo.

Se realiza la incisión en la región de las axilas, debiendo ser suficientemente ancha (aproximadamente 5 cm) para permitir la introducción del implante (fig. 1).

El bolsillo se hace por debajo del músculo pectoral mayor, separándolo, sin retirarlo del músculo pectoral menor. La separación debe interrumpirse a 1 o 2 cm por debajo de la areola, caso contrario el implante quedará posicionado muy bajo, resultando en una apariencia femenina (fig. 2).

El bolsillo debe ser cuidadosamente inspeccionado para verificar la ausencia de fibras musculares remanecientes.

Con el auxilio de una pinza larga, sujete la aleta de poliéster del implante e introdúzcalo en el habitáculo, colocándolo entre los dos músculos pectorales, observando que los ángulos del implante coincidan con los del músculo (fig. 2).

Resultado final: fig. 3 y fig. 4.

This implant is presented in shapes for the right side and left side.

The incision is made in the axillary region, which shall be wide enough (about 5 cm) to allow the insertion of the implant (fig. 1).

The pocket is made under the major pectoral muscle, undermining but without removing it from the minor pectoral muscle. The undermining shall be interrupted 1 or 2 cm below the areola, otherwise the implant will be positioned too low, which will result in a feminine appearance (fig.2).

The pocket shall be carefully inspected to verify the absence of remaining muscular fibers.

Using long pincers, secure the polyester rim of the implant and introduce it into the pocket, positioning it between the two pectoral muscles and making sure that the angles of the implant are even with those of the muscle (fig 2).

Final Result: fig. 3 and fig. 4.

Cet implant se présente dans le format destiné au côté droit et au côté gauche.

L'incision est faite dans la région axillaire, avec une dimension suffisamment large (environ 5 cm) pour permettre l'introduction de l'implantation (fig.1).

La loge est faite au-bas du muscle pectoral supérieur, en le décollant, sans toutefois le retirer du muscle pectoral inférieur. Le décollement doit être interrompu à environ 1 ou 2 cm au-bas de l'aréole, autrement l'implant se trouvera dans une position très basse, ce qui risque de créer une apparence féminine (fig 2).

La loge doit être soigneusement inspectée pour y vérifier l'absence de fibres musculaires restantes.

A l'aide d'une pince longue, pincer l'extrémité du polyester de l'implant et l'introduire dans la loge, en le positionnant entre les deux muscles pectoraux, de façon à ce que les angles de l'implant coïncident avec ceux du muscle (fig. 2).

Résultat final: fig. 3 et fig. 4.

Fig. 1

Fig. 2

Fig. 3

Fig. 4

A
B

REF	VOL cm³	A (cm)	C (cm)
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]

NOTA / NOTE 1: Dimensões e volumes com valores aproximados.
Dimensions and volumes with approximate values.
Dimensiones y volúmenes en valores aproximados.
Dimensions et volumes à valeurs approximatives.

NOTA / NOTE 2: D = direito e E = esquerdo
D = Right and E = Left
D = Derecho y E = Izquierdo
D = Droit et E = Gauche

Para a escolha do tamanho do implante deve ser utilizado o gabarito plástico, selecionado no pré-operatório.
The choice of the implant size shall be made with the use of the plastic template, selected in the pre-operatory.
Para elegir el tamaño del implante, se debe utilizar el modelo plástico, seleccionado en el preoperatorio.
Pour sélectionner la taille de l'implant, il est nécessaire d'utiliser le gabarit plastique, retenu dans la phase pré-opératoire.

IMPORTANTE: Contém reforço de poliéster para ajudar a sua introdução.
IMPORTANT: Contains polyester reinforcement to help in the insertion.
IMPORTANTE: Contiene refuerzo de poliéster para facilitar la introducción.
IMPORTANT: Contient un renfort de polyester pour en faciliter l'introduction.

45 a 60 dias - between 45 and 60 days - 45 a 60 días - délai d'expédition: de 45 à 60 jours

Representante Local - Local Representative - Representante Local - Représentant Local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140
ISO 9001
FOL 050 R01

Tissue Expanders

-Tissue Expanders

- Anatomical Tissue Expanders (breast)

- Gingival Expander

Expansor de Tecido
Expansor de Tejido
Tissue Expander
Expanseur de Tissu

SILIMED

EXPANSOR de Tecido

As indicações para expansor são múltiplas, desde as reconstruções mamárias até correção de sequelas de queimaduras, passando por cirurgia de calvície, tumores faciais e cicatrizes em geral.
É apresentado em dois tipos: Expansor Implantável, para expansão lenta, com diferentes válvulas; e Expansor Transoperatório, para expansão rápida, durante a cirurgia, com luer.
Fornecido estéril.
As REFERÊNCIAS dos expansores são formadas pelos códigos dos componentes desejados associando-se ao volume nominal. Ex.: Expansor retangular de 250ml com válvulas adulto, infantil e luer Ref.: 810-250-3 ou Expansor auricular 16ml com válvula infantil Ref.: 841-016-1.
Caso a peça tenha uso diferenciado, para o lado esquerdo e direito, ao final da referência, acrescenta-se as letras E (esquerdo) ou D (direito).
Ex.: Expansor auricular 40ml lado esquerdo com válvula infantil - Ref.: 841-40-1E.
★ Alguns expansores são fornecidos com duas ou mais válvulas. No entanto, lembramos que expansores são dispositivos de uso único, devendo ser descartados após o uso, assim como as válvulas não utilizadas.

EXPANSOR de Tejido

Las indicaciones para un expansor son múltiples, desde las reconstrucciones mamarias hasta la corrección de secuelas de quemaduras, pasando por cirugía de calvicie, tumores faciales y cicatrices en general.
Ofrecido en dos tipos: Expansor Implantable, para una expansión lenta con diferentes válvulas y Expansor Transoperatorio, para una expansión rápida durante la cirugía, con luer. Entregado estéril.
Las REFERENCIAS de los expansores están formadas por los códigos de los componentes deseados, asociándose al volumen nominal. Ej.: Expansor rectangular de 250ml con válvula adulto, infantil y luer - Ref.: 810-250-3 o Expansor auricular 16ml con válvulas infantil - Ref.: 841-016-1.
Caso la pieza se utilice en forma diferente para el lado izquierdo o el derecho, al final de la referencia acrecentar las letras E (izquierda) o D (derecha). Ej.: Expansor auricular 40ml lado izquierdo con válvula infantil - Ref.: 841-40E1.
★ Algunos expansores son entregados con dos o más válvulas. Sin embargo, debemos subrayar que los expansores son dispositivos de uso único, que deben ser desechados después de usarlos, juntamente con las válvulas que no han sido utilizadas.

Tissue EXPANDER

The indications for expanders are multiple - from mammary reconstructions to the correction of burn sequelae, baldness surgery, facial tumors, and scars in general.
Provided in two types: Implantable Expander for slow expansion with different valves and Intraoperative Expander for fast expansion during surgery with luer. Supplied sterile.
The REFERENCES of the expanders are formed by the association of the codes of the desired components with the nominal volume: Ex: 250ml rectangular expander with adult and child valve - Ref. 810-250-3 or auricular 16ml expander child valve - Ref. 841-016-1.
When the part has a specific differentiated use for the left and right side, at the end of the reference add the letters E (left) or D (right). Ex: 40ml auricular expander - left side/child valve - Ref. 841-40E1.
★ Some expanders are delivered with two or more valves. Notwithstanding the above, we must stress that expanders are single use devices that must be discarded after use, together with the valves that have not been used.

Expanseur de Tissu

Les indications pour expanseur sont multiples, depuis les reconstructions mammaires jusqu'à la correction de séquelles de brûlures, en passant par la chirurgie de la calvitie, des tumeurs faciales et des cicatrices en général.
Présenté en deux types: Expanseur Implantable pour expansion lente à plusieurs valves et Expanseur Transopératoire pour expansion rapide, durant la chirurgie, avec Luer. Fourni stérile.
Les RÉFÉRENCES des expanseurs sont désignées par les codes des composants souhaités associés au volume nominal. Ex.: Expanseur rectangulaire de 250ml avec valves adulte, infantile et Luer - Réf.: 810-250-3 ou Expanseur auriculaire 16ml avec valve infantile - Réf.: 841-016-1.
Si la pièce est destinée à un usage différencié, pour côté gauche ou côté droit, les lettres E (gauche) ou D (droit) seront ajoutées à la fin de la référence.
Ex.: Expanseur auriculaire 40ml côté gauche avec valve infantile - Réf.: 841-40E1.
★ Certains expanseurs sont fournis avec deux valves ou plus. Nous rappelons toutefois que les expanseurs sont des dispositifs à usage unique, jetables après usage, de même que les valves non utilisées.

Expansão Lente — Expansión Lenta — Slow Expansion — Expansion Lente

1
2
3

Expansão Lente	Expansión Lenta	Slow Expansion	Expansion Lente
1 EXPANSOR	1 EXPANSOR	1 EXPANDER EXPANSEUR	1 EXPANSEUR
2 TUBO	2 TUBO	2 TUBING	2 TUBE
3 BASE COM REFORÇO	3 BASE CON REFUERZO	3 REINFORCED BASE	3 BASE AVEC RENFORT

Transoperatório — Transopertorio — Intraoperative — Trans-opératoire

3
2
1

Transoperatório	Transopertorio	Intraoperative	Trans-opératoire
1 LUER COM VÁLVULA ANTIREFLUXO	1 LUER CON VÁLVULA ANTIREFLUJO	1 LUER WITH ANTIREFLUX VALVE	1 LUER AVEC VALVE ANTI-REFLUX
2 TUBO	2 TUBO	2 TUBING	2 TUBE
3 EXPANSOR	3 EXPANSOR	3 EXPANDER	3 EXPANSEUR

⚠ Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

Representante Local/Representante Local
Local Representative/Représentant local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FOL 007 A06

Os expansores para expansão lenta são apresentados com 5 possibilidades de válvulas.
Recomenda-se o uso de agulha bitola 21 gauge ou menor. A butterfly também é uma ajuda na expansão.

Los expansores para expansión lenta son ofrecidos con 5 posibilidades de válvulas.
Se recomienda el uso de aguja de diámetro 21 gauge o menor. La butterfly tambien puede ser de gran ajuda en la expansion.

The expanders for slow expansion are provided with 5 valves options.
We recommend the use of 21 gauge needle, or smaller. The butterfly can also be of great help in the expansion process.

Les expanseurs pour expansion lente sont présentés avec 5 possibilités de valves.
L'emploi d'une aiguille standard de 21 gauge ou moins est recommandé. Le butterfly est également utile dans l'expansion.

1), 2) Válvula Redonda Válvula Redonda Round Valve Valve Ronde

1) Redonda adulto - diâmetro da base 34mm
1) Redonda adulto - diámetro de la base 34mm
1) Round adult - base diameter 34mm
1) Ronde adulte – diamètre de la base 34mm

2) Redonda infantil - diâmetro da base 22mm
2) Redonda infantil - diámetro de la base 22mm
2) Round child - base diameter 22mm
2) Ronde infantile – diamètre de la base 22mm

Ambas contém um disco de aço inox rádiopaco e resistente, impedindo o transpasse da agulha que deverá ser introduzida perpendicular a válvula até sentir o fundo.

Ambas contienen un disco de acero radio-opaco y resistente, que impide el traspase de la aguja que debe introducirse perpendicularmente a la válvula, hasta sentir el fondo.

Both have a resistant, radiopaque stainless steel disk to prevent the needle from trespassing. The Needle must be introduced all the way to the bottom perpendicular to the valve.

Toutes deux contiennent un disque en acier inoxydable radiopaque et résistant, empêchant le passage de l'aiguille qui devra être introduite perpendiculairement à la valve jusqu'à entrer en contact avec le fond.

3) Válvula Cônica Válvula Cónica Cone Shaped Valve Valve Conique

3) Cônica - diâmetro do domo 11mm/diâmetro da base 22mm.
Contém uma cubeta de cerâmica impedindo o transpasse da agulha
3) Cónica - diámetro del domo 11mm / diámetro de la base 22mm.
Contiene una cubeta de cerámica que impide el traspase de la aguja.
3) Cone - dome diameter 11mm / base diameter 22mm.
Contains a ceramic cuvet to prevent the needle from trespassing
3) Conique – diamètre du dôme 11mm/diamètre de la base 22mm.
Contient une cuvette de céramique empêchant le passage au travers de l'aiguille.

Sequência de Montagem / Secuencia de Montaje / Assembly Sequence / Séquence de Montage

a

a-CORTAR O TUBO NO COMPRIMENTO NECESSÁRIO SEM ULTRAPASSAR A MARCA
a-CORTAR EL TUBO EN LA LONGITUD NECESARIA SIN SUPERAR LA MARCA
a-CUT THE TUBE TO THE REQUIRED LENGTH WITHOUT GOING PAST THE MARK
a-COUPER LE TUBE À LA LONGUEUR NÉCESSAIRE SANS DÉPASSER LA MARQUE

b

b-ACOPLAR O TUBO LIGADO AO EXPANSOR À PARTE LIVRE DA CONEXÃO, ATÉ ENCONTRAR O OUTRO TUBO.
b-ACOPLAR EL TUBO CONECTADO AL EXPANSOR A LA PARTE LIBRE DE LA CONEXION, HASTA QUE TOQUE EL OTRO TUBO.
b-FIT EXPANSOR TUBE INTO THE FREE END OF THE CONNECTING PIN UNTIL IT MEETS THE OTHER TUBE.
b-COUPLER LE TUBE RELIÉ À L'EXPANSEUR À LA PARTIE LIBRE DE LA CONNEXION JUSQU'À LA RENCONTRE AVEC L'AUTRE TUBE.

4) Válvula Magnética Incorporada para Expansão Lenta - REF XX9
Válvula Magnética Incorporada para Expansión Lenta - REF XX9
Incorporated Magnetic Valve for Slow Expansiòn - REF XX9
Valve Magnétique Incorporée pour Expansion Lente - REF XX9

a
b
c

d

a - SEPTO DE SILICONE
b - REFORÇO DA MEMBRANA PARA EVITAR DOBRAS
c - DISCO MAGNÉTICO COM ESTABILIZADOR
d - LOCALIZADOR MAGNÉTICO

a - SEPTO DE SILICONA
b - REFUERZO DE LA MEMBRANA PARA EVITAR PLIEGUES
c - DISCO MAGNÉTICO CON ESTABILIZADOR
d - LOCALIZADOR MAGNÉTICO

a - SHELL SILICONE SEPTUM
b - REINFORCEMENT TO PREVENT FOLDS
c - MAGNETIC DISK WITH STABILIZER
d - MAGNETIC FINDER

a - SEPTO DE SILICONE
b - RENFORCEMENT DE LA MEMBRANE POUR ÉVITER LES PLIS
c - DISQUE MAGNÉTIQUE À STABILISATEUR
d - LOCALISATEUR MAGNÉTIQUE

Localizando a válvula / Localizando la válvula / Locating the valve / Localiser la valve

e
f

e - MARCAÇÃO DO LUGAR EXATO DA INJEÇÃO
e - MARCANDO EL LUGAR EXACTO DE LA INYECCION
e - MARKING THE EXACT PLACE FOR THE INJECTION
e - MARQUAGE DU LIEU PRÉCIS DE L'INJECTION

f - INTRODUZIR A AGULHA, VERIFICANDO SE ELA TRANSPASSA BEM O SEPTO
f - INTRODUZCA LA AGUJA, Y VERIFICANDO SI TRASPASE BIEN EN EL SEPTO
f - IN INTRODUCING THE NEEDLE, MAKE SURE IT PASS THROUGH THE SEPTUM COMPLETELLY
f - INTRODUIRE L'AIGUILLE EN VÉRIFIANT QU'ELLE TRANSPEACE BIEN LE SEPTO

5) Luer Lock Luer Lock Luer Lock Luer Lock

Este luer acompanha os expansores transoperatórios e alguns expansores para expansão lenta como Válvula Externa.

Este luer acompaña a los expansores transoperatorios y algunos expansores para expansion lenta como Válvula Externa.

This luer accompanies intraoperative expanders and some expanders for slow expansion as an External Valve

Ce Luer accompagne les expanseurs transopératoires, ainsi que quelques expanseurs à expansion lente comme la Valve Externe.

. . . .

- ★ A agulha deverá ser introduzida cuidadosamente para não danificar sua ponta que poderá se transformar num gancho deixando assim um orifício no septo o que causará refluxo do líquido injetado.
- ★ La aguja debe tomarse sumo cuidado para no dañar su punta, ya que esto podría transformarla en un gancho que dejaría un orificio en el septo, provocando el reflujo del líquido inyectado.
- ★ Take care not to damage the tip of needle while introducing it, as this could turn it into a hook leaving an opening in the septum, thus resulting in the reflux of the injected liquid.
- ★ L'aiguille devra être introduite en prenant soin de ne pas en endommager la pointe qui pourrait se transformer en poinçon et produire un orifice dans le septo qui causerait le reflux du liquide injecté.

Gabaritos Plantillas Templates Calibres

Encontram-se disponíveis gabaritos com a forma da base dos expansores. Estes gabaritos destinam-se a ajudar o cirurgião a selecionar o expansor que melhor se adapte à cada caso.

Se encuentran disponibles plantillas cuya forma es igual a la base de los expansores. Estas plantillas sirven para ayudar al cirujano a escoger el expansor que mejor se adapte a su zona receptora.

There are different templates available with the base-format of the expanders. These templates are designed to assist the surgeon to select the expander that is the best adapted to each case.

Des calibres ayant la forme de la base des expanseurs sont disponibles. Ces calibres sont destinés à aider le chirurgien à sélectionner l'expanseur qui s'adapte le mieux à chaque cas.

ml	A	B	C	D		
	881				10	6,1	2,1	1,8		[illegible]	
	861				21	2,7	4,2			Egg Shaped	
					25	2,9	4,6				
*			[illegible]		30	5,1	2,5	2,5		[illegible]	
					50	3,8	3,8	3,8			
					100	6,0	4,6	5,3			
					105	8,7	4,1	3,3			
					160	11,0	5,1	3,8			
	810				200	6,0	5,8	7,0			
					205	9,5	5,5	4,0			
				819	250	9,6	5,9	5,0			
					320	14,1	6,2	4,7			
					400	13,6	5,5	5,6			
					500	15,8	6,9	5,1			
	20810		[illegible]	20819	600	18,0	5,0	7,0			
					640	18,0	8,0	5,0			
					700	28,0	5,0	5,0			
					720	15,2	7,3	6,3			
					800	18,5	8,7	5,7			
					1000	20,2	8,0	7,0			
*			[illegible]		50			3,6	6,2	Round	
	800				100			2,8	7,9		
					200			4,1	9,6		
					300			5,0	10,6		
				809	400			5,5	11,2		
					500			6,2	12,2		
					600			6,5	13,2		
					700			6,1	15,0		
	20800		[illegible]	20809	800			6,4	15,2		
					900			7,6	15,2		
					1000			8,4	15,3		
*	830				220	10,0	4,0	4,5		Longitudinally Curved	
					480	20,7	5,0	4,8			
	20830				520	16,0	5,0	4,8			
*			[illegible]		17	5,1	2,1	2,1		Crescent	
					25	6,0	2,7	2,6			
	820				50	4,8	3,5	3,3			
					100	8,1	4,3	3,5			
					150	8,7	4,6	4,1			
	20820		[illegible]	829	200	9,3	4,9	4,7			
					300	10,1	5,6	5,8			
				20829	400	11,4	6,2	6,5			
					700	13,4	7,8	8,8

ml	A (cm)	B (cm)	C (cm)	D (cm)		
					3				1,7	[illegible]	
					5				2,2		
					8				2,5		
					12				2,8		
					16				3,0		
					18				3,3		
					20				3,4		
					30				3,8		
					60				4,8		
					145	19,2	5,3	2,6		[illegible]	
					185	22,9	5,7	2,6			
	841				16	6,2	1,6	1,1		[illegible]	
					40 D/E	6,5	2,2	2,6			
					55 D/E	7,0	2,5	2,7			
	851				1	1,0	1,0	0,3		[illegible]	
					2	2,0	1,0	0,3			
					3	3,0	1,0	0,3			
					4	4,0	1,0	0,3			
					5	5,0	1,0	0,3			
730 20730				20739	220	15,0	10,5	5,6		[illegible]	
					470	15,5	11,6	5,8			
					600	16,3	12,3	6,5			
					850	17,6	14,1	6,7			
				20789	320	10,9	8,6	6,7		[illegible]	
					390	12,0	9,1	6,8			
					470	12,9	9,7	7,0			
					540	12,9	10,2	7,4			
					690	14,9	11,0	7,7			
					840	16,0	12,2	8,8			
20760				20769	200	10,2	9,2	4,0		[illegible]	
					300	12,0	11,0	4,3			
					400	13,3	12,3	4,5			
					500	14,2	13,3	4,7			
					600	15,1	14,0	5,0			
					700	15,8	14,9	5,6			
					800	16,5	15,3	6,0			
				20799	470	14,8	12,7	5,5		[illegible]	
					570	15,9	13,7	5,7			
					620	16,4	14,3	5,8			
					780	17,4	15,1	6,5			

Note 1: Dimensions and volumes with approximate values. / Dimensiones y volúmenes con valores aproximados.
Dimensions and volumes with approximate values. / Dimensions et volumes à valeurs approximatives.

Expansor Anatômico — Anatomical Expander
Expansor Anatómico — Expanseur Anatomique

Português

[illegible]

English

[illegible]

Español

[illegible]

Français

[illegible]

SILIMED

O expansor compõe-se de dois compartimentos individuais. O compartimento anterior (1) possui uma válvula incorporada centralizada (2). O compartimento posterior (3) tem formato oval, com uma válvula incorporada (4) no terço superior. As válvulas possuem um imã permanente para permitir a localização precisa após a implantação. O exterior do expansor é constituído de uma só membrana texturizada, dividida interiormente (5). Uma base reforçada (6) oferece estabilidade à estrutura do expansor, possui abas reforçadas (7) para fixação. O localizador magnético (8) consiste em uma estrutura de plástico na qual um pequeno imã, parecido com o de uma bússola, fica suspenso dentro de um mecanismo semelhante a uma junta cardan. Ele permite a localização exata da válvula.

As pressões exercidas pelas diversas áreas do tecido da mama tornam complicado alcançar uma ótima forma estética. Estudos científicos comprovaram que, comparado com expansores de outras formas, o expansor anatômico duplo compartimento oferece mínima deformidade do pólo superior e um ponto de projeção máxima no terço inferior. Fornecido estéril.

El expansor está formado por dos compartimientos individuales. El compartimiento anterior (1) que posee una válvula incorporada y centralizada (2). El compartimiento posterior (3) que tiene un formato oval y una válvula incorporada (4) en la parte del tercero superior. Las válvulas tienen un imán permanente, para permitir su ubicación correcta después de la implantación. El exterior del expansor está constituido por una única membrana texturizada, dividida en su interior (5). Una base reforzada (6) ofrece estabilidad a la estructura del expansor, y tiene alas reforzadas (7) para facilitar su fijación. El localizador magnético (8) consiste en una estructura de plástico en la cual hay un pequeño imán, que se asemeja a una brújula, que permanece suspendido dentro de un mecanismo similar a una junta cardan. Su función es permitir la exacta localización de la válvula.

Las presiones ejercidas por las distintas áreas del tejido de la mama, dificultan el logro de una forma estética perfecta. Los estudios científicos realizados comprobaron que, en comparación con los expansores con otras formas, el expansor anatómico doble compartimiento ofrece mínima deformación del polo superior, y un punto de proyección máxima en el tercero inferior. Entregado estéril.

2
4
1
3
5
6
7
A
B
C

The expander is comprised of two individual chambers. The anterior chamber (1) possesses a centralized built-in valve (2). The posterior chamber (3) has an oval format with a built-in valve (4) in the upper third. The valves are equipped with a permanent magnet to enable precise localization after implantation. The exterior of the expander is made of a single textured shell divided in the interior (5). A reinforced base (6) offers stability to the structure of the expander with reinforced flaps (7) for fixation. The magnetic finder (8) consists of a plastic structure in which a small magnet that looks like a compass hangs inside a mechanism similar to a Cardan joint. This enables the valve to be located with precision.

The pressures exerted by the different areas of the mammary tissue make it complicated to attain an optimal aesthetic shape. Scientific studies have proved that in comparison with expanders of other shapes, the double-chamber anatomical expander offers minimum deformity of the superior pole and a point of maximum projection in the inferior third. Supplied Sterile.

L'expanseur est composé de deux compartiments individuels. Le compartiment antérieur (1) possède une valve incorporée centralisée (2). Le compartiment postérieur (3) a un format ovale et une valve incorporée (4) dans son tiers supérieur. Les valves possèdent un aimant permanent permettant une localisation précise après implantation. La partie externe de l'expanseur est constituée d'une seule membrane texturisée, intérieurement divisée. (5). Une base renforcée (6) procure de la stabilité à l'expanseur et ses rebords renforcés (7) servent à la fixation. Le localisateur magnétique (8) consiste en une structure en plastique dans laquelle un petit aimant, comparable à celui d'une boussole, demeure suspendu à l'intérieur d'un mécanisme semblable à un joint de cardan. Il permet de localiser la valve avec exactitude.

Les pressions exercées par les diverses régions du tissu mammaire rendent difficile d'obtenir une forme esthétique idéale. Des études scientifiques ont pu confirmer qu'en comparaison avec des expanseurs d'autres formats, l'expanseur anatomique à double compartiment présente une déformation minimum du pôle supérieur et un point de projection maximum dans son tiers inférieur. Fourni stérile.

REF	VOL ml	A (cm)	B (cm)	C (cm)
20799-310A	310	12,9	10,9	5,1
20799-470A	470	14,8	12,7	5,5
20799-570A	570	15,9	13,7	5,7
20799-620A	620	16,4	14,2	5,8
20799-780A	780	17,4	15,1	6,5

Localizando a Válvula • Locating the Valve

a) Marcação do lugar exato de injeção.
b) Introduzir a agulha, verificando se ela ultrapassa bem o septo.

a) Marcado del lugar exacto de la inyección.
b) Introducir la aguja, verificando si ella traspasa bien el septo.

Localizando la Válvula • Pour localiser la valve

a) Marking the exact site of the injection.
b) Introduce the needle, making sure that it passes clear of the septum.

a) Marquer le lieu exact de l'injection.
b) Introduire l'aiguille en vérifiant qu'elle transperce bien le sept.

IMPORTANTE: (1) São indicados para reconstrução final os implantes mamários de forma anatômica: infláveis com superfície texturizada, ou cheios de gel de silicone, com superfície texturizada ou revestida de poliuretano.

IMPORTANTE: (1) Sont indiqués pour la reconstruction finale les implants mammaires de forme anatomique ... gonflables à surface texturisée ou remplis de gel de silicone, à surface texturisée ou revêtue de polyuréthane.

1

IMPORTANT: (1) Call implants have a "SMALL INSETION POUCH" made of silicone attached to one of the ends of the base to make insertion easier. To avoid damaging the implants, do not use any sharp instruments.

IMPORTANT: (1) Les implants de Mollet possèdent une "Pochette" de Silicone à l'une des extrémités de leur base, afin d'en faciliter l'introduction. Eviter d'utiliser des instruments pointus afin de ne pas risquer d'en provoquer la rupture.

Before using the product, the surgeon must read the instructions contained in the packaging.

Representante Local • Representante Local • Représentant Local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140
ISO 9001

Expansor de Gengiva
Expansor de Encía
Gingival Expander
SILIMED

Expansor de Gengiva

É indicado nos casos de reabsorção óssea, para criar o espaço necessário à colocação do enxerto, recuperando-se assim a massa óssea desejada. Constituído de uma membrana de elastômero de silicone macio, com micro válvula inclusa para injeções, com ou sem abas de fixação, e alça para retirada, segundo o tipo.
Esta micro válvula inclusa evita a tunelização para implantação do tubo, em caso de válvula remota, o que é um inconveniente para a técnica.
Apresenta-se em quatro tipos: 1 - ¼ de arcada reta; 2 - ¼ de arcada curva; 3 - Meia arcada; 4 - Arcada inteira.

■

Expansor de Encía

Indicado en los casos de reabsorción ósea, a fin de crear el espacio necesario para la colocación del injerto, recuperándose así la masa ósea deseada. Constituido de una membrana de elastómero de silicona blanda, con microválvula incluida para inyecciones, con o sin bandas de fijación y cinta de retirada, según el tipo.
Esta microválvula incluida evita la tunelización para la implantación del tubo, en el caso de tratarse de una válvula remota, lo que es un inconveniente para la técnica.
Se ofrece en cuatro tipos: 1 - ¼ de arcada recta; 2 - ¼ de arcada curva; 3 - Media arcada; 4 - Arcada entera.

■

Gingival Expander

Indicated in the cases of osseous re-absorption, in order to create the space needed for graft placement, therefore recovering the desired osseous mass. It consists of a smooth silicone elastomer shell with an integrated micro-valve for injections, with or without fixation brims and straps for removal, according to the model.
This included micro-valve avoids the need to make a tunnel to implant the tube which, in the case of a remote valve, is inconvenient for this technique.
Offered in 4 different types: 1 - ¼ straight arch; 2 - ¼ curved arch; 3 - Half arch; 4 - Whole arch.

I - Abas de Fixação / *Bandas de Fijación* / Fixation Patches
II - *Alça para Retirada / Cinta de Retirada / Straps for Removal*
III - Válvula / Válvula / Valve

I
4
III
A

REF	#	DMS A	cm B	D
776-105	1	2,5		0,8
776-106	2	2,6	2,6	0,8
776-212	3	5,1	2,6	0,8
776-424	4	6,5	4,3	0,8

A
II
III
1
I
2
III
3
II
I
III
III

COMO INFLAR O EXPANSOR DE GENGIVA COM VÁLVULA INCLUSA
COMO INFLAR EL EXPANSOR DE ENCÍA CON VALVULA INCLUSA
HOW TO INFLATE THE GINGIVAL EXPANDER WITH INTEGRATED VALVE

Representante local/ *Representante local*/Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8982

ISO 9001

Implante Suspensor Palpebral
Implante Suspensor Palpebral
Eyelid Suspensor Implant
SILIMED

Implante Suspensor Palpebral

Este implante, idealizado pelo Dr. Henri Friedhofer, é indicado nos casos de "Ptose Palpebral Severa" onde o músculo elevador da pálpebra tem uma função pobre (3 mm ou menos).
Confeccionado em elastômero de silicone suave, com reforço no trecho de fixação na pálpebra. Através de uma incisão ao nível do sulco palpebral de 1,5 cm o implante é fixado ao tarso com 3 a 5 pontos de mononylon 5-0 com agulha cilíndrica. Os cabos laterais são transpassados em direção ao músculo frontal de forma que se posicionem abaixo do músculo orbicular. A fixação ao músculo frontal é realizada por meio de dois pontos de M.Nylon 5-0. O medial em forma de polia. O lateral fixa os 2 cabos ao M.Frontal. Deixam-se 10mm de excesso que permitem eventuais ajustes tardios.
Fornecido estéril.

■

Implante Suspensor Palpebral

Este implante, idealizado el Dr. Henri Friedhofer, es indicado para los casos de "Ptose Palpebral Severa" donde el músculo elevador del párpado tiene una función pobre (3 mm o menos).
Confeccionado en elastómero de silicona suave, con refuerzo en el trecho de fijación en el párpado. A través de una incisión al nivel del surco palpebral de 1,5 cm el implante es fijado al tarso con 3 a 5 puntos de monolylon 5-0 con aguja cilíndrica. Los cables laterales son traspasados en dirección al músculo frontal de modo que se posicionen abajo del músculo orbicular. La fijación al músculo frontal es realizada por medio de dos puntos de M.Nylon 5-0. El mediano en forma de polea. El lateral fija los 2 cables al M.Frontal. Deben dejarse 10mm extras que permitirán realizar eventuales ajustes tardíos.
Entregado estéril.

■

Eyelid Suspensor Implant

This implant, designed by Dr. Henri Friedhofer, is used in cases of "Severe Eyelid Ptosis" when the eyelid elevator muscle works badly (3 mm or less).
Manufactured with soft silicone elastomer, reinforced in the part that is sutured to the eyelid. Through a 1,5 cm incision at the level of the eyelid fold, the implant is fixed to the tarsus with 3 to 5 suture loops of mononylon 5-0 with a round needle. The lateral poles are introduced in the direction of the frontalis muscle in order to position them under the orbicularis muscle.
Fixation on the frontalis muscle is done through two suture loops M.Nylon 5-0. The middle one has a pulley format. The lateral one fixes 2 cables to the M.Frontal some extra 10mm must be left to allow for further adjustments in the future.
Supplied sterile.

A
B
C

REF	A	B	C
		DMS mm	
60-013	13	3,5	70

Representante local/Representante local/Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 471-3111 - Fax (5521) 372-8062

ISO 9001

Implante de Orelha
Implante de Oreja
Ear Implant
SILIMED

Implante de Orelha

Destina-se a substituição da estrutura natural da orelha nas otoplastias reconstrutivas podendo ser recortado para uso parcial. Possui perfurações para fixação do tecido conjuntivo e apresenta superfície texturizada que além de ajudar na fixação, evita a contratura capsular e conseqüente deformação da orelha reconstruída.

Apresenta-se em duas peças destinadas aos lados direito e esquerdo.

Fornecido estéril.

■

Implante de Oreja

Se destina a la substitución de la estructura natural de la oreja en las otoplastias reconstructivas pudiendo recortarse para uso parcial. Cuenta con perforaciones para la fijación del tejido conjuntivo y presenta una superficie texturizada que, además de ayudar en la fijación, evita la contractura capsular y la consecuente deformación de la oreja reconstruida.

Es presentado en dos piezas, destinados a los lados derecho e izquierdo.

Entregado estéril.

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Ear Implant

Meant to replace the natural structure of the ear in reconstructive otoplasties, it may be trimmed for partial use. With perforations to secure the conjective tissue, it presentes a textured surface which helps fixation and also prevents capsular contracture and consequent deformation of the reconstructed ear.
It comes in two pieces designed to fit the right and left side.
Supplied sterile.

REF	DMS mm A	B	C
20080-053D	53	32	14
20080-053E	53	32	14

REF	DMS mm A	B	C
20081-052D	52	30,5	11
20081-052E	52	30,5	11

D = **direito** / *derecho* / *right*
E = **esquerdo** / *izquierdo* / *left*

Representante local / Representante local / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

FGL 050 030

Splint Nasal Medgel   Medgel Nasal Splint
Splint Nasal Medgel   Splint Nasal Medgel

Português

English

Español

Français

SILIMED

Destacamos entre as principais características do Splint Nasal Medgel, sua rapidez de aplicação; facilidade de adesência; capacidade de manter a mesma forma e compressão no decorrer do tempo e controle do edema pós-operatório imediato.
Apresentado em dois tamanhos, em embalagens unitárias (I) ou com 10 unidades (H).
Fornecido estéril.

Among the special characteristics of the Medgel Nasal Splint, particular mention should be made of its rapid application, its facility to adhere; its capacity to keep the same shape and compression over time, and its immediate control of post-operatory edema.
Presented in two sizes, in individual packaging (I) or with 10 units (H).
Supplied sterile.

Entre las principales características del Splint Nasal Medgel destacamos su rapidez de aplicación; facilidad de adherencia; capacidad de mantener la misma forma y comprensión en el transcurso del tiempo y control del edema post operatorio inmediato.
Se presenta en dos tamaños, en embalajes unitarios (I) o con 10 unidades (H).
Entregado estéril.

Soulignons parmi les principales caractéristiques du Splint Nasal Medgel, sa rapidité d'application, sa facilité d'adhérence, sa capacité à maintenir la même forme et la même compression au long du temps, ainsi que le contrôle de l'oedème post-opératoire immédiat.
Présenté en deux tailles, dans des emballages unitaires (I) ou de 10 unités (H).
Fourni stérile.

C
B
A

REF		A (cm)	B (cm)	C (cm)	
1022-038I1	1	7,7	3,8	3,7	1
1022-050I1	2	7,7	5,0	3,7	1
1022-038H10	1	7,7	3,8	3,7	10
1022-050H10	2	7,7	5,0	3,7	10

[illegible]
[illegible]

Representante Local - Local Representative - Representante Local - Représentant Local

Antes de usar o produto, o cirurgião deve ler as instruções de uso contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones de uso que constan en el embalaje.
Before using the product, the surgeon must read the instructions for use contained in the packaging.
Avant d'utiliser le produit, le chirurgien devra prendre connaissance des instructions d'utilisation contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140
ISO 9001
FOL 005 002

Modelador Nasal

Modelador Nasal

Nostril Retainer

SILIMED
SILIMED

Modelador Nasal

Este modelador, concebido pelo Dr. José Lauro da Fonseca, destina-se à profilaxia das estenoses e contraturas cicatriciais. É indicado para todas as faixas etárias e tipo de nariz (caucasiano, negróide, oriental). Possui formato anatômico e funcional. Pode ser seccionado ajustando seu comprimento, de acordo com a necessidade. Apresentado em duas opções, uma simples (1) e outra com tiras (2) de fixação laterais, utilizadas no primeiro período pós cirúrgico impedindo o deslocamento do produto, assim como um ponto branco de referência para seu posicionamento correto. Encontram-se também disponíveis conjuntos de medidores que ajudam o cirurgião a escolher o tamanho adequado. Fornecido estéril em embalagem individual.

INDICAÇÕES: Pós-rinoplastias estéticas e reparadoras, rinosseptoplastias, rinosseptoqueiloplastias e / ou rinoqueiloplastias primárias e secundárias (pacientes fissurados).

VANTAGENS: Manutenção do septo na posição vertical; Possibilita a respiração nasal em pós operatório imediato, não obstruindo o fluxo de ar; Uso indolor e atraumático; Fácil higienização e esterilização; Material de uso contínuo, para paciente único; Apaga a memória da cartilagem ectópica, com a manutenção dos resultados constantes.

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Modelador Nasal

Este modelador, concebido pelo Dr. José Lauro da Fonseca, destina-se a la profilaxis de las estenosis y contracturas cicatriciales. Este modelador es recomendado para todos grupos de edad y a cualquier tipo de nariz (caucasiano, negroide, oriental). Tiene un formato anatómico y funcional, puede seccionarse ajustando su largo de acuerdo a cada necesidad.

Ofrecido en dos opciones, una sencillas (1) y otra a que cuenta con tiras de fijación laterales, utilizadas en el primer periodo post quirúrgico, lo que impide el desplazamiento del producto, así como posee un punto blanco de referencia que garantiza su posicionamiento correcto. Se encuentran también disponibles conjuntos de probadores que ayudan al cirujano a escojer el mejor tamaño. Entregado estéril en embalaje individual.

INDICACIONES: Post rinoplastias estéticas y reparadoras, post rinoseptoplastias, rinoseptoqueiloplastias y/o rinoqueiloplastias primarias y secundarias (en pacientes fisurados).

VENTAJAS: Mantiene el septo en la posición vertical; Permite la respiración nasal durante el postoperatorio inmediato, sin obstruir el flujo de aire; Uso indoloro y atraumático; Fácil higienización y esterilización; Material de uso constante, para un único paciente; Apaga la memoria del cartílago ectópico, manteniendo constantes los resultados.

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Nostril Retainer

This retainer, was developed by Dr. José Lauro da Fonseca, designed to prophylaxis of stenosis and cicatricial contractures. It is recommended for all age groups, and types of noses (black, caucasian, oriental). It has a functional, anatomic format and can be sectioned by adjusting the length according to the requirement.

Provided in two versions, one simple (1) and another option with lateral fixation patches (2), which may be used during the first post-surgery phase to prevent the displacement of the product, as well as a white dot to indicate the correct positioning. There are sets of sizers available, which will assist the surgeon in choosing the proper size. Supplied sterile in individual package.

INDICATIONS: After aesthetic and reconstructive rhinoplasty; after rhinoseptoplasty; after rhinoseptocheiloplasty and/ or primary and secondary rhinocheiloplasty (cleft-lip nose patients).

ADVANTAGES: Maintains the septum in a vertical position; Allows for nasal breathing immediately after the operation, without blocking the flow of air; Painless and non-traumatic; Easy to clean and sterilize; material used continuously by one single patient; Erases the memory of ectopic cartilage and maintains constant results.

1

2

REF		#	DIMS		
				mm	
1	2		A	B	C
1170-018	1171-018	1	18	23	7,0
1170-019	1171-019	2	19	24	8,0
1170-020	1171-020	3	20	25	9,0
1170-021	1171-021	4	21	26	10,0
1170-022	1171-022	5	22	27	10,5
1170-023	1171-023	6	23	28	11,0
1170-024	1171-024	7	24	29	12,0
1170-025	1171-025	8	25	30	13,0
1170-026	1171-026	9	26	31	14,0
1170-027	1171-027	10	27	32	15,0
1170-028	1171-028	11	28	33	16,0
1170-029	1171-029	12	29	34	17,0
1170-030	1171-030	13	30	35	18,0

Representante local/ Representante local/Local Representative

SILIMED | SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-6952

ISO 9001

FOL 010 R03

Implantes Faciais
Implantes Faciales
Facial Implants

SILIMED

Implantes Faciais

Este grupo de implantes é indicado na cirurgia estética ou reconstrutora facial. Feitos em elastômero de silicone de grau médico, possuem uma série de características diferentes como forma, dureza, cor e superfície que são o resultado de anos de pesquisa junto à classe médica, de forma a atender adequadamente as exigências clínicas ou estéticas de cada caso.
Fornecidos estéreis.

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Implantes Faciales

Este grupo de implantes es indicado en la cirugía estética e reconstructora facial. Fabricados en elastómero de silicona de grado médico, tienen una serie de características distintas tales como su forma, dureza, color y superficie que son el resultado de años de investigación con la clase médica, con el objeto de atender adecuadamente las exigencias clínicas o estéticas de cada caso.
Entregados estériles.

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Facial Implants

This group of implants is indicated for facial aesthetic or reconstructive surgeries. Made from silicone elastomer, medical grade. They possess a series of different characteristics, such as shape, hardness, color and surface which are the result of years of research with the medical profession, in order to properly meet the clinical or aesthetic requirements of each case.
Supplied sterile.

I. **Implante de Mento Anatômico**
Implante de Mentón Anatomico
Anatomical Chin Implant

II. **Implante de Mento**
Implante de Mentón
Chin Implant

III. **Implante Malar**
Implante Malar
Malar Implant

IV. **Implante Malar Anatômico**
Implante Malar Anatomico
Anatomical Malar Implant

V. **Implante para Dorso Nasal**
Implante para el Dorso Nasal
Implant for Nasal Dorsum

VI. **Implante Nasal em "L"**
Implante Nasal en "L"
Nasal Implant in "L" Shape

VII. **Implante Zigomático**
Implante Zigomatico
Zygomatic Implant

I
II
III
VI
VII
V
IV

NOTA: As referências se encontram numeradas de acordo com a superfície: (1) LISA e (2) TEXTURIZADA.

NOTA: Las referencias están numeradas acuerdo a la superficie: (1) LISA y (2) TEXTURIZADA.

NOTE: The references are numbered in accordance with the surface: (1) SMOOTH and (2) TEXTURED.

Representante local / Representante local / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 471-2111 - Fax (5521) 372-8952

ISO 9001

I. Mento Anatômico

Mentón Anatomico

Anatomical Chin

Possui uma lingüeta reforçada para a sutura de fixação.

Posee una lengüeta con refuerzo, para la sutura de fijación.

It has reinforced patches for fixation stitches.

REF		#	DMS (cm)		
1	2		A	B	C
15-060	20015-060	1	6,1	1,4	0,6
15-065	20015-065	2	6,4	1,5	0,7
15-080	20015-080	3	7,9	1,5	0,8

#1 - PEQUENO / *PEQUEÑO* / SMALL
#2 - MÉDIO / *MEDIANO* / MEDIUM
#3 - GRANDE / *GRANDE* / LARGE

II. Mento

Mentón

Chin

Possui perfurações para fixação por tecido fibrótico.

Posee perforaciones que permiten su fijación por la penetración de fibrosis.

It has holes for tissue ingrowth fixation.

REF		#	DMS (cm)		
1	2		A	B	C
10-035	20010-035	1	3,5	1,6	0,7
10-045	20010-045	2	4,5	1,7	0,8
10-050	20010-050	3	4,8	1,7	0,8
10-055	20010-055	4	5,3	1,8	0,8
10-075	20010-075	5	7,5	1,9	0,8

#1 - PEQUENO / *PEQUEÑO* / SMALL
#2 - MÉDIO CURTO / *MEDIANO CORTO* / MEDIUM SMALL
#3 - MÉDIO LONGO / *MEDIANO LARGO* / MEDIUM LARGE
#4 - GRANDE / *GRANDE* / LARGE
#5 - RECORTÁVEL / *RECORTABLE* / TRIMMABLE

III. Malar

Malar

Malar

Com a face interna côncava e perfuração para fixação por tecido fibrótico.

Con la face interna cóncava posee perforaciones que permiten su fijación por la penetración de fibrosis.

It has internal concave face and holes for tissue ingrowth fixation.

REF		#	DMS (cm)		
1	2		A	B	C
20-025	20020-025	1	2,6	1,9	0,35
20-030	20020-030	2	3,1	2,3	0,41
20-032	20020-032	3	3,3	2,4	0,47

#1 - PEQUENO / *PEQUEÑO* / SMALL
#2 - MÉDIO / *MEDIANO* / MEDIUM
#3 - GRANDE / *GRANDE* / LARGE

IV. Malar Anatômico

Malar Anatomico

Anatomical Malar

Possui extensão lateral e perfurações que permitem sua fixação por tecido fibrótico.

Posee extensión lateral y perforaciones que permiten su fijación por la penetración de fibrosis.

It has lateral extension, and holes for tissue ingrowth fixation.

REF		#	DMS (cm)		
1	2		A	B	C
25-400/E	20025-400/E	1	4,0	2,3	0,40
25-450/E	20025-450/E	2	4,4	2,6	0,45
25-500/E	20025-500/E	3	5,1	2,9	0,45

#1 - PEQUENO / *PEQUEÑO* / SMALL
#2 - MÉDIO / *MEDIANO* / MEDIUM
#3 - GRANDE / *GRANDE* / LARGE

D = direito / *derecho* / right
E = esquerdo / *izquierdo* / left

V. Dorso Nasal
Dorso Nasal
Nasal Dorsum

Em forma de lingüeta com as pontas arredondadas e face interna côncava.
En forma de lengüeta, con las puntas redondeadas y una face interna cóncava.
Rectangular plate format having rounded edges and a concave internal face.

B
A

REF		#	DMS (cm)	
1	2		A	B
50-040	20050-040	1	4,0	0,8
50-055	20050-055	2	5,6	0,9

#1 - PEQUENO / *PEQUEÑO* / SMALL
#2 - GRANDE / *GRANDE* / LARGE

VI. Nasal em "L"
Nasal en "L"
Nasal in "L"

Para narizes orientais e negróides - Apresenta duas consistências de silicone diferentes, sendo mais rígido no dorso. É rádio opaco e recortável, segundo a necessidade.
Para narices orientales y negroides - Posee dos consistencias diferentes de silicona, siendo más rígida el dorso. Es radio opaco y puede recortarse si necesario.
For oriental and negroid noses - It has two different silicone hardnesses, being more rigid in the dorsum. It is radiopaque and may be trimmed as needed.

A
B
C

REF		Shore A	DMS (cm)		
1	2		A	B	C
70-060	20070-060	20 50	2,0	4,0	3,7

A
B
C

REF		Cor	Shore A	DMS (cm)		
1	2			A	B	C
71-060	20071-060	BRANCO *BLANCO* WHITE	30 50	1,9	4,1	2,8
73-060	20073-060	ROSA *ROSA* PINK	30 50	1,9	4,1	2,8

A
B
C

REF		Cor	Shore A	DMS (cm)		
1	2			A	B	C
72-060	20072-060	BRANCO *BLANCO* WHITE	10 50	1,8	4,0	2,9
74-060	20074-060	ROSA *ROSA* PINK	10 50	1,8	4,0	2,9

VII. Zigomático
Zigomático
Zygomatic

Com bordas recortáveis, possui perfurações que permitem sua fixação por tecido fibrótico.
Con bordes recortables, presenta perforaciones que permiten así su fijación por la penetración de fibrosis.
It has carvable edges, and holes for tissue ingrowth fixation.

B
A

REF		Espessura (mm)	DMS (cm)	
1	2		A	B
30-040D	30030-040D	4,8	3,8	3,1
30-040E	30030-040E	4,8	3,8	3,1

= Espessura Máxima / *Espesor Máximo* / Maximum Thickness

D = direito / *derecho* / right
E = esquerdo / *izquierdo* / left

Implante Interfalangiano / Espaçador de Tendão

Implante Interfalangiano / Espaciador de Tendon

Phalangeal Joint Implant / Tendon Spacer

SILIMED

Implante Interfalangiano

Implante Interfalangiano

Phalangeal Joint Implant

Implante flexível monobloco, destinado a restaurar a articulação do dedo. Fornecido estéril, em embalagem individual.

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Implante flexible, monobloque, destinado a restaurar la articulación del dedo. Entregado estéril, en embalaje individual.

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Flexible monoblock implant, to restore the finger articulation. Supplied sterile in individual package.

1)

REF	#	DMS mm A	B	C	D
2001-00	00	7,8	25,5	3,4	2,8
2001-0	0	9,5	29,5	4,3	3,3
2001-1	1	11,5	32,1	5,5	4,8
2001-2	2	11,8	36,8	5,9	5,2
2001-3	3	12,8	47,6	6,6	5,4
2001-4	4	13,8	49,6	6,9	5,9
2001-5	5	14,7	54,1	8,2	6,3
2001-6	6	15,1	61,3	8,4	6,4
2001-7	7	15,9	67,4	9,7	6,6

Espaçador de Tendão

Espaciador del Tendon

Tendon Spacer

Trata-se de um conformador passivo, de utilização temporária, destinado à reconstituição da bainha do tendão em casos de aderência, cicatrizes tendinosas e ausência de bainha ou ruture do tendão. Fornecido estéril, em embalagem individual.

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Se trata de un conformador pasivo, de utilización temporaria, destinado a la reconstitución de la vaina del tendón, en casos de adherencias, cicatrices tendinosas y ausencia de vaina o ruptura del tendón. Entregado estéril, en embalaje individual.

■

A temporary stent designed for tendon sheath reconstruction in cases of adhesions, scarred tendons, lack of tendon sheath and ruptured tendons. Supplied sterile in individual packages.

2)

REF	#	DMS mm A	B	C
2051-3	3	3	1,5	240
2051-4	4	4	2,0	240
2051-5	5	5	2,5	240
2051-6	6	6	3,0	240

Espaçador de Tendão (ROD)

Espaciador del Tendon (ROD)

Tendon Spacer (ROD)

Bastão ou ROD de elastômero de silicone, de alta resistência, radio-opaco e de forma cilíndrica, destinado à cirurgia de reconstrução da bainha do tendão. Fornecido estéril, em embalagem individual.

■

Bastón o ROD de elastómero de silicona, de alta resistencia radio-opaco y de forma cilíndrica, destinado a la cirugía de reconstrucción de la vaina del tendón. Entregado estéril, en embalaje individual.

■

A translucent, high resistant silicone elastomer ROD, designed for reconstructive surgery of the tendon sheath. Supplied sterile in individual packages.

3)

REF	#	DMS mm A	B
2052-2	2	2	300
2052-3	3	3	300
2052-4	4	4	300
2052-5	5	5	300
2052-6	6	6	300
2052-7	7	7	300

Representante local / Representante local / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 471-2111 - Fax (5521) 372-8952

ISO 9001

Implante para 1º Espaço Intermetacarpeano
Implante para 1º Espacio Intermetacarpiano
Implant for the First Intermetacarpal Space

SILIMED

Implante para 1º Espaço Intermetacarpeano

Este implante, idealizado pelo Dr. Adenauer Góes, é constituído de um envelope cheio de gel, ambos de silicone de grau médico, em que as características de elasticidade e maciez assemelham-se fortemente ao volume a ser preenchido. Possui alça de silicone reforçado que serve de guia de introdução. Seu formato, perfeitamente adequado à anatomia da região, produz excelente recuperação estética, sem diminuição funcional e imperceptível ao contacto. Indicado em todas as atrofias ou ausências musculares, do espaço compreendido entre o 1º e 2º metacárpico, sejam quais forem as patologias responsáveis, incluindo-se as causas traumáticas, com ou sem lesão neurológica.
Fornecido estéril, em embalagem individual.

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Implante para 1º Espacio Intermetacarpiano

Este implante, idealizado por el Dr. Adenauer Goes, está constituido por una envoltura llena de gel, ambos de silicona grado médica, en el que las características de elasticidad y suavidad se asemejan grandemente al volumen a ser llenado. Posee un asa de silicona reforzada que sirve de guía de introducción. Su formato, perfectamente adecuado a la anatomía de la región, produce excelente recuperación estética, sin disminución funcional e imperceptible al contacto. Indicado en todas las atrofias o ausencias musculares, del espacio comprendido entre el 1º y 2º metacarpo, sean cuales fueren las patologías responsables, incluyéndose las causa traumáticas, con o sin lesión neurológica.
Entregado estéril, en embalaje individual.

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Implant for the First Intermetacarpal Space

Conceived by Dr. Adenauer Goes, this implant is a gel-filled envelope, both of medical-grade silicone, which has a softness similar to the volume to be filled. It has a reinforced silicone loop, which serves as a guide for introduction. Perfectly designed for this anatomical area, it achieves excellent aesthetic recovery without functional diminishment and is imperceptible at contact. It is indicated in all muscular atrophies or absences of the space between the first and second metacarpic, whatever the responsible pathologies, including traumatic causes, with or without neurological lesion.
Supplied sterile in individual package.

Superfície Texturizada / *Superficie Texturizada* / Textured Surface

REF	VOL cc	DMS cm A	B	C
20120-005	5	1,7	1,9	2,6
20120-007	7	2,0	2,0	2,9
20120-009	9	2,3	2,1	3,3
20120-011	11	2,5	2,3	3,6
20120-013	13	2,7	2,4	3,8

Representante local/*Representante local*/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED
SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952
ISO 9001

FUL 045 R00

Urology Products:

-Inflatable Periurethral Constrictor

-Vesical Conformer

-Tube for Hypospadius

-Testicular Implant

-- Silicone Gel

-- Silicone Gel Smoot Surface

-Malleable Penile Implant

-Adjustable Penile Implant

-Vaginal Stent

Constritor Periuretral Inflável

Constrictor Periuretral Inflable

Inflatable Periurethral Constrictor

Constricteur Périurétral Gonflable

Costrittore Periuretrale Gonfiabile

— [illegible]

— [illegible]

— The Silimed Inflatable Periurethral Constrictor, devised by Dr. Salvador Vilar, is intended for treatment of patients of any age [illegible] urinary incontinence [illegible]

— [illegible]

— [illegible]

SILIMED

Constritor Periuretral Inflável

O dispositivo, confeccionado em silicone de grau médico, é formado por duas partes: corpo constritor e válvula com tubo (Fig 1). O corpo, em forma de anel aberto, é constituído por três componentes básicos: face interna, em espuma de poliuretano (1), membrana e face externa, reforçada com tecido de poliéster (2). A face externa contém dois pares de botões (3) e uma lingüeta perfurada (3) que permite o ajuste e fechamento ao redor do colo vesical (Fig 2) ou da uretra bulbar (Fig 3). Um conector plástico (4) permite o ajuste das distâncias entre o corpo e a válvula (5) através de cortes nos tubos de interligação.
O septo de silicone da válvula foi previsto para a utilização com agulha HUBER (Fig 4), *calibre 25G, do tipo reta ou curva a 90°, para aplicações contínuas. Fornecido estéril.

Constrictor Periuretral Inflable

El dispositivo, fabricado en silicona de grado médico, está formado por dos partes: cuerpo constrictor y válvula con tubo (Fig 1). El cuerpo, en forma de anillo abierto, está constituido de tres componentes básicos: faz interna en espuma de poliuretano (1), membrana y faz externa reforzada con tejido de poliéster (2). La faz externa contiene dos pares de botones (3) y una lengüeta perforada (3) que permite el ajuste y cierre del dispositivo alrededor del cuello vesical (Fig 2) o de la uretra bulbar (Fig 3). Un conectador plástico (4) permite el ajuste de las distancias entre el cuerpo y la válvula (5) a través de cortes en los tubos de interconexión.
El septo de silicona de la válvula fue proyectado para usarse con una aguja HUBER (Fig 4), *calibre 25G, del tipo recto o curvo a 90°, para aplicaciones continuadas. Entregado estéril.

Inflatable Periurethral Constrictor

The device, made of medical-grade silicone, is comprised of two parts: constrictor body and valve with tube (Fig 1). The body, in the shape of an open ring, consists of three basic components: a polyurethane foam internal face (1), envelope and external face, reinforced by polyester tissue (2). The external face contains two pairs of buttons (3) and a perforated tongue (3) to allow adjusting and closing the device around the vesical collum (Fig 2) or the bulbar urethra (Fig 3). A plastic connector (4) allows adjustment of the distances between the body and the valve (5) through cuts in the interconnecting tubes.
The silicone septum of the valve was designed to be used with a HUBER needle (Fig 4), *caliber 25G, of the straight or 90°, curved model, for continuous applications. Supplied sterile.

Constricteur Periurétral Gonflable

Le dispositif, confectionné en silicone de grade médical, est formé de deux parties: corps constricteur et valve à tube (Fig 1). Le corps, en forme d'anneau ouvert, est constitué de trois composants de base: la face interne, en mousse de polyuréthane (1), la membrane et la face externe, renforcée en tissu de polyester (2). La face externe contient deux paires de boutons (3) et une languette perforée (3) permettant l'ajustement et la fermeture du dispositif autour du col vésical (Fig 2) ou de l'urètre bulbaire (Fig 3). Un connecteur plastique (4) permet d'ajuster les distances entre le corps et la valve (5) au moyen de coupes pratiquées dans les tubes d'interliaison.
Le sept de silicone de la valve a été prévu pour être utilisé avec une aiguille HUBER (Fig 4), *calibre 25G, du type droit ou recourbé à 90°, pour des applications continues. Fourni stérile.

Costrittore Periuretrale Gonfiabile

Il dispositivo, fabbricato in silicone per uso medico, è composto da due parti: un corpo costrittore e una valvola munita di tubo (Fig 1). Il corpo, a forma di anello aperto, è composto da tre componenti basici: faccia interna, in schiuma di poliuretano (1), membrana e faccia esterna, rinforzata con un tessuto di poliestere (2). La faccia esterna contiene due paia di bottoni (3) e una linguetta perforata (3) che ne permette la regolazione e la chiusura intorno al collo vescicale (Fig 2) e all'uretra bulbare (Fig 3). Un connettore plastico (4) permette la regolazione della distanza tra il corpo e la valvola (5) tramite delle incisioni nei tubi di interconnessione.
Per il setto di silicone della valvola è prevista l'uso con ago di Huber (Fig 4), *calibro 25G, del tipo diritto o curvo a 90°, per applicazioni continue. Fornito sterile.

Fig 1

Fig 2

Fig 3

Fig 4

O Constritor Periuretral é apresentado com 2 possibilidades de abotoamento, conforme apresentado abaixo/El Constrictor Periuretral se presenta con 2 opciones de abotonadura, según ilustrado abajo/ The Periurethral Constrictor is presented with two possible methods of buttoning, as shown below/ Le Constricteur Périurétral est présenté avec 2 possibilités de boutonnement, ainsi qu'il est figuré ci-dessous/ Il Costrittore Periuretrale è presentato con due possibilità di abbottonatura, come dimostrato in seguito:

REF	#	ml	mm
3310-015-1	1	2,5	55
3310-015-2	2	4,0	65
3310-015-3	3	4,5	75

Nota: Dimensões e volumes com valores aproximados/Nota: Dimensiones y volúmenes con valores aproximados/Note: Dimensions and volumes with approximate values/Note: Dimensions et volumes à valeurs approximatives/Nota: dimensioni e volumi con valori approssimativi.

Representante local/Representante local/ Local Representative/ Représentant local/ Rappresentante Locale

⚠ Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product, the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.
Prima di usare il prodotto, il chirurgo è pregato di leggere le istruzioni di uso indicate sull'imballaggio.

SILIMED
SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FBI 015 R03

Modelador Vesical
Modelador Vesical
Vesical Conformer
SILIMED

Modelador Vesical

Idealizado pelo Dr. Salvador Villar, é indicado na reconstrução da bexiga, para que durante o processo de cicatrização, a nova bexiga mantenha sua forma. Constituído de (1) um "balão" de elastômero de silicone de grau médico, (2) tubo de silicone, (3) luer com tampa por onde será introduzido o produto de enchimento (soro fisiológico estéril).
Uma vez o tempo de uso completo, é retirado. Contém (4) um outro tubo de maior calibre que mantem dilatado o orifício pelo qual é retirado o modelador. Para isso o modelador deve ser esvaziado com uma seringa.
Apresentado em dois tamanhos.
Fornecido estéril.

■

Modelador Vesical

Idealizado por el Dr. Salvador Villar, se recomienda para la reconstrucción de la vejiga asegurando que, durante el proceso de cicatrización, la nuevo vejiga mantenga su forma. Constituido por (1) "globo" de elastómero de silicona de grado médico, (2) tubo de silicona, (3) un luer con tapa por donde se introducirá el producto de llenado (suero fisiológico estéril).
Terminado su tiempo de uso es retirado. Contiene (4) un tubo de mayor calibre que mantiene dilatado el orificio por el cual se retira el modelador. Debiendo vaciarse para esto el modelador con una jeringa.
Presentado en dos tamaños.
Entregado estéril.

■

Vesical Conformer

Conceived by Dr. Salvador Villar, the vesical conformer is indicated for bladder reconstruction to ensure that the new bladder keeps its shape during the cicatrization process. It is made of (1) a medical-grade silicone elastomer "bubble" (2) a silicone tube and a (3) luer with a lid through which the filling product (sterile saline solution) is introduced. It is removed after use. It passes through a (4) tube of larger caliber which keeps dilated the orifice from which the conformer is removed. The conformer should thus be emptied with a syringe.
Provided in two sizes.
Supplied sterile.

A
B
C1
C2

1
2
4
2
3

REF	VOL ml	DMS Ø cm
3300-100	100	5,7
3300-270	270	8,0

O tubo e os ureteres saem pela pele por contra-incisão.
El tubo y los uréteres salen de la piel vía contra-incisión.
The tube and ureters are removed from the skin by means of counter-incision.

A - Modelador Vesical Implantado
Modelador Vesical Implantado
Vesical Conformer Implanted

B - Tubo do Modelador
Tubo del Modelador
Conformer Tube

C_1 - Ureter direito
Ureter derecho
Right ureter

C_2 - Ureter esquerdo
Ureter izquierdo
Left ureter

Representante local/*Representante local*/Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 471-2111 - Fax (5521) 372-8952

Tubo para Hipospádia
Tubo para Hipospadia
Tube for Hypospadias
Tube pour Hypospadias

SILIMED

Tubo para HIPOSPÁDIA

O Tubo para Hipospádia é um cateter de elastômero de silicone transparente, química e mecanicamente resistente, indicado na utilização em cirurgias para correção de Hipospádia, visando proporcionar a normalidade estética e funcional do pênis e da uretra. Pode ser posicionado da bexiga ao pênis (1,2) ou somente na ponta do pênis (3). Dependendo da técnica cirúrgica utilizada pelo médico, o comprimento do tubo pode ser ajustado cortando-o.
O Tubo para Hipospádia é um produto indicado para tratamento com duração aproximada de 15 dias.
É fornecido estéril.

■

Tubo para HIPOSPADIA

El Tubo para Hipospadia es un catéter de elastómero de silicona transparente, química y mecánicamente resistente, recomendado para uso en cirugías correctivas de Hipospadia, con miras a proporcionar una normalidad estética y funcional al pene y a la uretra. Puede posicionarse de la vejiga al pene (1,2) o únicamente en la punta del pene (3). Dependiendo de la técnica quirúrgica usada por el médico, la longitud del tubo puede ajustarse, cortándolo.
El Tubo para Hipospadia es un producto indicado para tratamiento de aproximadamente quince días de duración.
Entregado estéril.

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Tube for HYPOSPADIAS

The Tube for Hypospadias is a chemically and mechanically resistant, transparent silicone elastomer catheter, indicated for use in surgeries for correction of Hypospadias, with the purpose to make the penis and urethra aesthetically and functionally normal. It can be placed from the bladder to the penis (1,2), or only at the tip of the penis (3). Depending on the surgical technique used by the physician, the length of the tube can be cut to be adjusted.
The Tube for Hypospadias is a product indicated for treatment of approximately fifteen days.
Supplied sterile.

■

Tube Pour HYPOSPADIAS

Le Tube pour Hypospadias est un Cathéter d'élastomère de silicone transparent, chimiquement et mécaniquement résistant, indiqué en chirurgie de la correction d'Hypospadias et visant à rétablir la normalité esthétique et fonctionnelle du pénis et de l'urètre. Il peut être placé de la vessie au pénis (1,2) ou uniquement à la pointe du pénis (3). Selon la technique chirurgicale utilisée par le médecin, le tube peut être coupé pour en ajuster la longueur.
Le Tube pour Hypospadias est un produit indiqué pour un traitement approximatif de quinze jours.
Fourni stérile.

1
2
3

A

REF	Ø(D.) French	Ø(D.) mm	L mm	
3600-006H3	6	2,0	450	3
3600-008H3	8	2,7	450	3
3600-010H3	10	3,3	450	3
3600-012H3	12	4,0	450	3
3600-014H3	14	4,7	450	3
3600-016H3	16	5,3	450	3

Nota: Dimensões com valores aproximados.
Nota: Dimensiones con valores aproximados.
Note: Dimensions with approximate values.
Note : Dimensions à valeurs approximatives.

⚠ Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las Instrucciones que constan en el embalaje.
Before using the product, the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

Representante Local
Representante local
Local Representative
Représentant local

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001 CE

Implante Testicular
Implante Testicular
Testicular Implant
Implant Testiculaire

SILIMED 010
8228009

SILIMED

Implante Testicular

A SILIMED apresenta sua linha de Implante testicular que destaca-se no mercado mundial, principalmente por possuir a forma que melhor reproduz a anatomia da região de implantação. É constituído de uma membrana de elastômero de silicone LOW BLEED, cheio com gel de silicone Biodesing de alta coesividade, e possui pastilha para fixação podendo também ser usado na técnica sem fixação. Este implante é indicado para aplicação nos casos de má formação congênita, traumatismos, afecções e agenesia dos testículos.
Fornecidos estéreis.

■

Implante Testicular

SILIMED presenta su línea de implante testicular, renombrado en el mercado mundial, principalmente por poseer la forma que reproduce mejor la anatomía de la región de implantación. El implante está constituido por una membrana de elastómero de silicona LOW BLEED, lleno con gel de silicona Biodesign de alta cohesividad, que cuenta con una pastilla de fijación, aunque también puede utilizarse en la técnica que no necesita fijación. Este implante se recomienda para uso en los casos de mala formación congénita, traumatismo, afecciones y agenesia de los testículos.
Entregado estéril.

■

Testicular Implant

SILIMED presents its line of testicular implants which stands out in the world market mainly by possessing the shape which better reproduces the anatomy of the implantation region. It is made of a LOW BLEED silicone elastomer envelope, filled with Biodesign silicone gel of high cohesivity and possesses a pastille for fixation. It can also be used on the technique without the fixation. This implant is indicated to be applied in cases of poor congenital formation, traumatisms, affections and agenesis of the testicles.
Supplied Sterile.

■

Implant Testiculaire

SILIMED présente sa ligne d'Implant testiculaire qui se distingue principalement sur le marché mondial du fait de mieux reproduire l'anatomie de la région d'implantation. Il est constitué d'une membrane d'élastomère de silicone LOW BLEED, rempli de gel de silicone Biodesign de haute cohésivité et possède une pastille de fixation, tout en pouvant être utilisé dans la technique sans fixation. Cet implant est indiqué dans les cas de malformation congénitale, traumatismes, affections et agénésie des testicules.
Fourni stérile.

Gel de Silicone / Gel de Silicona / Silicone Gel / Gel de Silicone

REF		Vol. cm³	A (cm)	B (cm)
3230-003	0	3	1,6	2,1
3230-005	1	5	1,8	2,5
3230-010	2	12	2,6	3,4
3230-020	3	21	3,1	4,4
3230-030	4	27	3,3	4,8
3230-040	5	38	3,9	5,0

Nota: Dimensões e volumes com valores aproximados.
Nota: Dimensiones y volúmenes con valores aproximados.
Note: Dimensions and volumes with approximate values.
Note: Dimensions et volumes à valeurs approximatives.

Representante Local/Representante Local/ Local Representative/Représentant local

⚠ Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product, the surgeon must read the instructions contained in the packaging.
Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FOL 002 R03

Implante Testicular

Implante Testicular

Testicular Implant

Implant Testiculaire

Português

[illegible] desenvolvido pela SILIMED [illegible] mercado mundial, principalmente, por [illegible] reproduz a anatomia natural.

English

The Testicular Implant developed by SILIMED is an outstanding product in the world market mainly by possessing the shape which best reproduces the natural anatomy.

Español

El Implante Testicular desarrollado por SILIMED se destaca en el mercado mundial, principalmente por poseer la forma [illegible] reproduce la anatomía natural.

Français

L'implant Testiculaire mis au point par SILIMED se distingue sur le marché mondial par fait de mieux reproduire l'anatomie naturelle.

SILIMED

IMPLANTE TESTICULAR – ELASTÔMERO DE SILICONE – SUPERFÍCIE LISA

É constituído por uma membrana de elastômero de silicone LOW BLEED de superfície lisa, cheia com elastômero de silicone Biodesign de alta coesividade e com pastilha reforçada para fixação, podendo ser usado em técnicas com ou sem fixação.

Este implante é indicado para aplicação nos casos de má formação congênita, traumatismos e afecções dos testículos.

Fornecidos estéreis.

TESTICULAR IMPLANT – SILICONE ELASTOMER – SMOOTH SURFACE

It is made of a LOW BLEED envelope with a smooth surface and filled with Biodesign silicone elastomer of high cohesivity and with a pastille reinforced for fixation. It can be used on the technique with or without fixation.

This implant is indicated to be applied in cases of poor congenital formation, traumatisms and affections of the testicles.

Supplied Sterile.

IMPLANTE TESTICULAR – ELASTÓMERO DE SILICONA – SUPERFICIE LISA

El implante está constituido por una membrana de elastómero de silicona LOW BLEED, superficie lisa, llena con elastómero de silicona Biodesign de alta cohesividad y con una pastilla reforzada para fijación, aunque puede utilizarse en técnicas con o sin fijación.

Este implante se recomienda para uso en los casos de mala formación congénita, traumatismo y afecciones de los testículos.

Entregado estéril.

IMPLANT TESTICULAIRE – ÉLASTOMÈRE DE SILICONE – SURFACE LISSE

Il est constitué d'une membrane d'élastomère de silicone LOW BLEED à surface lisse, remplie d'élastomère de silicone Biodesign de haute cohésivité, à pastille renforcée pour fixation, tout en pouvant être utilisé dans la technique avec ou sans fixation.

Cet implant est indiqué dans les cas de malformation congénitale, traumatismes et affections des testicules.

Fourni stérile.

1- Com Pastilha reforçada para fixação:

1- With Pastille reinforced for fixation:

1- Con Pastilla reforzada para fijación:

1- A Pastille renforcée pour fixation:

B
A

REF	#	VOL. cm³	A cm	B cm
3232-022	0	3.5	1.6	2.2
3232-025	1	5.0	1.8	2.5
3232-030	2	12.7	2.5	3.4
3232-040	3	22.6	3.0	4.0
3232-045	4	28.6	3.2	4.7
3232-050	5	45.8	4.0	5.0

- Tamanho   # - Size
- Tamaño   # - Taille

Nota: Dimensões e volumes com valores aproximados.

Note: Dimensions and volumes with approximate values.

Nota: Dimensiones y volúmenes con valores aproximados.

Note: Dimensions et volumes à valeurs approximatives.

Representante Local - Local Representative - Representante Local - Représentant Local

⚠

Antes de usar o produto o cirurgião deve ler as instruções de uso contidas na embalagem.

Before using the product the surgeon shall read the instructions for use contained in the packaging.

Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones de uso que constan en el embalaje.

Avant d'utiliser le produit, le chirurgien devra prendre connaissance des instructions d'utilisation contenues dans l'emballage.

SILIMED
SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3687-7140

ISO 9001

FOL.073 R00

Implante Peniano Maleável
Implante Peneano Maleable
Malleable Penile Implant

SILIMED

Implante PENIANO

Este implante é composto de: (1) extremidade proximal, (2) corpo principal e (3) extremidade distal: todos confeccionados em elastômero de silicone de media dureza. O corpo possui (4) alma de prata torcida que orientará as posições micção ou ereção. Seu superfície irregular permite melhor interface com os tecidos circunvizinhos. Testado para resistir a 3500 flexões, o que assegura vida útil média de 20 anos com uma base de 3 relações sexuais por semana. Fornecido estéril.

Avaliação Pré-operatória do tamanho do implante - Com o paciente em pé segura-se o pênis pela ponta ligeiramente esticado. Tira-se a medida do meio da glande até a base do pênis com uma régua, soma-se esta medida à do corpo cavernoso da região púbica que é sempre de + 7 cm. O resultado será o provável comprimento do implante a ser usado, que será pedido acompanhado de um acima e um abaixo.

■

Implante PENEANO

Este implante es formado de: (1) una extremidad proximal, (2) el cuerpo principal, (3) las extremidades distales, todas confeccionadas en elastómero de silicona de media dureza. El cuerpo tiene (4) alma de plata torcida que orientarán las posiciones de micción o erección. Su superficie irregular permite establecer una mejor interface con los tejidos circundantes. Expuesto a ensayos para determinar su resistencia a 3500 flexiones, lo que asegura que su vida útil media llega a 20 años con base de 3 relaciones sexuales por semana. Entregado estéril.

Evaluacion Prequirurgica del tamaño del implante - Con el paciente en pie, se agarra el pene por la punta levemente estirado. Se saca la medida del medio de la glándula hasta la base del pene con una regla, sumándose esta medida a la del cuerpo cavernoso de la región púbica, que siempre tiene + 7 cm. El resultado obtenido indicará el probable largo del implante que debe utilizarse, que será pedido acompañado de un tamaño inferior y superior.

■

PENILE Implant

This implant is composed of: (1) proximal extremity, (2) the main body, (3) a distal extremity: all made of medium consistency silicone elastomer. The main body is made of a (4) silver coiled wire to orientate the urination and erection positions. Its irregular surface allows a better interface with surrounding tissues. Tested to resist 3500 flections, which ensures an average useful life of 20 years on the basis of sexual intercourse 3 times a week. Supplied sterile.

Assessing size of implant Prior to surgery - Hold the penis by the slightly stretched tip while the patient is standing up. Measure the distance from the middle of the gland to the base of the penis with a rule. Add this figure to the one obtained for the cavernous body located in the pubic region, which is always + 7 cm. The result obtained will give you the probable extension of the implant to be used, which must be ordered requesting the next sizes, both smaller and bigger.

Medidor
Medidor
Sizer
7cm

REF	DMS cm A	mm B
3009-140	14	9
3009-150	15	9
3009-160	16	9
3009-170	17	9
3009-180	18	9
3009-190	19	9
3009-200	20	9
3009-210	21	9
3011-140	14	11
3011-150	15	11
3011-160	16	11
3011-170	17	11
3011-180	18	11
3011-190	19	11
3011-200	20	11
3011-210	21	11
3011-220	22	11
3013-190	19	13
3013-200	20	13
3013-210	21	13
3013-220	22	13
3013-230	23	13

Medidor - A medida proximal com cor diferente da medida distal. Usado durante a cirurgia para determinar o comprimento exato. O diâmetro é determinado pelo diâmetro do último dilatador usado.

Medidor - La medida proximal con color diferente de la medida distal. Usado durante la cirugía para determinar el largo exacto. El diámetro es determinado por el diámetro del último dilatador utilizado.

Sizer - Proximal measurement with different color of distal measurement. Used during the operation to determine the exact length. The diameter is determined by the diameter of the last dilator which was previously used.

Representante local/Representante local/Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 471-2111 - Fax (5521) 372-8962

ISO 9001

FOL 003 R02

Implante Peniano Ajustável

Implante Peneano Ajustable

Adjustable Penile Implant

SILIMED

Implante PENIANO Ajustável

Apresentado em 3 diâmetros (9, 11 e 13 mm) e comprimentos diversos que podem ser ajustados, este implante é composto de: (1) extremidade distal, de dureza 35 shore A, (2) corpo principal, de dureza 50 shore A, que possui alma de prata torcida que orientará as posições de micção e ereção, (3) extremidade proximal e (4) ponteiras extensoras de 5 mm cada que podem ajustar o comprimento do implante em até 15 mm. Sua superfície irregular permite melhor interface com os tecidos circunvizinhos. Testado para resistir a 3500 flexões, o que assegura vida útil média de 20 anos com uma base de 3 relações sexuais por semana. Fornecido estéril.
Medidor - A medida proximal com cor diferente da medida distal. Usado durante a cirurgia para determinar o comprimento exato. O diâmetro é determinado pelo diâmetro do último dilatador usado.

■

Implante PENEANO Ajustable

Se presenta en 3 diámetros (9, 11 e 13 mm) y en longitudes diversas que pueden ajustarse, este implante se compone de: (1) una extremidad distal, de dureza 35 shore A, (2) cuerpo principal, de dureza 50 shore A, que posee alma de plata retorcida que orientará las posiciones de micción y erección, (3) extremidad proximal y (4) punteras extensibles de 5 mm cada una que pueden ajustar la longitud del implante en hasta 15 mm. Su superficie irregular permite una mejor interfaz con los tejidos circundantes. Ha sido probado para resistir a 3500 flexiones, lo que asegura una vida útil promedio de 20 años con una base de 3 relaciones sexuales por semana. Entregado estéril.
Medidor - La medida proximal con color diferente de la medida distal. Usado durante la cirugía para determinar el largo exacto. El diámetro es determinado por el diámetro del último dilatador utilizado.

■

Adjustable PENILE Implant

Offered in 3 diameters (9, 11 e 13 mm) and various adjustable lengths, this implant is comprised of: (1) a distal extremity of 35 shore A hardness, (2) a main body of 50 shore A hardness with a twisted-silver core to orient the miction and erection positions, (3) a proximal extremity and (4) extenders measure 5 mm each that can adjust the length of the implant by as much as 15 mm. The irregular surface allows a better interface with the adjacent tissues. Tested to resist 3500 flections, which ensures an average useful life of 20 years with an average of 3 sexual intercourses a week.
Supplied sterile.
Sizer - Proximal measurement with different color of distal measurement. Used during the operation to determine the exact length. The diameter is determined by the diameter of the last dilator used.

Medidor
Medidor
Sizer

Avaliação Pré-operatória do tamanho do implante - Com o paciente em pé segura-se o pênis ligeiramente esticado pela ponta. Tira-se a medida do meio da glande até a base do pênis com uma régua, soma-se esta medida à do corpo cavernoso da região púbica que é de cerca de 7 cm. O resultado será o provável comprimento do implante a ser usado.

≈ 7cm

Evaluacion Prequirurgica del tamaño del Implante - Con el paciente en pie, se agarra el pene levemente esticado por la punta. Se saca la medida del medio de la glande hasta la base del pene con una regla, sumándose esta medida a la del cuerpo cavernoso de la región púbica, que es cerca de 7 cm. El resultado obtenido indicará el probable largo del implante que debe utilizarse.

Assessing size of implant Prior to surgery - Hold the penis slightly stretched by the tip, while the patient is standing up. Measure the distance from the middle of the glans to the base of the penis with a rule. Add this figure to the cavernous body one located in the pubic region, which is about 7 cm. The result obtained will give you the probable extension of the implant to be used.

Representante local/Representante local/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano deba leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

50L 856 000

3109-XXX

REF	DMS mm A1				A2	A1 + A2				Ø mm B
						+0	+5	+10	+15	
3109-120						120	125	130	135	
3109-140						140	145	150	155	
3109-160	0	+5	+10	+15	A2	160	165	170	175	9
3109-180						180	185	190	195	
3109-200						200	205	210	215	

3111-XXX

REF	DMS mm A1				A2	A1 + A2				Ø mm B
						+0	+5	+10	+15	
3111-140						140	145	150	155	
3111-160						160	165	170	175	
3111-180	0	+5	+10	+15	A2	180	185	190	195	11
3111-200						200	205	210	215	
3111-220						220	225	230	235

REF	DMS mm A1				A2	A1 + A2 +0	+5	+10	+15	D mm B
3113-170						170	175	180	185	
3113-190	0	+5	+10	+15	A2	190	195	200	205	13
3113-210						210	215	220	225	
3113-230						230	235	240	245	

3113-XXX

Montagem do Implante

Selecione a ponteira extensora parta obter o comprimento total correspondente ao valor encontrado através do medidor e imerja a extremidade proximal do implante em solução fisiológica estéril (Fig 1) ;
Encaixe delicadamente a ponteira extensora no corpo do implante, por meio de um movimento giratório até que um clique seja ouvido (Fig 2 e Fig 3);
Continue o movimento giratório até que haja um encaixe perfeito entre a ponteira e o corpo do implante (Fig 4).
OBS: As ponteiras devem ser encaixadas e reencaixadas não mais que 4 vezes, para evitar a possibilidade de eventual dano aos componentes.

■

Ensamblaje del Implante

Seleccione la puntera extensora para obtener la longitud total correspondiente al valor encontrado por medio del medidor y sumerja la extremidad proximal del implante en solución fisiológica estéril (Fig 1);
Inserte con delicadeza la puntera extensora en el cuerpo del implante por medio de un movimiento giratorio hasta que se escuche un "clic" (Fig 2 e Fig 3);
Continúe el movimiento giratorio hasta que se produzca un encaje perfecto entre la puntera y el cuerpo del implante (Fig 4).
Nota: Las punteras deben ser insertadas y reinsertadas no más de 4 veces, a fin de evitar la posibilidad de causar eventuales daños a los componentes.

■

Assembling the Implant

Select the extensor tip to obtain the total length corresponding to the figure shown by the sizer and dip the proximal end of the implant in sterile saline solution (Fig 1) ;
Fit the extensor tip carefuly to the body of the implant by rotating it until a " click" is heard (Fig 2 e Fig 3) ;
Continue the rotating movement until the tip and the body of the implant fit perfectly toghether (Fig 4).
The ends must be fitted and re-fitted no more than four times to avoid damaging the components.

Fig.1

Fig.2

CLICK!
Fig.3

Fig.4

Conformadores Vaginais
Conformadores Vaginales
Vaginal Stents

SILIMED

Conformadores Vaginais

Destinados a correção de agenesia vaginal com ou sem técnicas cirúrgicas, e à prevenção de estenose ou contratura vaginal pós-radioterapia. Fornecidos estéreis. São apresentados em três tipos:

CONFORMADOR INFLÁVEL - Constituído de (1) envelope de elastômero de silicone conectado a (2) um tubo com (3) válvula com esfera obturadora. Apresenta (4) um dreno interno que possibilita a assepsia da ferida cirúrgica sem sua retirada. Por ser inflável permite um ajuste de diâmetro e pode ser esvaziado para remoção.

CONFORMADOR GEL DE SILICONE - Constituído de (1) envelope de silicone, cheio de gel de silicone. Possui um (2) dreno interno e (3) uma alça em uma das suas extremidades, que facilita sua remoção. Funciona também como dilatador.

CONFORMADOR/DILATADOR SILICONE SÓLIDO - Este formato funciona também como um dilatador vaginal para correção. É confeccionado em (1) elastômero de silicone macio para não causar danos a pacientes, possui um dreno interno (2).

■

Conformadores Vaginales

Destinados a la correcciones de agenesia vaginal realizadas con o sin una técnicas quirúrgicas y a la prevencion de la stenosis o contratura vaginal post-radioterapia. Entregados estériles. Ofrecidos en tres tipos:

CONFORMADOR INFLABLE - *Constituido por (1) una envoltura de elastómero de silicona conectado a (2) un tubo con (3) válvula con esfera obturadora. Presenta (4) un drenaje interno que permite realizar la asepsia de la herida quirúrgica sin retirarla. Su característica inflable permite un ajustar su diámetro y vaciarla mediante su remoción.*

CONFORMADOR GEL DE SILICONA - Constituido por (1) una envoltura de elastómero de silicona llenado con gel de silicona. Cuenta con (2) un drenaje interno, y (3) un asa en una de sus extremidades que facilita su remoción. También funciona como dilatador.

CONFORMADOR / DILATADOR SILICONA SÓLIDO - Este formato funciona tambien como un dilatador utilizado para las correcciones vaginales. Fabricado (1) en elastómero de silicona blando para no causar daño a las pacientes, posee (2) un dreno interno.

■

Vaginal Stents

Designed to make correction of vaginal agenesis with or without surgical intervention and prevention of vaginal contructure or stenosis after radiotheraphy. Supplied sterile. Provided in three types:

INFLATABLE STENT - Comprised of a silicone-elastomer envelope (1) connected to a tube (2) with a valve featuring an obturador sphere (3). Presents an internal drain (4) that allows for asepsis of the surgical wound without removing the stent. Being inflatable allows the diameter to be adjusted and the stent emptied for removal.

SILICONE GEL STENT - Made of a silicone elastomer envelope (1) filled with silicone gel. Features an internal drain (2) with a loop on one end (3) to make removal easy. Also functions as a dilator.

SOLID -SILICONE STENT / DILATOR - This format also functions as a vaginal dilator for making corrections. Manufactured in soft silicone elastomer (1) to prevent any damage to patients, it features an internal drain (2).

Conformador Inflável / *Conformador Inflable* / Inflatable Stent

A
4
1
2
3
B

REF	VOL ml	DMS cm A	B
3521-045	4	4,4	1,3
3521-070	6	6,9	1,3
3521-095	70	9,5	3,0
3521-120	150	12,0	4,0
3521-140	220	14,0	4,5
3521-160	300	16,0	5,0

Conformador Gel de Silicone / *Conformador Gel de Silicona* / Silicone Gel Stent

1
3
2

REF	DMS cm A	Ø cm B
3512-055	5,5	2,5
3512-075	7,5	3,0
3512-132	13,2	2,8
3512-133	13,3	4,0
3512-136	13,6	5,2

Conformador-Dilatador Silicone Sólido / *Conformador-Dilatador Silicona Sólido* / Solid Silicone Stent-Dilator

1
2

REF	DMS cm A	Ø cm B
3501-056	5,4	2,5
3501-072	7,2	3,0
3501-120	12,5	3,8

Representante local / Representante local / Local Representative

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

FOL 019 003

Bariatric Products

-Adjustable Gastric Bad

- Gastric Balloon

Banda Gástrica Ajustável · Adjustable Gastric Band
Banda Gástrica Ajustable · Bande Gastrique Ajustable

Português

English

Español

Français

SILIMED

Português — Banda Gástrica Ajustável

A Banda Gástrica Ajustável Silimed (figura 1) é indicada para pacientes com obesidade severa, que apresentem índice de massa corporal (IMC) acima de 35. Foi projetada para ser introduzida via laparoscopia, sendo destinada a induzir a perda de peso através da limitação da ingestão de alimentos, pois uma vez posicionada ao redor do estômago, forma uma bolsa gástrica com menor volume, diminuindo a capacidade deste (figura 2).
O Corpo da Banda Gástrica (2) é um reservatório que forma um anel quando fechado através da lingüeta de fechamento (3). Seu perímetro interno (1) é revestido de espuma de poliuretano. Possui também um tubo de silicone (4) para conectá-lo à válvula (5) pela qual se fará o enchimento com soro fisiológico, de modo a ajustá-lo de acordo com a indicação médica para cada paciente.
Fornecido estéril.

English — Adjustable Gastric Band

The Silimed Adjustable Gastric Band (figure 1) is indicated for patients with severe obesity, who present a Body Mass Index (BMI) higher than 35. It was designed to allow its introduction by laparoscopy, and is meant to induce weight loss by limiting the intake of food. Once positioned around the stomach, it forms a gastric pouch of a reduced volume, in this way diminishing its capacity (figure 2).
The Body of the Gastric Band (2) is a reservoir that forms a ring when closed using the belt for closing (3). Its internal perimeter (1) is covered with polyurethane foam. It is also equipped with a silicone tube (4) to connect it to the valve (5) used for filling with saline solution, so as to adjust it according to the medical indications for each patient.
Supplied sterile.

Español — Banda Gástrica Ajustable

La Banda Gástrica Ajustable Silimed (fig. 1) se recomienda para pacientes con obesidad severa, que presentan un Índice de Masa Corporal (IMC) mayor a 35. Fue proyectada para permitir su introducción a través de la vía laparoscópica, destinándose a inducir pérdida de peso mediante la limitación de la ingestión de alimentos ya que, una vez posicionada alrededor del estómago, forma una bolsa gástrica de volumen reducido, que disminuye su capacidad (fig. 2).
El Cuerpo de la Banda Gástrica es un reservorio que forma un anillo cuando está cerrado usando la lengüeta de cierre (3). Su perímetro interno (1) está revestido con espuma de poliuretano. También posee un tubo de silicona (4) para conectarla a la válvula (5) a través de la cual se hará el llenado con el suero fisiológico, para ajustarla de acuerdo con la indicación médica para cada paciente.
Entregado estéril.

Français — Bande Gastrique Ajustable

La Bande Gastrique Ajustable Silimed (figure 1) est indiquée pour les patients atteints d'obésité sévère, dont l'indice de masse corporelle (IMC) est au-dessus de 35. Elle a été prévue pour être introduite via laparoscopie et se destine à induire la perte de poids moyennant la limitation de l'ingestion d'aliments, du fait que, mise en place autour de l'estomac, elle forme un sac gastrique d'un volume moindre, ce qui en diminue la capacité (figure 2).
Le Corps de la Bande Gastrique (2) est un réservoir qui forme un anneau lorsqu'il est fermé au moyen de la languette de fermeture (3). Son périmètre interne (1) est revêtu de mousse de polyuréthane. Il possède également un tube de silicone (4) qui le connecte à la valve (5) par laquelle se fera le remplissage de sérum physiologique, de manière à l'ajuster conformément à l'indication médicale relative à chaque patient.
Fourni stérile.

REF	ml	cm
6301-028	12	2,8

Nota: Dimensões e volumes com valores aproximados.

Note: Dimensions and volumes with approximate values.

Nota: Dimensiones y volúmenes con valores aproximados.

Note: Dimensions et volumes à valeurs approximatives.

Fig. 1

1
2
3
4
5

Fig. 2

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.

Before using the product, the surgeon must read the instructions contained in the packaging.

Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que contiene el embalaje.

Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

Representante local — Local Representative
Representante local — Représentant local

SILIMED
SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua [illegible], 374 - RJ - Brasil - Tel [illegible] - Fax [illegible]

ISO 9001

Balão Gástrico · Gastric Balloon
Balón Gástrico · Ballon Gastrique

Português

[illegible]

English

[illegible]

Español

[illegible]

Français

[illegible]

SILIMED

Português — Balão Gástrico

O Balão Gástrico (fig. 1) é constituído por uma membrana de silicone esférica, macia, resistente ao suco gástrico e com superfície lisa. Possui uma válvula de silicone, que permite o enchimento do Balão e, após a remoção do tubo de enchimento, fecha-se hermeticamente. É fornecido em um invólucro de silicone (fig. 2), para facilitar a introdução por via endoscópica (fig. 3); e com tubo de enchimento removível já conectado. Destina-se a preencher, parcialmente, o estômago (fig. 4) e causar uma sensação precoce de saciedade, induzindo o paciente a ingerir menor quantidade de alimentos. Seu uso é temporário e indicado nos seguintes casos:

- Redução de peso e do risco cirúrgico em pacientes obesos com Índice de Massa Corporal (IMC) acima de 40 e doenças graves associadas;
- Obesidade em pacientes com IMC entre 30 e 40 que não tenham emagrecido quando submetidos ao tratamento clínico bem orientado e com presença ou risco de doenças associadas;
- Obesidade em pacientes com IMC acima de 30 que não aceitem a indicação cirúrgica ou que não tenham condições clínicas para o ato cirúrgico.

Fornecido estéril.

English — Gastric Balloon

The Gastric Balloon (fig. 1) consists of a soft spherical silicone envelope, the surface of which is smooth and resistant to gastric juice.

It has a silicone valve for filling the balloon and hermetically shuts itself after the filling system is removed.

The Gastric Balloon is supplied in a silicone wrapping (fig. 2) to facilitate insertion by endoscopic approach (fig. 3) and with a removable filling tube already connected.

Designed to partially fill the stomach (fig. 4) causing a sensation of satiety, inducing the patient to ingest a smaller quantity of food.

Its use is temporary and indicated in the following cases:

- Pre-surgery treatment in obese patients with Body Mass Index (BMI) over 40, to reduce weight and surgical risk, on account of serious associated diseases.
- In obesity treatment for patients with Body Mass Index (BMI) between 30-40 who have been previously submitted to well-oriented clinical treatment without success, with risk or associated diseases.
- In obesity treatment for patients who do not accept the clinical indication or lack the clinical conditions to undergo surgery.

Supplied Sterile.

Español — Balón Gástrico

El Balón Gástrico (fig. 1) está constituido de una membrana de silicona de forma esférica, suave, cuya superficie es lisa y resistente al jugo gástrico. Presenta una válvula de silicona que permite el rellenado del balón y que, luego de la remoción del sistema de rellenado, se cierra herméticamente. El Balón Gástrico se suministra envuelto en un [illegible] de silicona (fig. 2), para facilitar la introducción por vía endoscópica (fig. 3) y con un tubo de llenado removible, ya conectado.

Se destina a llenar el estómago, parcialmente (fig. 4) causando una sensación de saciedad precoz, induciendo al paciente a ingerir una cantidad más pequeña de alimentos. Su uso es temporal y recomendado en los siguientes casos:

- Reducción del peso y del riesgo quirúrgico en pacientes obesos con Índice de Masa Corporal (IMC) superior a 40, e enfermedades graves asociadas;
- Obesidad para pacientes con IMC entre 30 y 40, que no [illegible] adelgazado al ser sometidos al tratamiento clínico bien orientado y con presencia o riesgo de enfermedades asociadas;
- Obesidad para pacientes con IMC superior a 30 que no acepten la indicación quirúrgica o que carezcan de condiciones clínicas para el acto quirúrgico.

Entregado estéril.

Français — Ballon Gastrique

Le Ballon gastrique (fig. 1) est constitué d'une membrane de silicone sphérique, molle, résistante au suc gastrique et de superficie lisse. Il possède une valve de silicone qui permet de gonfler le Ballon, lequel est hermétiquement fermé après que le tube de gonflage en a été retiré. Il est fourni dans une enveloppe de silicone (fig. 2), pour faciliter l'introduction par voie endoscopique (fig. 3); et avec un tube de remplissage amovible déjà connecté. Il est destiné à remplir partiellement l'estomac (fig. 4) et à causer une sensation précoce de satiété, en induisant le patient à ingérer une quantité moindre d'aliments. Son usage est temporaire et il est indiqué dans les cas suivants:

- Réduction du poids et du risque chirurgical chez les patients obèses à Indice de Masse Corporelle (IMC) au-dessus de 40 et à maladies graves associées;
- Obésité chez des patients à IMC situé entre 30 et 40 qui n'ont pas maigri lorsqu'ils ont été soumis au traitement clinique bien orienté et à présence ou risque de maladies associées;
- Obésité chez des patients à IMC situé à 30 qui n'acceptent pas l'indication chirurgicale ou dont les conditions cliniques ne permettent pas l'acte chirurgical.

Fourni stérile.

REF	ml
A330-350	350

Fig. 1

Nota: Dimensões e volumes com valores aproximados.

Note: Dimensions and volumes with approximate values.

Nota: Dimensiones y volúmenes con valores aproximados.

Note: Dimensions et volumes à valeurs approximatives.

Fig. 2

Fig. 3

Fig. 4

⚠ Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.

Before using the product, the surgeon must read the instructions contained in the packaging.

Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.

Avant de faire usage du produit, le chirurgien devra prendre connaissance des instructions contenues dans l'emballage.

Representante local — Local Representative

Representante local — Représentant local

SILIMED — SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.

[illegible]

ISO 9001

SIL 047 101

Miscellaneous Products:

-SILICAT Chemotherapy Kit

-Guide for Canula

-Suspension Sheet for Mammoplasty

-Medgel

-Silicone Sheets and Blocks

SILICAT - Conjunto Quimioterápico

SILICAT - Conjunto Quimioterápico

SILICAT - Chemotherapy Kit

SILIMED

SILICAT - Conjunto Quimioterápico

SILICAT é um sistema que pode transformar injeção endovenosa em injeção subcutânea. É indicado para pacientes que necessitam, por tempo prolongado e de forma repetida, de acesso venoso profundo, sem os riscos da punção subclávia. A sua maior aplicação se dá nos casos de quimioterapia, embora possa ser utilizado para nutrição parenteral e transfusões e retiradas de amostras de sangue em pacientes que necessitem fazê-lo periodicamente.
É composto por uma válvula (A), um pino conector (B) e um cateter (C) conforme mostrados no desenho abaixo.
A válvula é fabricada em silicone de grau médico e tem proteção interna em cerâmica especial (E), tanto no fundo como nas paredes laterais. Esta cerâmica não sofre alteração em contato com quimioterápico e nem interfere em aparelhos de ressonância magnética nuclear.
Um reforço na sua base possibilita a fixação local com sutura não absorvível.
O pino conector é fabricado em plástico, e o cateter em silicone de grau médico, flexível e rádio-opaco, com comprimento ajustável por corte.
Todos os materiais são biocompatíveis e adequados aos principais medicamentos quimioterápicos em uso.
O septo de silicone (F) da válvula foi previsto para mais de 1000 punções, sem perda de capacidade de retenção, mas para tanto é necessário a utilização de agulha HUBER, calibre 22G do tipo reta para aplicações isoladas, ou curva a 90° para aplicações contínuas. Apresenta-se em dois tamanhos: adulto e infantil, e diferentes diâmetros de cateter (Øe x Øi).
Fornecido estéril.

■

SILICAT - Conjunto Quimioterápico

SILICAT es un sistema que puede transformar a la inyección endovenosa en inyección subcutánea. Es indicado para pacientes que necesitan, durante un tiempo prolongado y repetidamente, tener acceso venoso profundo, sin los riesgos de la punción subclavia. Su mayor aplicación se da en los casos de quimioterapia, aunque pueda ser utilizado para nutrición parenteral y transfusiones y retiradas de muestras de sangre en pacientes que necesiten hacerlo periódicamente.
Está compuesto de una válvula (A), pivote conectivo (B) y un catéter (C) conforme se muestra en la ilustración más abajo.
La válvula está fabricada en silicona de grado médico y posee protección interna en cerámica especial (E), tanto en el fondo como en las paredes laterales. Esta cerámica no sufre alteración en contacto con quimioterápico ni interfiere en aparatos de resonancia magnética nuclear.
Un refuerzo en su base hace posible la fijación local con sutura no absorbible.
El pivote conectivo está fabricado en plástico y el catéter en silicona de grado médico, flexible y radio-opaco, con extensión ajustable por corte.
Todos los materiales son biocompatibles y adecuados a los principales medicamentos quimioterápicos en uso.
El septo de silicona (F) de la válvula fue previsto para más de 1000 punciones, sin pérdida de la capacidad de retención, pero para ello es necesario la utilización de aguja HUBER, calibre 22G del tipo recto para aplicaciones aisladas, o curva a 90° para aplicaciones continuas. Se presenta en dos tamaños: adulto e infantil, y con diferentes diámetros de catéter (Øe x Øi).
Se entrega estéril.

■

SILICAT Chemotherapy Kit

SILICAT is a system that can transform endovenous into subcutaneous injections. It is indicated for patients who need deep venous access repeatedly over a long period of time without the risks of subclavian puncture. It is principally applied in cases of chemotherapy, although it may be used for parenteral feeding and collecting blood samples in patients who have to do so periodically.
It is composed of a valve (A), a connector pin (B) and a catheter (C), as shown in the drawing below. The valve is made of medical-grade silicone and has an internal protection made of special ceramic (E), both at the rear and on the side walls. This ceramic does not undergo alteration when in contact with chemotherapy, nor does it interfere in nuclear magnetic-resonance equipment.
Its reinforced base allows it to be fixed locally with a non-absorbable suture. The connector pin is made of plastic, the catheter of flexible, radiopaque, medical-grade silicone which can be trimmed to adjust the length.
All the materials are biocompatible and suitable for the principal chemotherapy medicaments in current use.
The silicone septum (F) of the valve was designed for over 1,000 punctures without losing its retaining capacity, but in this case it is necessary to use a 22G-calibre HUBER needle of the straight type for isolated applications, or of the 90° curved type for continuous applications. It comes in two sizes - adult and child - and different diameters of catheter (Øe x Øi).
Supplied sterile.

REF	DMS mm			
	ØG	Øe	Øi	B
1500-0,9	32	2,3	0,9	500
1500-1,0	32	3,0	1,0	500
1500-1,5	32	3,0	1,5	500
1501-0,9	20	2,3	0,9	500

Representante local/Representante local/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3587-7000 - Fax (5521) 3372-8952

ISO 9001

IRL 012 021

Sequência Sugerida

1. Após a retirada da embalagem o cateter deve ser cheio com solução heparina (100 UI/ml) e ter sua extremidade distal pinçada para retenção da solução durante os procedimentos de colocação.
2. Sugerem-se, as seguintes vias de acesso para administração intravenosa: veias cefálica, jugular externa, subclávia e jugular interna; propiciando caminho direto para a veia cava superior e átrio direito, com poucas flexões no trajeto do cateter.
3. Após a tricotomia e assepsia de toda a região peitoral, delimita-se o local de implantação faz-se a anestesia local infiltrando o trajeto do túnel e incisa-se a pele e o tecido celular subcutâneo.
4. Isola-se a veia e liga-se o coto distal com fio inabsorvível, abrindo-se a luz da veia e deixando um reparo com fio no coto proximal, para posterior fixação do cateter à veia.
5. O cateter poderá ser então introduzido na veia, sendo sua progressão imprescindivelmente controlada por fluoroscopia, intensificador de imagem ou controle radiográfico na falta da fluoroscopia; é importante que se verifique a localização da ponta do cateter, que deverá ficar na porção final da veia cava superior ou então no meio do átrio.
6. Às vezes o cateter pode se direcionar para a veia jugular, o que obriga seu reposicionamento.
7. Posicionado o cateter completa-se o procedimento cirúrgico no ponto de introdução, fixa-se o cateter à veia e determina-se, pela escolha do local exato de implante da válvula, seu comprimento útil, quando é cortado o excesso da extremidade distal.
8. Infiltra-se novamente com anestésico local o trajeto e faz-se um túnel subcutâneo para a passagem do cateter até a válvula.
9. Infiltra-se a pele, faz-se a incisão, implanta-se a válvula e procede-se a conexão válvula-cateter.
10. A válvula deve ser fixada com quatro pontos ao tecido subcutâneo, os pontos dados em sua base com reforço, fechando-se então os planos e encerrando o procedimento cirúrgico. Nota-se que para facilidade a base da válvula possui quatro orifícios adequados à sutura.
11. Recomenda-se, após o implante, uma radiografia simples do tórax, que servirá de confirmação do bom posicionamento do SILICAT, lembrando-se que o interior da válvula e do cateter são rádio-opacos. Finalmente devem ser injetados 3 a 5 ml da solução heparinizada (100 UI/ml) para testar a desobstrução do conjunto.

■

Secuencia Sugerida

1. Después de retirado del envase, el catéter debe llenado con solución heparina (100 UI/ml) teniendo su extremidad distal pinzada para retención de la solución durante los procedimientos de colocación.
2. Se sugieren las siguientes vías de acceso para administración intravenosa: venas cefálica, yugular externa, subclavia y yugular interna, propiciando un camino directo para la vena cava superior y atrio derecho, con pocas flexiones en el trayecto del catéter.
3. Luego de la tricotomía y asepsia de toda la región pectoral, se delimita el lugar de implantación, se anestesia localmente infiltrando el trayecto del túnel y se practica una incisión en la piel y el tejido celular subcutáneo.
4. Se aísla la vena y se liga el coto distal con el hilo no absorbible, abriéndose la luz de la vena y dejando un reparo con hilo en el coto proximal, para posterior fijación del catéter a la vena.
5. Podrá introducirse entonces el catéter en la vena, siendo su progresión imprescindiblemente controlada por fluoroscopía, intensificador de imagen o control radiográfico a falta de fluoroscopía; es importante que se verifique la localización de la punta del catéter, que deberá quedar en la porción final de la vena cava superior o entonces en medio del atrio.
6. A veces el catéter puede dirigirse para la vena yugular, lo que obliga a su puesta nuevamente en posición.
7. Una vez que el catéter esté en posición se completa el procedimiento quirúrgico en el punto de introducción, se fija el catéter a la vena y se determina, por medio de la elección del lugar exacto de implante de la válvula, su extensión útil, cuando se corta el exceso de la extremidad distal.
8. Se infiltra nuevamente el trayecto con anestésico local y se hace un túnel subcutáneo para el pasaje del catéter hasta la válvula.
9. Se infiltra la piel, se efectúa la incisión, se implanta la válvula y se procede con la conexión válvula-catéter.
10. La válvula debe fijarse con cuatro puntos al tejido subcutáneo, dando los puntos en su base con refuerzo, cerrándose entonces los planos y finalizando el procedimiento quirúrgico. Nótese que a fin de tornar la operación más fácil la válvula posee cuatro orificios adecuados a la sutura.
11. Se recomienda que, luego del implante, se obtenga una radiografía simple del tórax, que servirá para confirmar la correcta posición del SILICAT, recordándose que el interior de la válvula y del catéter son radio-opacos. Finalmente, deben inyectarse de 3 a 5 ml de la solución heparinizada (100 UI/ml) para probar la desobstrucción del conjunto.

■

Suggested Sequence

1. After removal from the package, the catheter should be filled with heparin solution (100 UI/ml) and its distal end compressed to retain the solution during the placing procedures.
2. The following ways of access are suggested for Intravenous administration: cephalic, externally jugular, subclavian and internal jugular veins, which offer a direct path to the cava superior vein and right atrium, with little bending of the catheter.
3. After trichotomy and asepsis of the whole pectoral region, the site of implantation is delimited, local anesthesia is performed by infiltrating the course of the tunnel, and an incision is made in the skin and subcutaneous cellular tissue.
4. The vein is isolated and the distal stump tied with non-absorbable thread before opening the lumen of the vein and leaving a dressing with thread in the proximal stump to connect the catheter later to the vein.
5. The catheter may then be introduced in the vein and its progression rigorously controlled by fluoroscopy, image intensifier or radiographic control in the absence of fluoroscopy. It is crucial to check the location of the end of the catheter, which should be in the final portion of the cava superior vein or else in the middle of the atrium.

6. Sometimes the catheter may be directed towards the jugular vein, in which case it has to be repositioned.
7. After positioning the catheter, the surgical procedure at the point of introduction is completed and the catheter fixed to the vein. Choose the exact place to implant the valve, determine its useful length, and cut the excess at the distal end.
8. The trajectory is again infiltrated with local anesthetic, and a subcutaneous channel made for the passage of the catheter to the valve.
9. The skin is infiltrated, the incision made, then the valve is implanted and connected to the catheter.
10. The valve should be secured with four stitches to the subcutaneous tissue, the stitches reinforced at the base, the planes closed and the surgical procedure concluded. Note that for the sake of convenience the base of the valve is equipped with four holes suitable for suture.
11. After implantation, it is recommended to have a simple X-ray of the chest made, which will serve to confirm the proper positioning of the SILICAT. It should be remembered that the inside of the valve and catheter are radiopaque. Finally, 3-5 ml of heparinized solution (100 UI/ml) should be injected to make sure that the whole unit is free of obstructions.

SILICAT Implantado
SILICAT Implantado
Implanted SILICAT

A
B
C
D
1
2
3
4

A. Veia Cefálica / *Vena Cefálica* / Cephalic Vein
B. Veia Subclavia / *Vena Subclavia* / Subclavial Vein
C. Veia Jugular Externa / *Vena Yugular Externa* / External Jugular Vein
D. Veia Jugular Interna / *Vena Yugular Interna* / Internal Jugular Vein

1. Válvula Implantada Subcutânea / *Válvula Implantada Subcutanea* / Subcutaneous Implanted Valve
2. Túnel / *Tunel* / Tunnel
3. Entrada do Catéter na Veia Subclávia / *Entrada del Catéter en la Vena Subclava* / Catheter Access to the Subclavial Vein
4. Ponta do Cateter no Atrio Direito / *Punta del Catéter en el Atrio Derecho* / Catheter end in Right Atrium

Agulha tipo HUBER
Aguja tipo HUBER
HUBER - type needle

Guia para Cânula

Guia para Cánula

Guide for Canula

SILIMED

Guia para Cânula

Desenho Dr. Antonio Abramo: Peça moldada em silicone, apresenta uma aba com dois furos pelos quais é suturada às bordas da incisão e um tubo que, introduzido na ferida cirúrgica, serve de guia para a cânula. Desta maneira, protege a ferida cirúrgica evitando que suas bordas sejam queimadas pela fricção da cânula. Apresentada em diâmetros diferentes. O número gravado em sua superfície corresponde ao diâmetro da cânula a ser usada.
Fornecida não estéril em embalagens com 10 unidades devendo ser colocado no final da referência H10, com 3 unidades H3 ou embalagem com uma unidade de cada tamanho, referência 43001-W4.

■

Guia para Cánula

Diseño del Dr. Antonio Abramo: Pieza moldeada en silicona, tiene un ala con dos orificios por los cuales se suturan a los bordes de la incisión, así como un tubo que, al introducirlo en la herida quirúrgica, sirve de guía para la cánula, protegiendo de este modo la herida quirúrgica y evitando que la fricción de la cánula queman sus bordes.
Elaborada en distintos diámetros. El número que se encuentra grabado sobre su superficie corresponde al diámetro de la cánula que se debe utilizar.
Entregado no estéril en envases con 10 unidades: colocar al final de la referencia H10; con 3 unidades, H3. O en el envase con una unidad cada una, tamaño 43001-W4.

■

Guide for Cannula

Designed by Dr. Antonio Abramo: Molded in silicone, this device has a brim with two holes through which it is sutured to the rims of the incision, as well as a tube which, once it is introduced into the surgical wound, serves as guide for the cannula, thus protecting the surgical wound and avoiding the rims getting burned by the friction produced by the cannula. Manufactured in different diameters. The number engraved on its surface indicates the cannula diameter that must be used.
Supplied non-sterile in 10 unit packaging (write reference H10 at the end), with 3 H3 units or packaging with one unit of each size, reference 43001-W4.

A
B

REF	#	DMS Ømm A	DMS Ømm B	UNS
43001-003H3	3	3,5	6,5	3
43001-004H3	4	4,5	7,5	3
43001-005H3	5	5,5	8,5	3
43001-006H3	6	6,5	9,5	3

REF	#	DMS Ømm A	DMS Ømm B	UNS
43001-004H10	3	3,5	6,5	10
43001-004H10	4	4,5	7,5	10
43001-005H10	5	5,5	8,5	10
43001-006H10	6	6,5	9,5	10

REF	#	DMS Ømm A	DMS Ømm B	UNS
43001-W4	3	3,5	6,5	1
	4	4,5	7,5	1
	5	5,5	8,5	1
	6	6,5	9,5	1

Representante local/Representante local/Local Representative

⚠ **Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.**
Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.
Before using the product the surgeon must read the instructions contained in the packaging.

SILIMED — SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3087-7000 - Fax (5521) 3372-4052

ISO 9001

FOL 001 [illegible]

Lâmina de Sustentação para Mamoplastia

Lámina de Sustentacion para Mamoplastia

Suspension Sheet for Mammoplasty

SILIMED

Lâmina de Sustentação para Mamoplastia

Lâmina de silicone, super elástica, reforçada nas extremidades para suportar a sutura de fixação. Apresenta perfurações destinadas à penetração da fibrose e conseqüentemente, fixação do implante.
Esta lâmina foi idealizada pelo Dr. Ricardo Bustos para dar reforço interno à mama, nas cirurgias de correção de ptose, com ou sem redução. Permite o uso de via periareolar evitando os inconvenientes desta técnica, como alargamento da cicatriz ou deformação do pólo inferior. É possível recortar a lâmina para ajustá-la a forma/volume da mama.
Fornecido estéril. Apresenta-se em dois tipos:

■

Lámina de Sustentacion para Mamoplastia

Lámina de silicona, super elástica, reforzada en las extremidades para soportar sutura de fijación. Presenta perforaciones destinadas a la penetración de la fibrosis y, como consecuencia, la fijación del implante.
Esta lámina fue idealizada por el Dr. Ricardo Bustos, para proporcionar refuerzo interno a la mama, en las cirugías de corrección de ptosis, con o sin reducción. Permite el uso de la vía periareolar evitando los inconvenientes de esta técnica, con ensanche de la cicatriz y deformación del polo inferior. Es posible recortar la lamina para ajustarla la forma/volumen de la mama.
Entregado estéril. Es presentado en dos tipos:

■

Suspension Sheet for Mammoplasty

Super elastic silicone sheet, reinforced in the extremities to sustain fixation suture. It presents tissue ingrowth holes for fibrosis penetration and consequently the fixation of the implant.
This sheet was conceived by Dr. Ricardo Bustos in order to provide internal reinforcement of the breast in ptosis correction surgeries with or without reduction. It allows the surgeon to use the periareolar approach thus avoiding the main problems of the technique such as scar widening or distortion of the inferior pole. It is possible to cut the suspension sheet in order to adjust it to the shape/volume of the breast.
Supplied sterile. It is provided in two types:

A
B

Superfície Texturizada/ *Superficie Texturizada/* Textured Surface

REF	mm	DMS cm A	DMS cm B
20150-290	0,30	29	17

Recoberta de Poliuretano/ *Recubierto de Poliuretano*/Polyurethane Coated

REF	mm	DMS cm A	DMS cm B
30150-290	3,0	29	17

Representante local/ *Representante local*/ Local Representative

⚠ Antes de usar **o produto, o cirurgião** deve ler as instruções **contidas na embalagem.**
*Antes de utilizar **el producto, el cirujano debe** leer cuidadosamente las **instrucciones que constan en el embalaje.***
Before using **the product the surgeon must** read the instructions **contained in the packaging.**

SILIMED SILICONE E INSTRUMENTAL MÉDICO CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel (5521) 3687-7000 - Fax (5521) 3372-8952

ISO 9001

FOL 044 030

MEDGEL

Português

[illegible]

English

[illegible]

Español

[illegible]

Français

[illegible]

SILIMED

Medgel possui os seguintes modelos: Placas para cicatrizes amplas ou espalhadas (1) (ex.: queimaduras); Tiras para cicatrizes lineares (2) (ex.: abdominoplastias, mamoplastias redutoras, cesarianas e cirurgias cardíacas); Discos para cicatrizes areolares (3) (ex.: redução ou aumento mamário e retirada de cistos); "T" invertido para reduções mamárias (4) (ex.: mamoplastia redutora) e gel (5) para áreas descobertas (ex.: mão, rosto e pescoço) e locais não acessíveis à placa Medgel (ex.: atrás da orelha).

Importante: Não deve ser aplicado sobre feridas abertas.

Medgel se ofrece en los siguientes modelos: Placas para cicatrices anchas o diseminadas (1) (Ej.: quemaduras); Tiras para cicatrices lineales (2) (Ej.: abdominoplastias, mamoplastias reductoras, cesáreas y cirugías cardíacas); Discos para cicatrices areolares (3) (Ej.: reducción o aumento mamario y remoción de quistes); "T" invertida para la reducciones mamarias(4) (ex.: mamoplastia reductora) y gel (5) para áreas descubiertas (Ej.: mano, rostro y cuello) y las áreas inaccesibles a la placa Medgel (Ej.: detrás de la oreja).

Importante: No debe aplicarse sobre heridas abiertas.

Medgel comes in the following models: Plates for wide or widespread scars (1) (e.g.: burns); Strips for linear scars (2) (e.g. abdominoplasty, reduction mammoplasty, Cesarean births and cardiac surgery); Disks for areolar scars (3) (e.g.: breast reduction or augmentation and removal of cysts); Inverted "T" for mammary reductions (4) (e.g.: reduction mammoplasty) and gel (5) for uncovered areas (e.g.: hand, face and neck) and areas not accessible by the MEDGEL plate (e.g.: behind the ear).

Important: Not to be applied on open wounds.

Medgel existe sous les modèles suivants: Plaques pour cicatrices larges ou dispersées (1) (ex.: brulûres); Bandes pour cicatrices linéaires(2) (ex.: abdominoplasties, mammoplasties réductrices, césariennes et chirurgies cardiaques); Disques pour cicatrices auréolaires(3) (ex.: réduction ou augmentation mammaire et enlèvement de kystes); "T" Inversé pour réductions mammaires (4) (ex.: mammoplastie réductrice) et gel (5) pour les régions découvertes (ex.: mains, visage, cou) et les zones non accessibles à la plaque MEDGEL (ex.: derrière l'oreille).

Important: Ne doit pas être appliqué sur des blessures à vif.

1) Placa • Plate • Placa • Plaque

2)Tira • Strip • Tira • Bande

3)Disco • Disk • Disco • Disque

4)"T" Invertido • Inverted "T" • "T" invertida • "T" inversé

5)Gel

REF	A (cm)	B (cm)	QTD
1240-010I1	10	10	1
1240-010H	10	10	6

REF	A (cm)	B (cm)	QTD
1240-011I1	30	2,0	1
1240-011I2	30	2,0	2
1240-011H	30	2,0	12

REF	A (cm)	B (cm)	QTD
1240-016I1	10	5	1

REF	A (cm)	QTD
1240-012I2	7	2
1240-012H	7	12

REF	A (cm)	B (cm)	QTD
1240-013I2	34	9,5	2

REF	g	QTD
1230-815	15	1

Antes de usar o produto, o cirurgião deve ler as instruções contidas na embalagem.

Antes de utilizar el producto, el cirujano debe leer cuidadosamente las instrucciones que constan en el embalaje.

Representante Local • Local Representative • Representante Local • Représentant Local

SILIMED SILICONE E INSTRUMENTAL MÉDICO-CIRÚRGICO E HOSPITALAR LTDA.
Rua Figueiredo Rocha, 374 - RJ - Brasil - Tel(5521) 3687-7000 - Fax(5521) 3687-7140

ISO 9001

Folhas e Blocos

Hojas y Bloques

Sheets and Blocks

SILIMED

BLOCO de Silicone

Sólido, em consistências diferentes. Serve para esculpir qualquer tipo de implante sólido, que não exista em linha.
Fornecido não estéril.

■

BLOQUE de Silicona

Sólido, en distintas consistencias. Sirve para esculpir cualquier tipo de implante sólido que no exista en línea.
Entregado no estéril.

■

Silicone BLOCK

Solid, with different degrees of hardness. Designed for carving any type of solid implant which is not in the product line.
Supplied non-sterile.

Standard/*Standard*/Standard

REF		Shore A	DMS cm A	B	C
1200-010	SUPER MACIO *SUPER BLANDO* SUPER SOFT	12	12,0	7,0	1,5
1200-030	MACIO *BLANDO* SOFT	25	12,0	7,0	1,5
1200-050	MÉDIO *MEDIANO* MEDIUM	50	12,0	7,0	1,5
1200-080	DURO *DURO* HARD	70	12,0	7,0	1,5

COLORIDO - Consistência única / *COLORIDO - Consistencia única*/COLORED - Single consistency

REF		Shore A	DMS cm A	B	C
1202-140	BRANCO *BLANCO* WHITE	50	14,0	4,0	1,2
1204-140	ROSA *ROSA* PINK	50	14,0	4,0	1,2

COLORIDO - Dupla consistência / *COLORIDO - Doble consistencia*/COLORED - Double consistency

REF		Shore A	DMS cm A	B	C	D
1201-140	BRANCO BLANCO WHITE	10 50	14,0 14,0	1,5	 4,5	1,2 1,2
1203-140	ROSA ROSA PINK	10 50	14,0 14,0	1,5	 4,5	1,2 1,2

Representante local/*Representante local*/Local Representative

FOLHA de Silicone

Flexível, translúcida, destinada à cirurgia reconstrutora, como reforço de parede abdominal, assoalho de órbita e outros.
Apresentada em diferentes dimensões, durezas e espessuras.
Fornecido não estéril.

■

HOJA de Silicona

Flexible, translúcida, destinada a la cirugía reconstructora como refuerzo de la pared abdominal, piso de órbita y otros.
Presentada en diferentes dimensiones, durezas y espesores.
Entregado no esteril.

■

Silicone SHEET

Solid, flexible and translucent, designed for reconstructive surgery as a reinforcement of abdominal walls, orbital floor reconstructions and others.
Provided in different dimensions, hardnesses and thicknesses.
Supplied non-sterile.

Folha com Reforço
Hoja con Refuerzo
Sheet with Reinforcement

Standard - Pequena / Standard - Pequeña / Standard - Small

REF	Shore A	DMS mm A	DMS mm B
1251-017S	35	0,17	100
1251-050S	50	0,50	100
1251-075S	50	0,75	100
1251-100S	50	1,00	100
1251-125S	50	1,25	100
1251-150S	50	1,50	100
1251-300S	50	2,00	100

Standard - Grande / Standard - Grande / Standard - Large

REF	Shore A	DMS mm A	DMS mm B
1251-017	35	0,17	200
1251-050	50	0,50	200
1251-075	50	0,75	200
1251-100	50	1,00	200
1251-125	50	1,25	200
1251-150	50	1,50	200
1251-300	50	3,00	200

Folha sem Reforço
Hoja sin Refuerzo
Sheet without Reinforcement

Standard - Pequena / *Standard - Pequeño* / Standard - Small

REF	Shore A	DMS mm A	DMS mm B
1250-013S	50	0,13	100
1250-025S	50	0,25	100
1250-050S	50	0,50	100
1250-075S	50	0,75	100
1250-100S	50	1,00	100
1250-125S	50	1,25	100
1250-150S	50	1,50	100
1250-300S	50	3,00	100

Standard - Grande / *Standard - Grande* / Standard - Large

REF	Shore A	DMS mm A	DMS mm B
1250-013	50	0,13	200
1250-025	50	0,25	200
1250-050	50	0,50	200
1250-075	50	0,75	200
1250-100	50	1,00	200
1250-125	50	1,25	200
1250-150	50	1,50	200
1250-300	50	3,00	200

Extra Forte - Pequena / *Extra Fuerte - Pequeño* / Extra Strength - Small

REF	Shore A	DMS mm A	DMS mm B
1280-013S	80	0,13	100
1280-025S	80	0,25	100
1280-050S	80	0,50	100
1280-075S	80	0,75	100
1280-100S	80	1,00	100
1280-125S	80	1,25	100
1280-150S	80	1,50	100
1280-300S	80	3,00	100

Extra Forte - Grande / *Extra Fuerte - Grande* / Extra Strength - Large

REF	Shore A	DMS mm A	DMS mm B
1280-013	80	0,13	200
1280-025	80	0,25	200
1280-050	80	0,50	200
1280-075	80	0,75	200
1280-100	80	1,00	200
1280-125	80	1,25	200
1280-150	80	1,50	200

Lista de Preços Distribuidor SILIMED - FOB RIO

Lista de Precios Distribuidor SILIMED - FOB RIO

SILIMED Dealer Price List - FOB RIO

Liste de Prix Distributeur - FOB RIO

SILIMED

LP02_02/2006

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***Confidential Treatment Requested

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***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

SILIMED-Silicone e Instrumental Médico-Cirúrgico Hospitalar Ltda.

Rua Figueiredo Rocha, 374 – Rio de Janeiro – BRASIL – 21240-660

• (5521) 3687-7140 / 3687-7141 - • (5521) 3687-7000

Attachment 3:

Trademarks

SILIMED

BIODESIGN

ENHANCE

NUANCE

MEME

REPLICON

Attachment 4

Packaging Specifications

SILIMED – 510(K) Products

General Information:

510(K) -PRODUCT	UNITS/ PACKAGING	STERILE (Y/N)	PACKAGING
K981851 - OVAL CARVING BLOCK	1	Y	Double Blister sealed with Tyvek in a cardboard box
K974482 - GLUTEAL IMPLANT	1	Y	Double Blister sealed with Tyvek in a cardboard box
K981852 - TISSUE EXPANDER	1	Y	Double Blister sealed with Tyvek in a cardboard box
K042054 - PECTORAL IMPLANT	1	Y	Double Blister sealed with Tyvek in a cardboard box
K974480 - CALF IMPLANT	1	Y	Double Blister sealed with Tyvek in a cardboard box
K974479 - VAGINAL STENT	1	Y	Double Blister sealed with Tyvek in a cardboard box
K981833 - NASAL IMPLANT	1	Y	Double plastic envelope in a pvc envelope
K981850 - CHIN IMPLANT	1	Y	Double plastic envelope in a pvc envelope
K980221 - NASAL RETAINER	1	Y	Double plastic envelope in a pvc envelope
K981835 - MALAR IMPLANT	1	Y	Double plastic envelope in a pvc envelope

Unit for Shipping:

• SILIMED does not use pallets for shipping.

• The large unit for shipping has the cubical weight of 61.95Kg. The quantity of packagings depends on the size and/or type of products packaging

Attachment 5

Standard Operating Procedures

[to be mutually agreed in accordance with the procedure specified in Section 5.4 prior to shipment of the first Products to Company for commercial sale]

Attachment 6

Product Warranty Periods

PRODUCT	WARRANTY PERIOD

Mammary Implants including:

-Inflatable Mammary Implant (textured surface Posterior Valve)

-Inflatable Mammary Implant (textured surface Anterior Valve)

-Anatomical Inflatable Mammary Implant

-Anatomical Mammary Implant (silicone gel polyurethane foam coated)

-Anatomical Mammary Implant (silicone gel textured surface)

-Mammary Implant (silicone gel smooth surface)

-Mammary Implant (silicone gel polyurethane foam coated surface)

-Mammary Implant (silicone gel textured surface)

-Smooth Surface Mammary Implant (round shape)

-Textured Surface Mammary Implant (round shape)

-Nuance® Mammary Implant/Enhance® Mammary Implant

-Quartzo® Mammary Implant

-Pitanguy/Rebello Mammary Implant

-Inferior Pole Anatomical System

10 years from manufacturing date

Contour Implants including:

-Calf Implant (filled)

-Calf Implant

-Gluteal Implant

-- Round and Oval bases --4 Designs

-- Round and Oval bases --5 Designs

-- Quartzo

-Pectoral Implant

-- Silicone Smooth Surface/Texture Surface

-- Silicone Texture Only

10 years from manufacturing date

Tissue Expanders -Tissue Expanders -Anatomical Tissue Expanders (breast) -Gingival Expander	5 years from manufacturing date

Facial Implants including:

-Eyelid Suspensor Implant

-Ear Implant

-Medgel Nasal Splint

-Nostril Retainer

-Anatomical Chin Implant -Chin Implant

-Anatomical Malar Implant -Malar Implant

-Implant for Nasal Dorsum -Nasal Implant in “L” Shape -Zygomatic Implant

10 years from manufacturing date

Hand Surgery Products including: -Tendon Spacer -Implant for the First Intermetacarpal Space	5 years from manufacturing date

Urology Products including: -Inflatable Periurethral Constrictor -Vesical Conformer -Tube for Hypospadius -Testicular Implant -Malleable Penile Implant -Adjustable Penile Implant -Vaginal Stent	5 years from manufacturing date

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Bariatric Products (Bands) including: -Adjustable gastric band	10 years from manufacturing date
Bariatric Products (Balloons) including: -Gastric Balloon	1 year from manufacturing date

Miscellaneous Products including: -SILICAT Chemotherapy Kit -Guide for Canula -Suspension Sheet for Mammoplasty -Medgel -Silicone Sheets and Blocks	None

Manufacturer will include a certificate showing the date of manufacture with each shipment of each Product. No

Product will be supplied more than 180 days following the date of Manufacture.

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